                                                                    Exhibit 10.6


                                            EXHIBIT 10.6 CERTAIN PORTIONS OF
                                            THIS EXHIBIT HAVE BEEN OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION PURSUANT TO
                                            A REQUEST FOR CONFIDENTIAL
                                            TREATMENT. THE SYMBOL "****" HAS
                                            BEEN INSERTED IN PLACE OF THE
                                            PORTIONS SO OMITTED.


                                   AGREEMENT

This Agreement (the "Agreement") is made as of this 1st day of July, 1999, by and between MasterCard International Incorporated, a Delaware corporation having its principal place of business at 2000 Purchase Street, Purchase, New York 10577-2509, for itself and on behalf of its Affiliates (as defined below) (collectively, "MasterCard") and The Chase Manhattan Bank, a New York bank having its principal place of business at 270 Park Avenue, New York, New York 10017, for itself and on behalf of its Affiliates (as defined below) (collectively, "Chase").

WHEREAS, Chase is a member of MasterCard and is licensed by MasterCard to issue MasterCard Cards (as defined below) pursuant to MasterCard rules and regulations; and

WHEREAS, the parties desire that Chase issue MasterCard Cards as its preferred brand, subject to the provisions hereof.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS

As used herein, the following terms shall have the indicated meanings:

1.1 "Affiliate" shall mean with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term "control" (including, with its correlative meanings, "controlled by" or "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

1.2 "Card" shall include only off-line debit cards and general-purpose credit and charge cards (including travel and entertainment cards but not single or limited purpose cards) and commercial cards.

1.3 "Core Services" shall consist of ****.

1.4 "Issuer Fees" shall include MasterCard issuer fees and assessments on MasterCard Card transaction activity and Volume, that MasterCard imposes on its member institutions issuing MasterCard Cards (but shall not include any foreign exchange (FX) fees or merchant investment fees that are collected at the time of, or in connection with, interchange revenue received by the issuer), all of which Issuers Fees are set forth on
Schedule 1.4 attached hereto.

1.5 "MasterCard Card" shall mean a Card containing the name, logo, hologram or Trademarks of MasterCard or any of its Affiliates, or any Card that has MasterCard functionality or acceptance utility of MasterCard or any MasterCard Affiliate, and shall be issued in accordance with MasterCard rules, procedures, regulations and standards in effect from time to time.

1.6 "MasterCard Volume Share" shall mean a percentage equal to a fraction, the denominator of which is total Chase Card Volume (as adjusted pursuant to the terms hereof) established for the period of calculation (e.g., a calendar quarter) and the numerator of which is the Chase MasterCard Volume for such period.

1.7 "Other Services" shall mean member-specific optional services as they exist today and all future member services (optional or mandatory) provided or conducted by MasterCard in connection with any aspect of the conduct or processing of MasterCard transactions, the costs of which are charged or apportioned among MasterCard member institutions, other than Core Services, and shall include, without limitation, customized, user-based or member-specific services.

1.8 "Person" shall mean an unaffiliated individual, corporation, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

1.9 "Standard MasterCard Pricing" shall mean the Issuer Fees that would apply to Chase for the period in issue in the absence of this Agreement.

1.9 "Trademark" shall mean any registered or unregistered trademarks, service marks, domain names, licenses, logos, sales materials and trade names.

1.10 "U.S." shall mean the fifty (50) states of the United States of America.

1.11 "Volume" shall mean for the period of calculation (e.g., a calendar quarter), the aggregate United States dollar amount reflecting all activity on U.S.-issued Cards, such activity to include the gross amount of goods and services charged to U.S.-issued MasterCard Cards (not including Cirrus or Maestro), the principal amount of cash advances (other than cash advances and convenience checks used for balance consolidations) and other activity billed in association with the appurtenant MasterCard Card accounts, but shall not include account fees, finance charges, delinquency fees, over-the-limit fees, NSF check fees and the like. References to "Chase Card Volume" shall mean the United States dollar amount of all such activity on all Chase Cards, without regard to brand but as adjusted pursuant to the terms hereof, and references to "Chase MasterCard Volume" shall mean the United States dollar amount of all such activity on Chase MasterCard Cards.

2. OBLIGATIONS OF MASTERCARD

In consideration of Chase's performance of its obligations hereunder, MasterCard shall provide the following consideration to Chase:

2.1 MasterCard shall pay to Chase the sum of **** , such sum to be payable in three (3) installments of **** (each, a "Payment"). The first such installment shall be due within five (5) days of the date of signing this Agreement and the remaining two (2) installments shall be due on the first two (2) anniversary dates of the signing of this Agreement, respectively. Notwithstanding the foregoing, if (i) Chase sells or otherwise transfers a material portion of its assets or credit card or debit card businesses (whether owned directly or indirectly) to another Person or (ii) a material portion of equity of The Chase Manhattan Corporation or, directly or indirectly, Chase Manhattan Bank USA, National Association is transferred to or is obtained by any other Person, and in connection with such event any MasterCard Cards (originated or converted by Chase after the date hereof and transferred to such acquiring Person) are converted to Visa Cards or any other payment card brand other than MasterCard, within one (1) year of the date of the event specified in either (i) or (ii) above, then Chase shall refund to MasterCard a share of such aggregate Payments already received by Chase that is proportionate to such MasterCard Cards converted to Visa Cards by such acquiring Person and takes into consideration the remainder of the Term. In addition, in the event of (i) or (ii) above, MasterCard shall have no further obligation to make any additional payments towards the **** sum described above.

2.2 The following rates for Issuer Fees ****.



          A. Effective as of the date hereof, Chase's Issuer Fees shall be **** on all MasterCard Volume other than cash activity Volume, and **** on MasterCard Volume consisting of cash activity. MasterCard shall perform a quarterly reconciliation of Chase's Issuer Fees and Core Services and make an appropriate reimbursement or charge to account for any differential.

          B. The above shall not limit MasterCard's ability to collect foreign exchange (FX) fees and merchant investment fees that are collected at the time of, or in connection with, interchange revenue received by the issuer, and to impose special assessments on a basis proportionate to other MasterCard issuers.

2.3 ****.

2.4 ****.














3. CHASE'S OBLIGATIONS

3.1 A. At all times during the Term, Chase shall issue 100% of its off-line debit cards as MasterCard off-line debit cards. In addition, (i) Chase shall cause MasterCard to be the brand on greater than 50% of all other new Cards it issues in each calendar quarter (measured as a percentage of the total number of Cards issued and excluding off-line debit cards) and (ii) Chase shall issue new MasterCard Cards and replace and convert a sufficient number of its Visa Cards to MasterCard, so that MasterCard Volume Share (excluding off-line debit cards) is not less than 80% at all times as and from forty eight (48) months from the date of this Agreement until such time as this Agreement is terminated (the events set forth in subsections (i) and (ii), together, the "Volume Requirement").

B. Notwithstanding the foregoing, (i) Chase shall be under no obligation whatsoever to convert any accounts to MasterCard Cards where Chase is contractually prohibited from doing so pursuant to a contract (including any agent bank relationship) entered into by Chase prior to the date of, and not in contemplation of, this Agreement and (ii) Chase shall not be required to establish any new co-brand card portfolio as a MasterCard portfolio if the co-brand partner requires a Card brand other than the MasterCard brand and therefore, such requirement would adversely affect Chase's ability to establish a co-brand program or partner program provided that, Chase has used its reasonable commercial efforts to persuade the prospective co-brand partner to select the MasterCard brand and to provide MasterCard with direct access to the prospective co-brand partner so that MasterCard may present the benefits of selecting the MasterCard brand. Non-MasterCard Cards described in subsections (i) and (ii) of this paragraph B shall not in any manner be included in determining Chase's compliance with the Volume Requirement. In addition, in the case of Jumbo Portfolios (defined below) and subject to subsection (i) of this paragraph B, non-MasterCard Cards hereafter acquired or purchased by Chase or in which Chase acquires a legal or beneficial interest (or which, as of the date hereof, were the subject of a contractual prohibition from being converted to MasterCard but which prohibition is no longer in effect) shall not be included in the MasterCard Volume Share calculation, and Chase shall convert to MasterCard a sufficient number of Visa Cards hereafter acquired or purchased from Jumbo Portfolios (or which are no longer the subject of such a conversion prohibition) to achieve an 80% MasterCard Volume Share for such Cards over a four (4) year period. Further, if Chase is in "conversion mode" (as described in (C ) below), MasterCard and Chase shall mutually agree upon reasonable marketing support to be provided by MasterCard to help minimize attrition and generate acceptance, activation, and usage of Cards being converted to MasterCard-branded Cards from non-MasterCard-branded Cards. In connection with the foregoing, prior to submitting a bid to acquire a Jumbo-Portfolio, Chase and MasterCard shall work together to agree upon MasterCard's marketing support to be provided in connection with such portfolio acquisition and subsequent Card conversions resulting therefrom (to the extent that such pre-bid communication with MasterCard does not violate any confidentiality obligation imposed on Chase by the seller of the Jumbo Portfolio and with the understanding that MasterCard shall in good faith provide Chase with a proposal for marketing support). If Chase is not pursuing Card conversions on its base portfolio of Cards (as more fully described in (C ) below) and is instead subject to the 80% new issuance requirement described below, then, Chase shall not be required to convert Cards from Jumbo Portfolios that may be hereafter acquired or that may no longer be the subject of a contractual conversion prohibition, as described above and instead Chase shall be required to issue at least 80% of all Cards issued to newly acquired customers in connection with such Jumbo Portfolios (and Cards no longer subject to contractual conversion prohibitions) as MasterCard-branded. The foregoing shall not apply to Non-Jumbo Portfolios (defined below), which shall be included in determining Chase's compliance with the Volume Requirement. "Jumbo Portfolios" shall mean any Card portfolio comprised of greater than five-hundred thousand Cards and "Non-Jumbo Portfolios" shall mean any Card portfolio comprised of five hundred thousand Cards or less. Chase shall not accept, either directly or indirectly, any incentive proposals or incentive packages of any sort from Visa or any other MasterCard competitor in connection with Jumbo Portfolios that Chase may hereafter acquire or that may no longer be the subject of a contractual conversion prohibition, as described above or otherwise except where made pursuant to pre-existing contractual requirements.

C. ****.

3.2 As a condition to MasterCard's obligations under Section 2.1 hereof, within fifteen (15) days following the close of each calendar quarter (the "Performance Quarter"), Chase shall detail in the MasterCard Program Quarterly Statistics Report (and such other reports as MasterCard and Chase shall mutually agree) the actual number of Chase Cards issued (by Card brand) and converted, total Chase Cards issued and Volume for the preceding Performance Quarter as well as MasterCard Volume Share for such period.

3.3 Chase shall use commercially reasonable efforts to support, incent and retain all MasterCard Cards and shall maintain all MasterCard Cards as MasterCard-branded for the duration of the cardholders' relationship with Chase. Additionally, in no event shall Chase convert, directly or indirectly, any MasterCard Card (without regard to when or by what entity such MasterCard Card was established, whether prior to or during the Term of this Agreement) to any Card brand other than a MasterCard Card unless specifically requested to do so by the applicable MasterCard Card holder.

3.4 The parties acknowledge that any failure by Chase to meet the MasterCard Card Volume share thresholds required herein may cause immediate and irreparable damage to MasterCard and its goodwill, which damage may not be fully compensable in money damages. Accordingly, MasterCard shall have the right to seek an order for injunctive relief in any court of competent jurisdiction in the event of a breach of such obligations. Such right shall be in addition to any other right or remedy that MasterCard may otherwise have at law or in equity.


4. TERM AND TERMINATION

4.1 This Agreement shall be for a scheduled term commencing as of the date hereof and continuing for a period through and including sixty (60) months from the date of this Agreement (the "Term"); provided that the obligations set forth in Article 5 hereof shall survive for a period of two (2) years after the termination of this Agreement and the obligations set forth in Section 6.8 hereof shall survive termination indefinitely. Prior to the scheduled conclusion of the Term, either party may terminate this Agreement by giving notice to the other party in the event that the other party fails to observe or perform any of its other obligations of this Agreement, including, without limitation, use without approval of anything requiring the approval of either party hereunder, which failure is not cured within thirty (30) days after notice thereof, or if cure cannot be effected in such time, such additional time as is necessary to cure using commercially reasonable efforts; provided that the failure of the cure period to expire shall not preclude either party from seeking an order for injunctive relief with respect to any breach or threatened breach of this Agreement.

4.2 In addition, Chase shall have the sole right to terminate this Agreement effective upon thirty (30) days notice to MasterCard (unless a different notice period is expressly provided for below, in which case that notice period shall govern or, in the case of sub-sections A through E, in which case, termination shall be effective immediately upon Chase's notice to MasterCard) under the following events or circumstances; provided that any such right of termination shall not constitute Chase's exclusive remedy for such events or circumstances but shall be in addition to all other rights and remedies provided hereunder or that Chase may otherwise possess at law or in equity:

         A. A court of competent jurisdiction assumes custody, attaches or sequesters all or a material portion of MasterCard International Incorporated's property or assets, which custody, attachment or sequestration is not suspended or terminated;

         B. MasterCard International Incorporated admits in writing its inability to pay its debts generally as they become due;

         C. MasterCard International Incorporated becomes insolvent (whether by balance sheet insolvency or a failure to meet obligations in the ordinary course) or makes an assignment for the benefit of creditors or calls a meeting of creditors;

         D. MasterCard International Incorporated files any voluntary, or if there is filed against such party an involuntary, petition in bankruptcy under the United States Bankruptcy Code, or any similar state or local bankruptcy or insolvency laws (as now or in the future enacted or amended) or if MasterCard International Incorporated makes an admission seeking relief as therein allowed; provided that in the event of any involuntary petition, MasterCard International Incorporated shall have a period of thirty (30) days from the date of filing thereof to discharge the same;

         E. MasterCard International Incorporated consents to the appointment of a receiver for all or a substantial portion of its property or in the event such party is the subject of a takeover or extraordinary regulatory action such as a memorandum of understanding, by its applicable regulator;

         F. MasterCard's total global acceptance locations are at least seven and one half percent (7.5%) less than those of Visa provided that, after receiving notice from Chase of such disparity, MasterCard shall have sixty (60) days to cure such disparity or to develop a plan that satisfactorily addresses the matter as determined by Chase, in its sole discretion;

         G. ****.



         H. ****.



         I. ****.


         J. ****.


         K. ****.


         L. ****.


         M. ****.



         N. ****.


         O. ****.



         P. ****.

         Q. ****.





         R. ****.



         S. ****.




         T. ****.



         U. ****.



         V. ****.

         W. ****.


         X. ****.







4.3 ****.







4.4 In the event that (A)(i) MasterCard ceases to provide Core Services or (ii) a governmental body with legislative, rule making or judicial authority enacts a rule or law or issues an order (which may include, without limitation, a judgment in the pending action U.S. v Visa USA et al.) that would reasonably be expected to prevent Chase in any significant way from engaging in essential activities necessary for it to receive the benefits of this Agreement and (B) as a direct result of such event or circumstance, Chase's ability to compete effectively against similarly-situated financial institutions in the consumer payments industry is significantly and adversely affected (the events described in Sections 4.4(A)(i), (A)(ii) and (B) collectively, the "Industry Issues"), the parties hereto shall meet within a period of ten (10) days of such event or circumstance in an effort to reconsider the terms of this Agreement and resolve the Industry Issues in a mutually-agreeable manner to enable Chase to compete effectively in the marketplace. Senior corporate executives of the parties shall personally conduct such negotiations, and the parties shall verify and consider the severity of each Industry Issue. If the senior executives are unable to reach a mutually acceptable resolution within twenty (20) days, either party shall thereupon have the option of terminating this Agreement by giving the other party not less than ten (10) days notice of termination. The parties may, by mutual agreement, extend any of the above-referenced time periods.

4.5 Termination by either Chase or MasterCard pursuant to the terms of Section
4.4 hereof shall be without payment of any penalty by the terminating party to the non-terminating party or any other members or stockholders of MasterCard.

5. CONFIDENTIALITY

5.1 Both parties agree that all Confidential Information of the other party, as well as the terms and conditions of this Agreement, shall be treated as confidential, shall be disclosed only to those individuals with a reasonable need to know within their organizations (provided such individuals agree to be bound by the confidentiality obligations herein), and shall not be disclosed or communicated to third parties, without the other party's prior written approval, except that both parties may disclose such information to its auditors, its regulators (in the discharge of their regulatory duties), outside Board members and outside counsel provided that such third parties agree to abide by the confidentiality provisions contained herein. "Confidential Information" means all, or any part of, and originals or copies of, any information, in whatever form embodied (e.g., oral, written, electronic) that either party has identified, in writing, as confidential.

5.2 The restrictions on the use or disclosure of Confidential Information shall not apply to any Confidential Information that (i) is received free of restriction from another source, (ii) is generally available to the public except pursuant to a disclosure in violation of this Agreement, (iii) at the time of disclosure, was already known to the recipient from a source not known by the recipient to be subject to a confidentiality obligation regarding such information, (iv) is required to be disclosed by applicable law, rule or regulation or pursuant to a judicial, legislative or administrative process or procedure, (v) the parties hereto agree in writing is free of such restrictions or (vi) is independently developed without reference to Confidential Information. Promptly upon being required to disclose any Confidential Information belonging to the other party, the disclosing party shall provide the other party with a notice of such requirement (as permitted by law, rule and regulation) so that the other party may contest such disclosure requirement.

5.3 The parties acknowledge that, in the event of a breach of Section 5 hereof, the non-breaching party may suffer immediate and irreparable damage that may not be fully remedied by monetary damages. Therefore, in addition to the remedy provided for hereunder or which the non-breaching party may possess pursuant to applicable law, the non-breaching party retains the right to seek injunctive relief against any such breach in any court of competent jurisdiction.

5.4 Neither party shall issue any public announcements or make any published statements regarding this Agreement or the subject matter hereof, without the prior written consent of the other party. The parties shall work together in good faith to develop mutually agreeable responses to media inquiries concerning this Agreement.

6. MISCELLANEOUS PROVISIONS

6.1 Unless otherwise provided herein, all notices, consents or other communications required or permitted to be given pursuant to this Agreement must be in writing and shall be deemed duly given upon hand delivery or upon receipt if sent by an overnight courier delivery service of general commercial use and acceptance (such as Airborne, Federal Express or UPS) to the following addresses or such other address as may hereafter be designated by notice given by such party:

To Chase:
              The Chase Manhattan Bank
              270 Park Avenue
              New York, NY  10017
              Attention:  U.S. Retail Banking Executive


To MasterCard:

              MasterCard International
              2000 Purchase Street
              Purchase, NY  10577-2509
              Attention:  U.S. Region Counsel

6.2 The obligations stated herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns, provided that neither party shall have the right to assign to any third party (other than to an Affiliate of such assigning party) any of its rights against the other party or the benefit hereof.

6.3 A failure or delay of either party to this Agreement to enforce at any time any of the provisions hereof or the failure to exercise any right which is herein provided or require at any time performance of any of the provisions hereto shall in no way be construed to be a waiver of such provisions of this Agreement in the event of a continuation or repetition of the circumstances which gave rise to such right. Except as otherwise provided herein, no waiver shall be effective unless made in writing. No action, conduct or course of dealing by either party hereto, and no failure, refusal or restraint from taking any action by either party hereto, shall constitute any amendment, modification, supplement or other change to any of the terms, conditions or provisions of this Agreement.

6.4 If one or more of the provisions contained herein shall, for any reason, be held by a court of competent jurisdiction to be unenforceable or invalid in any respect under the law of any state or of the United States of America, such unenforceability or invalidity shall not affect any other provision of this Agreement, and this Agreement shall then be construed as if such unenforceable or invalid provisions had never been contained herein. In such event, the parties shall promptly commence negotiations in good faith to reform this Agreement to make alternative provisions herein that reflect the intentions and purposes of the severed provisions in a manner that does not run afoul of the basis for such unenforceability or invalidity. However, in the event any part hereof is so held unenforceable or invalid and severed from this Agreement, and the parties are unable to so reform this Agreement within a period of six (6) months from the date of final, unappealable declaration of unenforceability or invalidity, either party shall have the right to terminate this Agreement within the succeeding 90-day period by giving not less than ninety (90) days notice of termination to the other party during such 90-day period.

6.5 Each party hereto represents and warrants to the other party hereto that, upon execution hereof, this Agreement shall represent the legal, binding and enforceable obligation of such party, and that the persons who have signed this Agreement have full power and authority to execute this Agreement on behalf of such party.

6.6 Neither party shall be held responsible for any delay or failure in performance to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission or carriers or other similar causes beyond its control, that was not reasonably foreseeable or avoidable, and without the fault or negligence and/or lack of diligence of the delayed party (each, a "force majeure condition"). Thereafter, the time to perform the acts or obligations that were delayed by such condition (and any corresponding acts or obligations of the non-delayed party) shall be extended by the length of time the force majeure condition endured provided the delayed party has used best efforts to overcome or resolve the force majeure condition.

6.7 This Agreement evidences the entire agreement and understanding between MasterCard and Chase with respect to the transactions contemplated hereby and supersedes all prior agreements between the parties. No modification, amendment, supplement to or waiver of this Agreement shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

6.8 This Agreement and the respective rights and obligations of the parties hereto shall be governed by the laws of the State of New York, excluding any "conflict of laws" or similar provisions that would mandate or permit application of the substantive law of any other jurisdiction. Any action or proceeding to enforce this Agreement or any obligation stated herein shall be commenced and prosecuted, if at all, only in a federal or state court located within the State of New York, and each party hereby irrevocably agrees to consent to jurisdiction in any such court and to accept process in such action in the manner set forth for notices herein. In any action or proceeding of or relating to this Agreement or the subject matter hereof, each party hereby irrevocably waives any right it may now have or hereafter possess to a trial by jury.

6.9 Both parties agree at all times to comply with all laws and regulations applicable to the performance of this Agreement.

6.10 Any sales, use, excise, income or similar tax, levy, charge or fee incurred in connection with the transactions contemplated by this Agreement shall be borne by the party incurring such tax, levy, charge or fee.

6.11 The captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement. This Agreement is the product of negotiations between the parties hereto and their respective counsel. No provision or section of this Agreement shall be read, construed or interpreted for or against either party by reason of ambiguity of language, rule or construction against the draftsman or similar doctrine.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

6.12 This Agreement may be executed in one or more counterparts, each of which, taken together, shall constitute but one original document.

6.13 Chase's obligations under this Agreement supplement, and do not replace, Chase's obligations under MasterCard's bylaws and rules and policies.


         IN WITNESS WHEREOF, a duly authorized representative of each of the parties has executed this Agreement in duplicate, as of the date first set forth in this Agreement.


MASTERCARD INTERNATIONAL INCORPORATED



/S/ Alan J. Heuer
-------------------------------------
By: Alan J. Heuer
Title: Senior Executive Vice President


THE CHASE MANHATTAN BANK

/S/ Harry F. DiSimone
-------------------------------------
By: Harry F. DiSimone
Title: Executive Vice President

                                                                    Schedule 1.4


                          Fees Included in Issuer Fees

                                [attach schedule]

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----
CORE ISSUER FEES

2CC00001          2CC0000        110100    Incoming Tier Adjustment                         ****    Assessment - Issuer         ****
2CC39981          2CC3998        110100    Reversal Incoming Assess                         ****    Assessment - Issuer         ****
2CC39991          2CC3999        110100    Cr Card Incoming Assess                          ****    Assessment - Issuer         ****
2M190001          2M19000        470100    YYYY Minimum Assess                              ****    Assessment - Issuer         ****
2CC00010          2CC0001        110100    1Q98 ASSMT TIER ADJ-QUES 9142495055              ****    Assessment - Issuer         ****
2IJ90001          2IJ9000        470100    2Q98 MIN ASSESS REVERSAL 9/20/98                 ****    Assessment - Issuer         ****
2IJ90001C         2IJ9000        470100    MINIMUM ASSESSMENT ADJUSTMENT                    ****    Assessment - Issuer         ****
2IJ90001          2IJ9000        470100    2Q98 MIN ASSESS REVERSAL 9/20/98                 ****    Assessment - Issuer         ****
2IJ90001C         2IJ9000        470100    MINIMUM ASSESSMENT ADJUSTMENT                    ****    Assessment - Issuer         ****
2IJ90001          2IJ9000        470100    2Q98 MIN ASSESS REVERSAL 9/20/98                 ****    Assessment - Issuer         ****
2IJ90001C         2IJ9000        470100    MINIMUM ASSESSMENT ADJUSTMENT                    ****    Assessment - Issuer         ****
2D133113          2D13311        470100    INCOMING INTER-C SALES RETAIL                    ****    Assessment - Issuer         ****
2D133303          2D13330        470100    INCOMING INTER-C CREDITS                         ****    Assessment - Issuer         ****
2R133113          2R13311        470100    INCOMING INTER-C SALES RETAIL REV                ****    Assessment - Issuer         ****
2R133303          2R13330        470100    INCOMING INTER-C CR REVERSAL                     ****    Assessment - Issuer         ****
2QD20111          2QD2011        110100    QD Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QD30111          2QD3011        110100    QD Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QD30141          2QD3014        110100    QD In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QD31111          2QD3111        110100    QD Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QD34111          2QD3411        110100    QD Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QE20111          2QE2011        110100    QE Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QE30111          2QE3011        110100    QE Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QE30141          2QE3014        110100    QE In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QE31111          2QE3111        110100    QE Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QE34111          2QE3411        110100    QE Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QF20111          2QF2011        110100    QF Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QF201111         2QF2011        110100    QF Waiver Non-Int Retail Sales                   ****    Assessment - Issuer         ****
2QF30111          2QF3011        110100    QF Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QF301111         2QF3011        110100    QF Waiver Incoming Retail Sales                  ****    Assessment - Issuer         ****
2QF30141          2QF3014        110100    QF In Bal Transfer Retail Sales                  ****    Assessment - Issuer         ****
2QF301411         2QF3014        110100    QF Waiver In Bal Transfer Retail Sales           ****    Assessment - Issuer         ****
2QF3111           2QF3111        110100    QF Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QF31111          2QF3111        110100    QF Waiver Incoming Intra-C Retail Sales          ****    Assessment - Issuer         ****
2QF34111          2QF3411        110100    QF Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QF341111         2QF3411        110100    QF Waiver Intra-Processor Retail Sales           ****    Assessment - Issuer         ****
2QG20111          2QG2011        110100    QG Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QG30111          2QG3011        110100    QG Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QG30141          2QG3014        110100    QG In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QG31111          2QG3111        110100    QG Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QG34111          2QG3411        110100    QG Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QH20111          2QH2011        110100    QH Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QH30111          2QH3011        110100    QH Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QH30141          2QH3014        110100    QH In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QH31111          2QH3111        110100    QH Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QH34111          2QH3411        110100    QH Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QI20111          2QI2011        110100    QI Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QI30111          2QI3011        110100    QI Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QI30141          2QI3014        110100    QI In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QI31111          2QI3111        110100    QI Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QI34111          2QI3411        110100    QI Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QJ20111          2QJ2011        110100    QJ Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QJ201111         2QJ2011        110100    QJ Waiver Non-Int Retail Sales                   ****    Assessment - Issuer         ****
2QJ30111          2QJ3011        110100    QJ Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QJ301111         2QJ3011        110100    QJ Waiver Incoming Retail Sales                  ****    Assessment - Issuer         ****
2QJ30141          2QJ3014        110100    QJ In Bal Transfer Retail Sales                  ****    Assessment - Issuer         ****
2QJ301411         2QJ3014        110100    QJ Waiver In Bal Transfer Retail Sales           ****    Assessment - Issuer         ****
2QJ3111           2QJ3111        110100    QJ Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2QJ31111          2QJ3111        110100    QJ Waiver Incoming Intra-C Retail Sales          ****    Assessment - Issuer         ****
2QJ34111          2QJ3411        110100    QJ Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QJ341111         2QJ3411        110100    QJ Waiver Intra-Processor Retail Sales           ****    Assessment - Issuer         ****
2QK20111          2QK2011        110100    QK Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QK30111          2QK3011        110100    QK Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QK31111          2QK3111        110100    QK Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QK34111          2QK3411        110100    QK Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QL20111          2QL2011        110100    QL Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QL30111          2QL3011        110100    QL Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QL31111          2QL3111        110100    QL Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QL34111          2QL3411        110100    QL Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QU20111          2QU2011        110100    QU Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QU30111          2QU3011        110100    QU Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QU30141          2QU3014        110100    QU In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QU31111          2QU3111        110100    QU Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QU34111          2QU3411        110100    QU Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QV20111          2QV2011        110100    QV Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QV201111         2QV2011        110100    QV Waiver Non-Int Retail Sales                   ****    Assessment - Issuer         ****
2QV30111          2QV3011        110100    QV Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QV301111         2QV3011        110100    QV Waiver Incoming Retail Sales                  ****    Assessment - Issuer         ****
2QV30141          2QV3014        110100    QV In Bal Transfer Retail Sales                  ****    Assessment - Issuer         ****
2QV301411         2QV3014        110100    QV Waiver In Bal Transfer Retail Sales           ****    Assessment - Issuer         ****
2QV3111           2QV3111        110100    QV Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QV31111          2QV3111        110100    QV Waiver Incoming Intra-C Retail Sales          ****    Assessment - Issuer         ****
2QV34111          2QV3411        110100    QV Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2QV341111         2QV3411        110100    QV Waiver Intra-Processor Retail Sales           ****    Assessment - Issuer         ****
2QW20111          2QW2011        110100    QW Non-Interchange Retail Sales                  ****    Assessment - Issuer         ****
2QW30111          2QW3011        110100    QW Incoming Retail Sales                         ****    Assessment - Issuer         ****
2QW30141          2QW3014        110100    QW In Balance Transfer Retail Sales              ****    Assessment - Issuer         ****
2QW31111          2QW3111        110100    QW Incoming Intra-C Retail Sales                 ****    Assessment - Issuer         ****
2QW34111          2QW3411        110100    QW Intra-Processor Retail Sales                  ****    Assessment - Issuer         ****
2AV30001          2AV3000        410100    AVS Full Auth Issuer Proc Fee                    ****    Authorization               ****
2AV30002          2AV3000        410100    AVS Full Auth Issuer Proc Fee                    ****    Authorization               ****
2AV30005          2AV3000        410100    AVS Full Auth Issuer Proc Fee                    ****    Authorization               ****
2AV300121         2AV3001        410301    AVS Full Auth Issuer Acc Fee Inter-C             ****    Authorization               ****
2AV300141         2AV3001        410301    AVS Full Auth Issuer Acc Fee Intra-C             ****    Authorization               ****
2AV30101          2AV3010        410100    SI AVS Auth Full Issuer Proc Fee                 ****    Authorization               ****
2AV30102          2AV3010        410100    SI AVS Auth Issuer Proc Fee                      ****    Authorization               ****
2AV30105          2AV3010        410100    SI AVS Full Auth Issuer Proc Fee                 ****    Authorization               ****
2AV301121         2AV3011        410301    SI AVS Full Auth Issuer Acc Fee Inter-C          ****    Authorization               ****
2AV301141         2AV3011        410301    SI AVS Full Auth Issuer Acc Fee Intra-C          ****    Authorization               ****
2AB10001          2AB1000        410100    Full Auth Issuer Proc Fee                        ****    Authorization               ****
2AB10002          2AB1000        410100    Full Auth Issuer Proc Fee                        ****    Authorization               ****
2AB10005          2AB1000        410100    Full Auth Issuer Proc Fee                        ****    Authorization               ****
2AB100121         2AB1001        410301    Full Auth Issuer Acc Fee Inter-C                 ****    Authorization               ****
2AB100141         2AB1001        410301    Full Auth Issuer Acc Fee Intra-C                 ****    Authorization               ****
2AB10101          2AB1010        410200    SI Auth Issuer Proc Fee                          ****    Authorization               ****
2AB10102          2AB1010        410200    SI Auth Issuer Proc Fee                          ****    Authorization               ****
2AB10105          2AB1010        410200    SI Auth Issuer Proc Fee                          ****    Authorization               ****
2AB101121         2AB1011        410301    SI Auth Issuer Acc Fee Inter-C                   ****    Authorization               ****
2AB101141         2AB1011        410301    SI Auth Issuer Acc Fee Intra-C                   ****    Authorization               ****
2AB10201          2AB1020        410100    Visa PTP Issuer Proc Fee                         ****    Authorization               ****
2AB10202          2AB1020        410100    Visa PTP Issuer Proc Fee                         ****    Authorization               ****
2AB10205          2AB1020        410100    Visa PTP Issuer Proc Fee                         ****    Authorization               ****
2AB102121         2AB1021        410301    Visa PTP Issuer Acc Fee Inter-C                  ****    Authorization               ****
2AB102141         2AB1021        410301    Visa PTP Issuer Acc Fee Intra-C                  ****    Authorization               ****
2AB1030           2AB1030        410100    X-Code Auth Iss Proc Fee                         ****    Authorization               ****
2AB10305          2AB1030        410100    X-Code Auth Iss Proc Fee                         ****    Authorization               ****
2AB103121         2AB1031        410301    X-Code Auth Iss Acc Fee                          ****    Authorization               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2AB10401          2AB1040        410120    Line-1 Auth Issuer Proc Fee                      ****    Authorization               ****
2AB10402          2AB1040        410120    Line-1 Auth Iss Proc Fee                         ****    Authorization               ****
2AB10405          2AB1040        410120    Line-1 Auth Iss Proc Fee                         ****    Authorization               ****
2AB104121         2AB1041        410301    Line-1 Auth Iss Acc Fee Inter-C                  ****    Authorization               ****
2AB104141         2AB1041        410301    Line-1 Auth Iss Acc Fee Intra-C                  ****    Authorization               ****
2AB106146         2AB1061        410301    POS Auth Iss Acc Fee Intra-C                     ****    Authorization               ****
2AB107141         2AB1071        410301    MOTO Auth Iss Acc Fee Inter-C                    ****    Authorization               ****
2AB107141         2AB1071        410301    MOTO Auth Iss Acc Fee Intra-C                    ****    Authorization               ****
2AB10801          2AB1080        410100    Prop PTP Issuer Proc Fee                         ****    Authorization               ****
2AB10802          2AB1080        410100    Prop PTP Issuer Proc Fee                         ****    Authorization               ****
2AB10805          2AB1080        410100    Prop PTP Issuer Proc Fee                         ****    Authorization               ****
2AB108121         2AB1081        410301    Prop PTP Issuer Proc Fee Inter-C                 ****    Authorization               ****
2AB108141         2AB1081        410301    Prop PTP Issuer Proc Fee Intra-C                 ****    Authorization               ****
2AB113121         2AB1131        410301    CATS Issuer Acc Fee Inter-C                      ****    Authorization               ****
2AB113141         2AB1131        410301    CATS Issuer Access Fee Intra-C                   ****    Authorization               ****
2AB15101          2AB1510        490560    SAF Retrieval Fee Inter-C                        ****    Authorization               ****
2AB1560           2AB1560        496552    Re-Test/Application Test Fee                     ****    Authorization               ****
2AB1561           2AB1561        496552    Initial Testing of New MIP                       ****    Authorization               ****
2AB29991          2AB2999        410100    Auth Issuer Proc Fee Tier                        ****    Authorization               ****
2TA25401          2TA2540        410100    Mbr Resp TX-NonTX Issuer Proc Fee                ****    Authorization               ****
2TA25402          2TA2540        410100    Mbr Resp TX-NonTX Issuer Proc Fee                ****    Authorization               ****
2TA25405          2TA2540        410100    Mbr Resp TX-NonTX Issuer Proc Fee                ****    Authorization               ****
2TA254121         2TA2541        410301    Mbr Resp TX-NonTX Iss Acc Inter-C                ****    Authorization               ****
2TA254141         2TA2541        410301    Mbr Resp TX-NonTX Iss Acc Intra-C                ****    Authorization               ****
2TA25601          2TA2560        410200    SI TX-NonTX Issuer Proc Fee                      ****    Authorization               ****
2TA25602          2TA2560        410200    SI TX-NonTX Issuer Proc Fee                      ****    Authorization               ****
2TA25605          2TA2560        410200    SI TX-NonTX Issuer Proc Fee                      ****    Authorization               ****
2TA256121         2TA2561        410301    SI TX-NonTX Iss Acc Fee Inter-C                  ****    Authorization               ****
2TA256141         2TA2561        410301    SI TX-NonTX Iss Acc Fee Intra-C                  ****    Authorization               ****
2AB10602          2AB1060        410100    POS AUTH ISSUER PROC FEE INTER-C                 ****    Authorization               ****
2AB1130           2AB1130        410388    CATS ISSUER PROC FEE                             ****    Authorization               ****
2AD1140           2AD1140        402300    MCBS BILLING ADJUSTMENT                          ****    Adjustment                  ****
2WB900023         2WB9000        410100    MANUAL ISS ACCESS FEE: INTER-C                   ****    Authorization               ****
2WB910043C        2WB9100        410100    ELECTRONIC ISS ACCESS FEE: INTRA-C               ****    Authorization               ****
2AB10605          2AB1060        410100    POS AUTH ISSUER PROC FEE INTRA-C                 ****    Authorization               ****
2AB1130           2AB1130        410388    CATS ISSUER PROC FEE                             ****    Authorization               ****
2CL1901           2CL1901        230119    AUTHORIZATION FEE CLAIM                          ****    Authorization               ****
2CL2089           2CL2089        230320    CHARGEBACK CLAIM                                 ****    Authorization               ****
2CL2320           2CL2320        230119    X-CODE AUTHORIZATION CLAIM                       ****    Authorization               ****
2VS1203           2VS1203        410211    VS File Maint                                    ****    Voice Services              ****
2VS12101          2VS1210        410100    VS Issuer Proc Fee                               ****    Voice Services              ****
2VS12102          2VS1210        410100    VS Issuer Proc Fee                               ****    Voice Services              ****
2VS12105          2VS1210        410100    VS Issuer Proc Fee                               ****    Voice Services              ****
2VS121121         2VS1211        410301    VS Issuer Acc Fee Intra-C                        ****    Voice Services              ****
2VS121141         2VS1211        410301    VS Issuer Acc Fee Intra-C                        ****    Voice Services              ****
2VS12401          2VS1240        410100    VS Call Ref Issuer Proc Fee                      ****    Voice Services              ****
2VS12402          2VS1240        410100    VS Call Ref Issuer Proc Fee                      ****    Voice Services              ****
2VS12405          2VS1240        410100    VS Call Ref Issuer Proc Fee                      ****    Voice Services              ****
2VS124121         2VS1241        410301    VS Call Ref Issuer Acc Fee Inter-C               ****    Voice Services              ****
2VS124141         2VS1241        410301    SI VS Call Ref Issuer Acc Fee Intra-C            ****    Voice Services              ****
2VS12505          2VS1250        410100    SI VS Call Ref Issuer Proc Fee                   ****    Voice Services              ****
2VS125141         2VS1251        410301    SI VS Call Ref Issuer Proc Fee                   ****    Voice Services              ****
2VS1270           2VS1270        410100    SI VS Issuer Proc Fee                            ****    Voice Services              ****
2VS12705          2VS1270        410100    SI VS Issuer Proc Fee                            ****    Voice Services              ****
2VS1271           2VS1271        410301    SI VS Issuer Acc Fee                             ****    Voice Services              ****
2VS127141         2VS1271        410301    SI VS Issuer Acc Fee                             ****    Voice Services              ****
2VS127721         2VS1277        410304    VS X-Code Call Ref Cr Inter-C                    ****    Voice Services              ****
2VS127741         2VS1277        410304    VS X-Code Call Ref Cr Intra-C                    ****    Voice Services              ****
2EQ3010           2EQ3010        410380    Processor Connectivity Fee                       ****    Connectivity                ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2EQ3011           2EQ3011        410380    Member Connectivity Fee                          ****    Connectivity                ****
2CR20101          2CR2010        410100    Mbr D/T Call Ref Issuer Proc Fee                 ****    Call Referral               ****
2CR20102          2CR2010        410100    Mbr D/T Call Ref Issuer Proc Fee                 ****    Call Referral               ****
2CR20105          2CR2010        410100    Mbr D/T Call Ref Issuer Proc Fee                 ****    Call Referral               ****
2CR20201          2CR2020        410200    SI Call Ref Issuer Proc Fee                      ****    Call Referral               ****
2CR20202          2CR2020        410200    SI Call Ref Issuer Proc Fee                      ****    Call Referral               ****
2CR20205          2CR2020        410200    SI Call Ref Issuer Proc Fee                      ****    Call Referral               ****
2CR202121         2CR2021        410301    SI Call Ref Issuer Acc Fee Inter-C               ****    Call Referral               ****
2CR202141         2CR2021        410301    SI Call Ref Issuer Acc Fee Intra-C               ****    Call Referral               ****
2CR20301          2CR2030        410100    Mbr Issued Call Ref Issuer Proc Fee              ****    Call Referral               ****
2CR20302          2CR2030        410100    Mbr Issued Call Ref Issuer Proc Fee              ****    Call Referral               ****
2CR20305          2CR2030        410100    Mbr Issued Call Ref Issuer Proc Fee              ****    Call Referral               ****
2CR203121         2CR2031        410301    Mbr Call Ref Iss Acc Fee Inter-C                 ****    Call Referral               ****
2CR203141         2CR2031        410301    Mbr Call Ref Iss Acc Fee Intra-C                 ****    Call Referral               ****
2CR20401          2CR2040        410100    Visa PTP Call Ref Issuer Proc Fee                ****    Call Referral               ****
2CR20402          2CR2040        410100    Visa PTP Call Ref Issuer Proc Fee                ****    Call Referral               ****
2CR20405          2CR2040        410100    Visa PTP Call Ref Issuer Proc Fee                ****    Call Referral               ****
2CR204121         2CR2041        410301    Visa PTP Call Ref Iss Acc Fee Inter-C            ****    Call Referral               ****
2CR204141         2CR2041        410301    Visa PTP Call Ref Iss Acc Fee Intra-C            ****    Call Referral               ****
2CR206121         2CR2061        410301    X-Code Call Ref Iss Acc Fee Inter-C              ****    Call Referral               ****
2CR206141         2CR2061        410301    X-Code Call Ref Iss Acc Fee Intra-C              ****    Call Referral               ****
2CR20621          2CR2062        410302    X-Code Call Ref Fee                              ****    Call Referral               ****
2CR206721         2CR2067        410304    X-Code Call Ref Cr Inter-C                       ****    Call Referral               ****
2CR206741         2CR2067        410304    X-Code Call Ref Cr Intra-C                       ****    Call Referral               ****
2CR20701          2CR2070        410100    Call Ref Issuer Proc (Visa Acquirer)             ****    Call Referral               ****
2CR20702          2CR2070        410100    Call Ref Issuer Proc (Visa Acquirer)             ****    Call Referral               ****
2CR20705          2CR2070        410100    Call Ref Issuer Proc (Visa Acquirer)             ****    Call Referral               ****
2CR20801          2CR2080        410100    Prop Call Ref Issuer Proc Fee                    ****    Call Referral               ****
2CR20802          2CR2080        410101    Prop Call Ref Issuer Proc Fee                    ****    Call Referral               ****
2CR20805          2CR2080        410101    Prop Call Ref Issuer Proc Fee                    ****    Call Referral               ****
2CR208121         2CR2081        410301    Prop Call Ref Iss Acc Fee Inter-C                ****    Call Referral               ****
2CR208141         2CR2081        410301    Prop Call Ref Iss Acc Fee Intra-C                ****    Call Referral               ****
2CR20901          2CR2090        410100    Dup Cal Ref Iss Proc Fee                         ****    Call Referral               ****
2CR20902          2CR2090        410100    Dup Cal Ref Iss Proc Fee                         ****    Call Referral               ****
2CR20905          2CR2090        410100    Mbr Dup Call Ref Iss Proc Fee                    ****    Call Referral               ****
2CR209121         2CR2091        410301    Dup Call Ref Iss Acc Inter-C                     ****    Call Referral               ****
2CR209141         2CR2091        410301    Dup Call Ref Iss Acc Intra-C                     ****    Call Referral               ****
2CR21001          2CR2100        410100    SI Dup Call Ref Iss Proc Fee                     ****    Call Referral               ****
2CR21002          2CR2100        410100    SI Dup Call Ref Iss Proc Fee                     ****    Call Referral               ****
2CR21005          2CR2100        410100    SI Dup Call Ref Iss Proc Fee                     ****    Call Referral               ****
2CR210121         2CR2101        410100    SI Dup Call Ref Acc Proc Fee                     ****    Call Referral               ****
2CR210141         2CR2101        410100    SI Dup Call Ref Acc Proc Fee                     ****    Call Referral               ****
2CR21301          2CR2130        410100    Visa PTP D/T Call Iss Proc Fee                   ****    Call Referral               ****
2CR21302          2CR2130        410100    Visa PTP D/T Call Iss Proc Fee                   ****    Call Referral               ****
2CR21305          2CR2130        410100    Visa PTP D/T Call Ref Issuer Proc Fee            ****    Call Referral               ****
2CR123121         2CR2131        410301    Visa PTP Call Ref Iss Acc Inter-C                ****    Call Referral               ****
2CR213141         2CR2131        410301    Visa PTP D/T Call Ref Iss Acc Intra-C            ****    Call Referral               ****
2CR22621          2CR2262        490214    X-Code Call Ref Fee/No Answer                    ****    Call Referral               ****
2PO4020           2PO4020        410100    SI POS-TX Call Ref Issuer Proc                   ****    Call Referral               ****
2PO4021           2PO4021        410301    Mbr POS-TX Call Ref Iss Acc Fee                  ****    Call Referral               ****
2PO4080           2PO4080        410170    Mbr POS-TX Call Ref Iss Proc Fee                 ****    Call Referral               ****
2PO4081           2PO4081        410301    Mbr POS-TX Call Ref Iss Acc                      ****    Call Referral               ****
2TC25501          2TC2550        410100    Mbr Call TX-NonTX Issuer Proc Fee                ****    Call Referral               ****
2TC25502          2TC2550        410100    Mbr Call TX-NonTX Issuer Proc Fee                ****    Call Referral               ****
2TC25505          2TC2550        410100    Mbr Call TX-NonTX Issuer Proc Fee                ****    Call Referral               ****
2TC255121         2TC2551        410301    Mbr Call TX-NonTX Iss Acc Inter-C                ****    Call Referral               ****
2TC255141         2TC2551        410301    Mbr Call TX-NonTX Iss Acc Intra-C                ****    Call Referral               ****
2TC25701          2TC2570        410200    SI Call TX-NonTX Issuer Proc Fee                 ****    Call Referral               ****
2TC25702          2TC2570        410200    SI Call TX-NonTX Issuer Proc Fee                 ****    Call Referral               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2TC25705          2TC2570        410200    SI Call TX-NonTX Issuer Proc Fee                 ****    Call Referral               ****
2TC257121         2TC2571        410301    SI Call TX-NonTX Iss Acc Inter-C                 ****    Call Referral               ****
2TC257141         2TC2571        410301    SI Call TX-NonTX Iss Acc Intra-C                 ****    Call Referral               ****
2PO4000           2PO4000        410170    Mbr Resp POS Auth Iss Proc Fee                   ****    Call Referral               ****
2PO400121         2PO4001        410301    Mbr Resp POS Auth Iss Acc Inter-C                ****    Call Referral               ****
2PO400141         2PO4001        410301    Mbr Resp POS Auth Iss Acc Intra-C                ****    Call Referral               ****
2PO40101          2PO4010        410100    SI POS Auth Iss Proc Fee                         ****    Call Referral               ****
2PO40102          2PO4010        410100    SI POS Auth Iss Proc Fee                         ****    Call Referral               ****
2PO40105          2PO4010        410100    SI POS Auth Iss Proc Fee                         ****    Call Referral               ****
2PO40111          2PO4011        410301    SI POS Auth Iss Acc Fee                          ****    Call Referral               ****
2PO40112          2PO4011        410301    SI POS Auth Iss Acc Fee                          ****    Call Referral               ****
2PO401141         2PO4011        410301    SI POS Auth Iss Acc Fee                          ****    Call Referral               ****
2PO4097           2PO4097        410304    POS X-Code Call Ref Cr                           ****    Call Referral               ****
2PO4110           2PO4110        410170    POS Prop PTP Issuer Proc Fee                     ****    Call Referral               ****
2PO411121         2PO4111        410301    POS Prop Auth Iss Proc Fee Inter-C               ****    Call Referral               ****
2PO411141         2PO4111        410301    POS Prop Auth Iss Proc Fee Intra-C               ****    Call Referral               ****
2CR2060           2CR2060        410100    X-CODE CALL REF ISS PROC                         ****    Call Referral               ****
2CR2060           2CR2060        410100    X-CODE CALL REF ISS PROC                         ****    Call Referral               ****
2CR2060           2CR2060        410100    X-CODE CALL REF ISS PROC                         ****    Call Referral               ****
2CR212721         2CR2127        410304    LIMIT-1-CALL REF CREDIT INTER-C                  ****    Call Referral               ****
2CR21201          2CR2120        410100    LIMIT-1-CALL REF ISSUER PROC FEE                 ****    Call Referral               ****
2CR212121         2CR2121        410301    LIMIT-1-CALL REF ISS ACC FEE INTER C             ****    Call Referral               ****
2CR21221          2CR2122        410302    LIMIT-1-CALL REFERRAL FEE                        ****    Call Referral               ****
2C11000           2C11000        413200    Principal Member Fee                             ****    Cirrus                      ****
2C11001           2C11001        413205    Corresponding Member Fee                         ****    Cirrus                      ****
2C11002           2C11002        413205    Corresponding Member Fee - Capped                ****    Cirrus                      ****
2C11003           2C11003        413205    Terminal Member Fee                              ****    Cirrus                      ****
2C11004           2C11004        413215    Card Access Fee                                  ****    Cirrus                      ****
2C11005           2C11005        413400    Locator Service Fee                              ****    Cirrus                      ****
2C11006           2C11006        413505    Forms Expedite Fees                              ****    Cirrus                      ****
2C11008           2C11008        413125    Network Access/Hook-Up Charges                   ****    Cirrus                      ****
2C11009           2C11009        413130    Network Primary Communication Lines              ****    Cirrus                      ****
2C11010           2C11010        413135    Network Remote/Dial-Up Comm Lines                ****    Cirrus                      ****
2C11011           2C11011        413140    Data Transmissions Fees                          ****    Cirrus                      ****
2C11012           2C11012        413145    Database Maint/Forms Processing                  ****    Cirrus                      ****
2C11013           2C11013        413150    Microfiche Processing Fees                       ****    Cirrus                      ****
2C11014           2C11014        413160    Card Auth/PIN Valid/Update Fees                  ****    Cirrus                      ****
2C11016           2C11016        413120    Testing Fees                                     ****    Cirrus                      ****
2C11017           2C11017        413155    NICS Processing Fees/On-Line Adj                 ****    Cirrus                      ****
2C11018           2C11018        413155    NICS Processing Fees/Manual Adj                  ****    Cirrus                      ****
2C11020           2C11020        413105    Transactions Volume Rebate                       ****    Cirrus                      ****
2C11052           2C11052        870505    MC Debit Switch PC Simulator                     ****    Cirrus                      ****
2C11054           2C11054        413111    MasterMoney Fees                                 ****    Cirrus                      ****
2C1300223         2C13002        413101    CIRRUS ISSUER SWITCH FEE INTER-C                 ****    Cirrus                      ****
2C1310223         2C13102        413402    CIRRUS ISSUER SETL FEE INTER-C                   ****    Cirrus                      ****
2C11062           2C11062        413215    ADJUST CARD ACCESS FEES                          ****    Cirrus                      ****
2DP30111          2DP3011        470220    Incoming Retail Sales                            ****    ODF - Assessment-Issuer     ****
2DP30201          2DP3020        470220    Incoming Cash Adv                                ****    ODF - Assessment-Issuer     ****
2DP30211          2DP3021        470220    Incoming Cash Adv-ATM                            ****    ODF - Assessment-Issuer     ****
2DP20111          2OP2011        110100    Non-Interchange Retail Sales                     ****    ODF - Assessment-Issuer     ****
2DP20201          2OP2020        110100    Non-Interchange Cash Adv                         ****    ODF - Assessment-Issuer     ****
2DP34111          2OP3411        110100    Intra-Processor Retail Sales                     ****    ODF - Assessment-Issuer     ****
2DP34201          1OP3420        110100    Intra-Processor Cash Adv                         ****    ODF - Assessment-Issuer     ****
2DP30111          2RP3011        470220    Incoming Retail Sales Rev                        ****    Report Requests             ****
2PQ0006           2PQ0006        470100    Prior Quarter Adjustment - QMR 96-1              ****    Prior Quarter Adjustments   ****
2PQ0007           2PQ0007        470100    Prior Quarter Adjustment - QMR 96-2              ****    Prior Quarter Adjustments   ****
2PQ0008           2PQ0008        470100    Prior Quarter Adjustment - QMR 96-3              ****    Prior Quarter Adjustments   ****
2PQ0009           2PQ0009        470100    Prior Quarter Adjustment - QMR 96-4              ****    Prior Quarter Adjustments   ****
2PQ0010           2PQ0010        470100    Prior Quarter Adjustment - QMR 97-1              ****    Prior Quarter Adjustments   ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2PQ0011           2PQ0011        470100    Prior Quarter Adjustment - QMR 97-2              ****    Prior Quarter Adjustments   ****
2PQ0012           2PQ0012        470100    Prior Quarter Adjustment - QMR 97-3              ****    Prior Quarter Adjustments   ****
2PQ0013           2PQ0013        470100    Prior Quarter Adjustment - QMR 97-4              ****    Prior Quarter Adjustments   ****
2PQ0014           2PQ0014        470100    Prior Quarter Adjustment - QMR 97-4              ****    Prior Quarter Adjustments   ****
2PQ0015           2PQ0015        470100    Prior Quarter Adjustment - QMR 97-4              ****    Prior Quarter Adjustments   ****
2PQ0016           2PQ0016        470100    Prior Quarter Adjustment - QMR 97-4              ****    Prior Quarter Adjustments   ****
2PQ0017           2PQ0017        470100    Prior Quarter Adjustment - QMR 97-4              ****    Prior Quarter Adjustments   ****
2PQ0018           2PQ0018        470100    Prior Quarter Adjustment - QMR 99-1              ****    Prior Quarter Adjustments   ****
2PQ0019           2PQ0019        470100    Prior Quarter Adjustment - QMR 99-2              ****    Prior Quarter Adjustments   ****
2PQ0020           2PQ0020        470100    Prior Quarter Adjustment - QMR 99-3              ****    Prior Quarter Adjustments   ****
2PQ0021           2PQ0021        470100    Prior Quarter Adjustment - QMR 99-4              ****    Prior Quarter Adjustments   ****
2RP1710           2RP1710        410385    Report -- X-Code/Limit Detail                    ****    Report Requests             ****
2RP1760           2RP1760        410385    Records X-Code/Limit Daily                       ****    Report Requests             ****
2IE60221          2IE6022        440105    602 Transmission Header Inter-C                  ****    Settlement                  ****
2IE60241          2IE6024        440100    602 Transmission Header Intra-C                  ****    Settlement                  ****
2IE603621         2IE6036        490580    603 Batch Header Inter-C                         ****    Settlement                  ****
2IE603641         2IE6036        490580    603 Batch Header Intra-C                         ****    Settlement                  ****
2IE60421          2IE6042        440105    604 Batch Header Inter-C                         ****    Settlement                  ****
2IE60441          2IE6044        440100    604 Batch Header Intra-C                         ****    Settlement                  ****
2IE605621         2IE6056        490580    605 Tm Curr Header Inter-C                       ****    Settlement                  ****
2IE605641         2IE6056        490580    605 Tm Curr Header Intra-C                       ****    Settlement                  ****
2IE60621          1IE6062        440105    606 Tm Curr Header Inter-C                       ****    Settlement                  ****
2IE60641          2IE6064        440100    606 Tm Curr Header Intra-C                       ****    Settlement                  ****
2IE623621         2IE6236        490580    623 Batch Header Inter-C                         ****    Settlement                  ****
2IE623641         2IE6236        490580    623 Batch Header Intra-C                         ****    Settlement                  ****
2IE62421          2IE6242        440105    624 Batch Header Inter-C                         ****    Settlement                  ****
2IE62441          2IE6244        440100    624 Batch Header Intra-C                         ****    Settlement                  ****
2IE625621         2IE6256        490580    625 Merck Description Inter-C                    ****    Settlement                  ****
2IE625641         2IE6256        490580    625 Merck Description Intra-C                    ****    Settlement                  ****
2IE62621          2IE6262        440105    626 Merck Description Inter-C                    ****    Settlement                  ****
2IE62641          2IE6264        440100    626 Merck Description Intra-C                    ****    Settlement                  ****
2IE627621         2IE6276        490580    627 Financial Detail Inter-C                     ****    Settlement                  ****
2IE627641         2IE6276        490580    627 Financial Detail Intra-C                     ****    Settlement                  ****
2IE62821          2IE6282        440105    628 Financial Detail Inter-C                     ****    Settlement                  ****
2IE62841          2IE6284        440100    628 Financial Detail Intra-C                     ****    Settlement                  ****
2IE629621         2IE6296        490580    629 Financial Detail Inter-C                     ****    Settlement                  ****
2IE629641         2IE6296        490580    629 Financial Detail Intra-C                     ****    Settlement                  ****
2IE63021          2IE6302        440105    630 Financial Detail Inter-C                     ****    Settlement                  ****
2IE63041          2IE6304        440100    630 Financial Detail Intra-C                     ****    Settlement                  ****
2IE631621         2IE6316        490580    631 Financial Detail Inter-C                     ****    Settlement                  ****
2IE631641         2IE6316        490580    631 Financial Detail Intra-C                     ****    Settlement                  ****
2IE63221          2IE6322        440105    632 Financial Detail Inter-C                     ****    Settlement                  ****
2IE63241          2IE6324        440100    632 Financial Detail Intra-C                     ****    Settlement                  ****
2IE633621         2IE6336        440100    633 Financial Detail Inter-C                     ****    Settlement                  ****
2IE633641         2IE6336        440100    633 Financial Detail Intra-C                     ****    Settlement                  ****
2IE63421          2IE6342        440105    634 Financial Detail Inter-C                     ****    Settlement                  ****
2IE63441          2IE6344        440100    634 Financial Detail Intra-C                     ****    Settlement                  ****
2IE635621         2IE6356        440112    635 Detail Addendum Inter-C                      ****    Settlement                  ****
2IE635641         2IE6356        440112    635 Detail Addendum Intra-C                      ****    Settlement                  ****
2IE63621          2IE6362        440105    636 Detail Addendum Inter-C                      ****    Settlement                  ****
2IE63641          2IE6364        440100    636 Detail Addendum Intra-C                      ****    Settlement                  ****
2IE637621         2IE6376        440100    637 Tm Curr Trailer Inter-C                      ****    Settlement                  ****
2IE637641         2IE6376        440100    637 Tm Curr Trailer Intra-C                      ****    Settlement                  ****
2IE63821          2IE6382        440105    638 Tm Curr Trailer Inter-C                      ****    Settlement                  ****
2IE63841          2IE6384        440100    638 Tm Curr Trailer Intra-C                      ****    Settlement                  ****
2IE639621         2IE6396        490580    639 Batch Trailer Inter-C                        ****    Settlement                  ****
2IE639641         2IE6396        490580    639 Batch Trailer Intra-C                        ****    Settlement                  ****
2IE64021          2IE6402        440105    640 Batch Trailer Inter-C                        ****    Settlement                  ****
2IE64041          2IE6404        440100    640 Batch Trailer Intra-C                        ****    Settlement                  ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2IE645621         2IE6456        490580    645 Retrieval Request Inter-C                    ****    Settlement                  ****
2IE645641         2IE6456        490580    645 Retrieval Request Intra-C                    ****    Settlement                  ****
2IE64621          2IE6462        440105    646 Retrieval Request Inter-C                    ****    Settlement                  ****
2IE64641          2IE6464        440100    646 Retrieval Request Intra-C                    ****    Settlement                  ****
2IE647621         2IE6476        490580    647 Inval Retrl Req. Res Inter-C                 ****    Settlement                  ****
2IE647641         2IE6476        490580    647 Inval Retrl Req. Res Inter-C                 ****    Settlement                  ****
2IE64821          2IE6482        440105    648 Inval Retrl Req. Res Inter-C                 ****    Settlement                  ****
2IE64841          2IE6484        440100    648 Inval Retrl Req. Res Intra-C                 ****    Settlement                  ****
2IE649621         2IE6496        490580    649 Retrl Req. Fulfill Inter-C                   ****    Settlement                  ****
2IE649641         2IE6496        490580    649 Retrl Req. Fulfill Intra-C                   ****    Settlement                  ****
2IE65021          2IE6502        440105    650 Retrl Req. Fulfill Inter-C                   ****    Settlement                  ****
2IE65041          2IE6504        440100    650 Retrl Req. Fulfill Intra-C                   ****    Settlement                  ****
2IE661621         2IE6616        490580    661 Combined Chargeback Inter-C                  ****    Settlement                  ****
2IE661641         2IE6616        490580    661 Combined Chargeback Intra-C                  ****    Settlement                  ****
2IE66221          2IE6622        490105    662 Combined Chargeback Inter-C                  ****    Settlement                  ****
2IE66241          2IE6624        490100    662 Combined Chargeback Intra-C                  ****    Settlement                  ****
2IE667621         2IE6676        490580    667 Misc Trm Settle Inter-C                      ****    Settlement                  ****
2IE667641         2IE6676        490580    667 Misc Trm Settle Intra-C                      ****    Settlement                  ****
2IE66821          2IE6682        440105    668 Misc Trm Settle Inter-C                      ****    Settlement                  ****
2IE66841          2IE6684        440100    668 Misc Trm Settle Intra-C                      ****    Settlement                  ****
2IE68021          2IE6802        440105    680 Trail Rec Override Inter-C                   ****    Settlement                  ****
2IE68041          2IE6804        440100    680 Trail Rec Override Intra-C                   ****    Settlement                  ****
2IE68421          2IE6842        440105    684 Indiv Detail Reject Inter-C                  ****    Settlement                  ****
2IE68441          2IE6844        440100    684 Indiv Detail Reject Intra-C                  ****    Settlement                  ****
2IE68621          2IE6862        440105    686 Reject Outgo Batch Inter-C                   ****    Settlement                  ****
2IE68641          2IE6864        440100    686 Reject Outgo Batch Intra-C                   ****    Settlement                  ****
2IE68821          2IE6882        440105    688 MC/Member Message Inter-C                    ****    Settlement                  ****
2IE68841          2IE6884        440100    688 MC/Member Message Intra-C                    ****    Settlement                  ****
2IE69421          2IE6942        440105    694 Iss Settle Trailer Inter-C                   ****    Settlement                  ****
2IE69441          2IE6944        440100    694 Iss Settle Trailer Intra-C                   ****    Settlement                  ****
2IE69621          2IE6962        440105    696 Iss Settle Trailer Inter-C                   ****    Settlement                  ****
2IE69641          2IE6964        440100    696 Iss Settle Trailer Intra-C                   ****    Settlement                  ****
2IE69821          2IE6982        440105    698 Net Settle Trailer Inter-C                   ****    Settlement                  ****
2IE69841          2IE6984        440100    698 Net Settle Trailer Intra-C                   ****    Settlement                  ****
2IE79841          2IE7984        440114    Network Access/Brand Usage Fee INET              ****    Settlement                  ****
2IE79941          2IE7994        440100    Tiered INET Inter-Country                        ****    Settlement                  ****
2OU62841          2OU6284        440100    628 FINANCIAL DETAIL COLLECT ONLY                ****    Settlement                  ****
2OU63041          2OU6304        440100    630 FINANCIAL DETAIL COLLECT ONLY                ****    Settlement                  ****
2OU63241          2OU6324        440100    632 FINANCIAL DETAIL COLLECT ONLY                ****    Settlement                  ****
2OU62841          2OU6284        440100    628 FINANCIAL DETAIL COLLECT ONLY                ****    Settlement                  ****
2OU63041          2OU6304        440100    630 FINANCIAL DETAIL COLLECT ONLY                ****    Settlement                  ****
2E6454PRI         21E6454        440132    645 RETRIEVAL REQUEST: INTRA-C                   ****    Settlement                  ****
2E6614PRI         21E6614        440112    661 COMBINED CHARGEBACK: INTRA-C                 ****    Settlement                  ****
2E66173           21E6617        440113    661 COMBINED CHARGEBACK: INTRA-C                 ****    Settlement                  ****
2OU62841          20U6284        440100    628 FINANCIAL DETAIL: COLLECT ONLY               ****    Settlement                  ****
2OU63041          20U6304        440100    630 FINANCIAL DETAIL: COLLECT ONLY               ****    Settlement                  ****
2E64573           21E6457        440113    645 RETRIEVAL REQUEST: INTER-C                   ****    Settlement                  ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----
USER PAY ISSUER FEES

2DI33203          2DI3320        470100    INCOMING INTER-C CASH ADV                        ****    Assessment - Issuer         ****
2DI33213          2DI3321        470100    INCOMING INTER-C CASH ADV ATM                    ****    Assessment - Issuer         ****
2RI33203          2RI3320        470100    INCOMING INTER-C CASH ADV REVERSAL               ****    Assessment - Issuer         ****
2QD20201          2QD2020        470999    QD Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QD30201          2QD3020        470999    QD Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QD30241          2QD3024        470999    QD In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QD31201          1QD3120        470999    QD Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QD34201          2QD3420        110100    QD Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QE20201          2QE2020        470999    QE Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QE30201          2QE3020        470999    QE Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QE30241          2QE3024        470999    QE In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QE31201          2QE3120        470999    QE Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QE34201          2QE3420        470999    QE Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QF20201          2QF2020        470999    QF Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QF202011         2QF2020        470999    QF Waiver Non-Int Cash Adv                       ****    Assessment - Issuer         ****
2QF30201          2QF3020        470999    QF Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QF302011         2QF3020        470999    QF Waiver Incoming Cash Adv                      ****    Assessment - Issuer         ****
2QF30241          2QF3024        470999    QF Bal Transfers Cash Adv                        ****    Assessment - Issuer         ****
2QF302411         2QF3024        470999    QF Waiver Bal Transfers Cash Adv                 ****    Assessment - Issuer         ****
2QF31201          2QF3120        470999    QF Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QF312011         2QF3120        470999    QF Waiver Incoming Intra C Cash Adv              ****    Assessment - Issuer         ****
2QF34201          2QF3420        470999    QF Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QF342011         2QF3420        470999    QF Waiver Intra-Processor Cash Adv               ****    Assessment - Issuer         ****
2QG20201          2QG2020        470999    QG Non-Interchange CashAdv                       ****    Assessment - Issuer         ****
2QG30201          2QG3020        470999    QG Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QG30241          2QG3024        470999    QG In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QG31201          2QG3120        470999    QG Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QG34201          2QG3420        470999    QG Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QH20201          2QH2020        470999    QH Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QH30201          2QH3020        470999    QH Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QH30241          2QH3024        470999    QH In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QH31201          2QH3120        470999    QH Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QH34201          2QH3420        470999    QH Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QI20201          2QI2020        470999    QI Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QI30201          2QI3020        470999    QI Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QI30241          2QI3024        470999    QI In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QI31201          2QI3120        470999    QI Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QI34201          2QI3420        470999    QI Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QJ20201          2QJ2020        470999    QJ Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QJ202011         2QJ2020        470999    QJ Waiver Non-Int Cash Adv                       ****    Assessment - Issuer         ****
2QJ30201          2QJ3020        470999    QJ Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QJ302011         2QJ3020        470999    QJ Waiver Incoming Cash Adv                      ****    Assessment - Issuer         ****
2QJ30241          2QJ3024        470999    QJ Balance Transfer Cash Adv                     ****    Assessment - Issuer         ****
2QJ02411          2QJ3024        470999    QJ Waiver Bal Transfers Cash Adv                 ****    Assessment - Issuer         ****
2QJ31201          2QJ3120        470999    QJ Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QJ312011         2QJ3120        470999    QJ Waiver Incoming Intra-C Cash Adv              ****    Assessment - Issuer         ****
2QJ34201          2QJ3420        470999    QJ Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QJ342011         2QJ3420        470999    QJ Waiver Intra-Processor Cash Adv               ****    Assessment - Issuer         ****
2QU20201          2QU2020        470999    QJ Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QU30201          2QU3020        110100    QU Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QU30241          2QU3024        110100    QU In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QU31201          2QU3120        470999    QU Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QU34201          2QU3420        470999    QU Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QV20201          2QV2020        470999    QV Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QV202011         2QV2020        470999    QV Waiver Non-Int Cash Adv                       ****    Assessment - Issuer         ****
2QV30201          2QV3020        470999    QV Incoming Cash Adv                             ****    Assessment - Issuer         ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2QV302011         2QV3020        470999    QV Waiver Incoming Cash Adv                      ****    Assessment - Issuer         ****
2QV30241          2QV3024        470999    QV Bal Transfers Cash Adv                        ****    Assessment - Issuer         ****
2QV302411         2QV3024        470999    QV Waiver Bal Transfers Cash Adv                 ****    Assessment - Issuer         ****
2QV31201          2QV3120        470999    QV Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QV312011         2QV3120        470999    QV Waiver Incoming Intra-C Cash Adv              ****    Assessment - Issuer         ****
2QV34201          2QV3420        470999    QV Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QV342011         2QV3420        470999    QV Waiver Intra-Processor Cash Adv               ****    Assessment - Issuer         ****
2QW2021           2QW2020        470999    QW Non-Interchange Cash Adv                      ****    Assessment - Issuer         ****
2QW30201          2QW3020        470999    QW Incoming Cash Adv                             ****    Assessment - Issuer         ****
2QW30241          2QW3024        470999    QW In Balance Transfer Cash Adv                  ****    Assessment - Issuer         ****
2QW31201          2QW3120        470999    QW Incoming Intra-C Cash Adv                     ****    Assessment - Issuer         ****
2QW34201          2QW3420        470999    QW Intra-Processor Cash Adv                      ****    Assessment - Issuer         ****
2QD23171          2QD2317        490245    QD LATE FILING PENALTY                           ****    Assessment - Issuer         ****
2AB1568           2AB1568        410308    One Time Special Routing Fee                     ****    Authorization               ****
2AB1570           2AB1570        410308    ITAC Telex Auth Minute Chrg                      ****    Authorization               ****
2AB1598           2ABH1598       496550    Manual Autla Research Fee                        ****    Authorization               ****
2TA2543           2TA2543        410312    Mbr Resp TX-Non TX ITAC Serv Fee                 ****    Authorization               ****
2TA2544           2TA2544        410312    Mbr Resp TX-Non TX ITAC Serv Fee CT              ****    Authorization               ****
2TA2563           2TA2563        410312    SI TX-Non TX ITAC Serv Fee                       ****    Authorization               ****
2TA2564           2TA2564        410312    SI TX-Non TX ITAC Serv Fee CT                    ****    Authorization               ****
2TX0041           2TX0041        410308    Afgan Issuer Telex Fee                           ****    Authorization               ****
2TX0121           2TX0121        410308    Algeria Issuer Telex Fee                         ****    Authorization               ****
2TX0201           2TX0201        410308    Andorra Issuer Telex Fee                         ****    Authorization               ****
2TX0321           2TX0321        410308    Argentina Issuer Telex Fee                       ****    Authorization               ****
2TX0361           2TX0361        410308    Australia Issuer Telex Fee                       ****    Authorization               ****
2TX0401           2TX0401        410308    Austria Issuer Telex Fee                         ****    Authorization               ****
2TX0440           2TX0440        410310    Bahamas                                          ****    Authorization               ****
2TX0441           2TX0441        410308    Bahamas                                          ****    Authorization               ****
2TX0481           2TX0481        410308    Bahrain Issuer Telex Fee                         ****    Authorization               ****
2TX0501           2TX0501        410308    Bangladesh Issuer Telex Fee                      ****    Authorization               ****
2TX0561           2TX0561        410308    Belgium Issuer Telex Fee                         ****    Authorization               ****
2TX0601           2TX0601        410308    Bermuda Issuer Telex Fee                         ****    Authorization               ****
2TX0681           2TX0681        410308    Bolivia Issue Telex Fee                          ****    Authorization               ****
2TX0761           2TX0761        410308    Brazil Issuer Telex Fee                          ****    Authorization               ****
2TX0841           2TX0841        410308    Belize Issuer Telex Fee                          ****    Authorization               ****
2TX1361           2TX1361        410308    Cayman Island Issuer Telex Fee                   ****    Authorization               ****
2TX1441           2TX1441        410308    Sri Lanka Issuer Telex Fee                       ****    Authorization               ****
2TX1481           2TX1481        410308    Chad Issuer Telex Fee                            ****    Authorization               ****
2TX1521           2TX1521        410308    Chile Issuer Telex Fee                           ****    Authorization               ****
2TX1561           2TX1561        410308    China Issuer Telex Fee                           ****    Authorization               ****
2TX1581           2TX1581        410308    Taiwan Issuer Telex Fee                          ****    Authorization               ****
2TX1701           2TX1701        410308    Colombia S.A. Issuer Telex Fee                   ****    Authorization               ****
2TX1881           2TX1881        410308    Costa Rica Issuer Telex Fee                      ****    Authorization               ****
2TX1961           2TX1961        410308    Cyprus Issuer Telex Fee                          ****    Authorization               ****
2TX2081           2TX2081        410308    Denmark Issuer Telex Fee                         ****    Authorization               ****
2TX2141           2TX2141        410308    Dom Repub Issuer Telex Fee                       ****    Authorization               ****
2TX2181           2TX2181        410308    Ecuador Issuer Telex Fee                         ****    Authorization               ****
2TX2421           2TX2421        410308    Fiji Issuer Telex Fee                            ****    Authorization               ****
2TX2501           2TX2501        410308    France Issuer Telex Fee                          ****    Authorization               ****
2TX2581           2TX2581        410308    Tahiti Issuer Telex Fee                          ****    Authorization               ****
2TX2661           2TX2661        410308    Gabon Issuer Telex Fee                           ****    Authorization               ****
2TX2801           2TX2801        410308    Germany Issuer Telex Fee                         ****    Authorization               ****
2TX2921           2TX2921        410308    Gibraltor Issuer Telex Fee                       ****    Authorization               ****
2TX3001           2TX3001        410308    Greece Issuer Telex Fee                          ****    Authorization               ****
2TX3161           2TX3161        410308    Guam Issuer Telex Fee                            ****    Authorization               ****
2TX3201           2TX3201        410308    Guatemala Issuer Telex Fee                       ****    Authorization               ****
2TX3401           2TX3401        410308    Honduras Issuer Telex Fee                        ****    Authorization               ****
2TX3441           2TX3441        410308    Hong Kong Issuer Telex Fee                       ****    Authorization               ****
2TX3561           2TX3561        410308    India Issuer Telex Fee                           ****    Authorization               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2TX3601           2TX3601        410308    Indonesia Issuer Telex Fee                       ****    Authorization               ****
2TX3761           2TX3761        410308    Israel Issuer Telex Fee                          ****    Authorization               ****
2TX3801           2TX3801        410308    Italy Issuer Telex Fee                           ****    Authorization               ****
2TX3841           2TX3841        410308    Ivory Coast Issuer Telex Fee                     ****    Authorization               ****
2TX3881           2TX3881        410308    Jamaica Issuer Telex Fee                         ****    Authorization               ****
2TX3921           2TX3921        410308    Japan Issuer Telex Fee                           ****    Authorization               ****
2TX4001           2TX4001        410308    Jordan Issuer Telex Fee                          ****    Authorization               ****
2TX4041           2TX4041        410308    Kenya Issuer Telex Fee                           ****    Authorization               ****
2TX4101           2TX4101        410308    Korea Issuer Telex Fee                           ****    Authorization               ****
2TX4141           2TX4141        410308    Kuwait Issuer Telex Fee                          ****    Authorization               ****
2TX4221           2TX4221        410308    Lebanon Issuer Telex Fee                         ****    Authorization               ****
2TX4301           2TX4301        410308    Liberia Issuer Telex Fee                         ****    Authorization               ****
2TX4461           2TX4461        410308    Macau Issuer Telex Fee                           ****    Authorization               ****
2TX4581           2TX4581        410308    Malaysia Issuer Telex Fee                        ****    Authorization               ****
2TX4621           2TX4621        410308    Maldives Issuer Telex Fee                        ****    Authorization               ****
2TX4661           2TX4661        410308    Mali Issuer Telex Fee                            ****    Authorization               ****
2TX4801           2TX4801        410308    Mauritius Issuer Telex Fee                       ****    Authorization               ****
2TX4841           2TX4841        410308    Mexico, D.F. Issuer Telex Fee                    ****    Authorization               ****
2TX5041           2TX5041        410308    Morocco Issuer Telex Fee                         ****    Authorization               ****
2TX5121           2TX5121        410308    Oman Issuer Telex Fee                            ****    Authorization               ****
2TX5241           2TX5241        410308    Nepal Issuer Telex Fee                           ****    Authorization               ****
2TX5281           2TX5281        410308    The Netherlands Issuer Telex Fee                 ****    Authorization               ****
2TX5301           2TX5301        410308    Netherlands Antilles Issuer Telex Fee            ****    Authorization               ****
2TX5321           2TX5321        410308    Netherlands Antilles Issuer Telex Fee            ****    Authorization               ****
2TX5331           2TX5331        410308    Aruba Issuer Telex Fee                           ****    Authorization               ****
2TX5401           2TX5401        410308    New Caledonia Issuer Telex Fee                   ****    Authorization               ****
2TX5541           2TX5541        410308    New Zealand Issuer Telex Fee                     ****    Authorization               ****
2TX5661           2TX5661        410308    Nigeria Issuer Telex Fee                         ****    Authorization               ****
2TX5861           2TX5861        410308    Pakistan Karachi Issuer Telex Fee                ****    Authorization               ****
2TX5901           2TX5901        410308    Panama Issuer Telex Fee                          ****    Authorization               ****
2TX5911           2TX5911        410308    Panama Issuer Telex Fee                          ****    Authorization               ****
2TX5981           2TX5981        410308    Papua New Guinea Issuer Telex Fee                ****    Authorization               ****
2TX6001           2TX6001        410308    Paraguay Issuer Telex Fee                        ****    Authorization               ****
2TX6041           2TX6041        410308    Peru Issuer Telex Fee                            ****    Authorization               ****
2TX6081           2TX6081        410308    Philippines Issuer Telex Fee                     ****    Authorization               ****
2TX6201           2TX6201        410308    Portugal Issuer Telex Fee                        ****    Authorization               ****
2TX6301           2TX6301        410308    Puerto Rico Issuer Telex Fee                     ****    Authorization               ****
2TX6341           2TX6341        410308    Qatar Issuer Telex Fee                           ****    Authorization               ****
2TX6601           2TX6601        410308    Anguilla Issuer Telex Fee                        ****    Authorization               ****
2TX6821           2TX6821        410308    Saudi Arabia Issuer Telex Fee                    ****    Authorization               ****
2TX6861           2TX6861        410308    Senegal Issuer Telex Fee                         ****    Authorization               ****
2TX6901           2TX6901        410308    Seychelles Issuer Telex Fee                      ****    Authorization               ****
2TX6941           2TX6941        410308    Sierra Leone Issuer Telex Fee                    ****    Authorization               ****
2TX7021           2TX7021        410308    Singapore Issuer Telex Fee                       ****    Authorization               ****
2TX7101           2TX7101        410308    South Africa Issuer Telex Fee                    ****    Authorization               ****
2TX7161           2TX7161        410308    Zimbabwe Issuer Telex Fee                        ****    Authorization               ****
2TX7241           2TX7241        410308    Spain Issuer Telex Fee                           ****    Authorization               ****
2TX7521           2TX7521        410308    Sweden Issuer Telex Fee                          ****    Authorization               ****
2TX7561           2TX7561        410308    Switzerland Issuer Telex Fee                     ****    Authorization               ****
2TX7601           2TX7601        410308    Syria Issuer Telex Fee                           ****    Authorization               ****
2TX7641           2TX7641        410308    Thailand Issuer Telex Fee                        ****    Authorization               ****
2TX7681           2TX7681        410308    Togo Issuer Telex Fee                            ****    Authorization               ****
2TX7761           2TX7761        410308    Tonga Issuer Telex Fee                           ****    Authorization               ****
2TX7801           2TX7801        410308    Trinidad Issuer Telex Fee                        ****    Authorization               ****
2TX7841           2TX7841        410308    United Arab Em Issuer Telex Fee                  ****    Authorization               ****
2TX7881           2TX7881        410308    Tunisia Issuer Telex Fee                         ****    Authorization               ****
2TX7921           2TX7921        410308    Turkey Issuer Telex Fee                          ****    Authorization               ****
2TX8001           2TX8001        410308    Uganda Issuer Telex Fee                          ****    Authorization               ****
2TX8101           2TX8101        410308    Russia Issuer Telex Fee                          ****    Authorization               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2TX8181           2TX8181        410308    Egypt Issuer Telex Fee                           ****    Authorization               ****
2TX8261           2TX8261        410308    United Kingdom Issuer Telex Fee                  ****    Authorization               ****
2TX8541           2TX8541        410308    Burkina Faso Issuer Telex Fee                    ****    Authorization               ****
2TX8581           2TX8581        410308    Uruguay Issuer Telex Fee                         ****    Authorization               ****
2TX8621           2TX8621        410308    Venezuela Issuer Telex Fee                       ****    Authorization               ****
2TX8941           2TX8941        410308    Zambia Issuer Telex Fee                          ****    Authorization               ****
2WA19001          2WA1900        410201    Stand-In Authorization Fee                       ****    Authorization               ****
2WA19005          2WA1900        410201    Stand-In Authorization Fee                       ****    Authorization               ****
2TX8403           2TX8403        410308    USA Issuer 3 Min Fee                             ****    Authorization               ****
2TX0521           2TX0521        410308    BARBADOS ISSUER TELEX FEE                        ****    Authorization               ****
2TX3641           2TX3641        410308    IRAN ISSUER TELEX FEE                            ****    Authorization               ****
2TX8400           2TX8400        410308    USA ISSUER 1 MIN FEE                             ****    Authorization               ****
2AD1137           2AD1137        230174    STALE PAYBACK                                    ****    Adjustments                 ****
2AM3501           2AM3501        402301    AMS Account Update Trans                         ****    Bulletin                    ****
2AM3502           2AM3502        402301    On-Line AMS Update                               ****    Bulletin                    ****
2AM3503           2AM3503        402301    Automatic Listing Service                        ****    Bulletin                    ****
2AM3504           2AM3504        402301    March Update Trans                               ****    Bulletin                    ****
2AM3505           2AM3505        402301    Account Full File Deletion                       ****    Bulletin                    ****
2AM3511           2AM3511        400140    Group & Series Charge                            ****    Bulletin                    ****
2AM35111          2AM3511        400140    Listing in Region 1                              ****    Bulletin                    ****
2AM35112          2AM3511        400140    Listing in Region A                              ****    Bulletin                    ****
2AM35113          2AM3511        400140    Listing in Region B                              ****    Bulletin                    ****
2AM35114          2AM3511        400140    Listing in Region C                              ****    Bulletin                    ****
2AM35115          2AM3511        400140    Listing in Region D                              ****    Bulletin                    ****
2AM35116          2AM3511        400140    Listing in Region E                              ****    Bulletin                    ****
2AM351912         2AM3519        400115    Warning Notice - Reg A                           ****    Bulletin                    ****
2AM351913         2AM3519        400115    Warning Notice - Reg B                           ****    Bulletin                    ****
2AM351914         2AM3519        400115    Warning Notice - Reg C                           ****    Bulletin                    ****
2AM351915         2AM3519        400115    Warning Notice - Reg D                           ****    Bulletin                    ****
2AM351916         2AM3519        400115    Warning Notice - Reg E                           ****    Bulletin                    ****
2AM3520           2AM3520        402301    Merchant Full File Deletion                      ****    Bulletin                    ****
2EQ3087           2EQ3087        400125    Tape Handling Fee                                ****    Connectivity                ****
2VS1255           2VS1255        410313    AMS GS-Merch Update                              ****    Voice Services              ****
2VS1256           2VS1256        410313    AMS GS-Acct Update                               ****    Voice Services              ****
2VS1242           2VS1242        410321    VS SI Call Ref Fee                               ****    Voice Services              ****
2VS1252           2VS1252        410321    VS Mbr Coll Ref Fee                              ****    Voice Services              ****
2EQ3024           2EQ3024        516105    Data Center Move                                 ****    Connectivity                ****
2EQ3025           2EQ3025        410380    Equip Usage Fee                                  ****    Connectivity                ****
2EQ3026           2EQ3026        111115    MasterCard Staff Travel Exp                      ****    Connectivity                ****
2EQ3027           2EQ3027        516100    InstallDeinstalt for DC Move                     ****    Connectivity                ****
2EQ3030           2EQ3030        516160    Banknet Interface Additional Equip               ****    Connectivity                ****
2EQ3031           2EQ3031        516100    Deinstall MIP                                    ****    Connectivity                ****
2EQ3035           2EQ3035        490260    BFE Set Up Fee                                   ****    Connectivity                ****
2EQ3036           2EQ3036        111115    Banknet Interface Relocation Fee                 ****    Connectivity                ****
2EQ3050           2EQ3050        520175    Magnetic Tape Replacement IE                     ****    Connectivity                ****
2EQ3051           2EQ3051        520175    Magnetic Tape Replacement FR                     ****    Connectivity                ****
2EQ3052           2EQ3052        520175    Magnetic Tape Replacement MI                     ****    Connectivity                ****
2EQ3053           2EQ3053        520175    Magnetic Tape Replacement RC                     ****    Connectivity                ****
2EQ3054           2EQ3054        520175    Magnetic Tape Replacement SF                     ****    Connectivity                ****
2EQ3055           2EQ3055        520175    Magnetic Tape Replacement SI                     ****    Connectivity                ****
2EQ3056           2EQ3056        520175    Magnetic Tape Replacement AM                     ****    Connectivity                ****
2EQ3057           2EQ3057        520175    Magnetic Tape Replacement Requests               ****    Connectivity                ****
2EQ3058           2EQ3058        520175    Magnetic Tape Replacement TC
                                             (Travelers Cheque Charge)                      ****    Connectivity                ****
2EQ3059           2EQ3059        520175    Magnetic Tape Replacement MAPP                   ****    Connectivity                ****
2EQ3070           2EQ3070        490570    Mbr Host Prep Facility Software                  ****    Connectivity                ****
2EQ3071           2EQ3071        410309    Authorization Fixed Access                       ****    Connectivity                ****
2EQ3072           2EQ3072        440104    Clearing Fixed Access Fee                        ****    Connectivity                ****
2EQ3073           2EQ3073        410311    POS Fixed Access Fee                             ****    Connectivity                ****
2EQ3096           2EQ3096        496554    BFE Monthly Service Fee                          ****    Connectivity                ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2EQ3100           2EQ3100        520175    3480 Cartridge Cost                              ****    Connectivity                ****
2VS1204           2VS1204        460200    Cardholder Inquiry Issuer Proc Fee               ****    Voice Services              ****
2VS12605          2VS1260        410100    SI ATA ISS PROC FEE                              ****    Voice Services              ****
2VS126141         2VS1261        410301    SI ATA ISS ACC FEE INTRA-C                       ****    Voice Services              ****
2VS2092           2VS2092        410306    VS/ATA DUP CALL REF                              ****    Voice Services              ****
2EQ4012           2EQ4012        480510    DEBIT ISO SIMULATOR LICENSE FEE                  ****    Connectivity                ****
2EQ4032           2EQ4032        480510    DEBIT ISO SIMULATOR MAINTENANCE                  ****    Connectivity                ****
2EQ4013           2EQ4013        480500    CREDIT ISO SIMULATOR LICENSE FEE                 ****    Connectivity                ****
2VS2092           2VS2092        410306    VS/ATA DUP CALL REF                              ****    Voice Services              ****
2EQ4033           2EQ4033        480500    CREDIT ISO SIMULATOR MAINTENANCE                 ****    Connectivity                ****
2CR20221          2CR2022        410302    SI Call Ref                                      ****    Call Referral               ****
2CR20321          2CR2032        410302    Mbr Issued Call Ref                              ****    Call Referral               ****
2CR203721         2CR2037        410304    Mbr Call Ref Cr Inter-C                          ****    Call Referral               ****
2CR203741         2CR2037        410304    Mbr Call Ref Cr Intra-C                          ****    Call Referral               ****
2CR2042           2CR2042        410302    Visa PTP Call Ref Fee                            ****    Call Referral               ****
2CR2047           2CR2047        410304    Visa PTP Call Ref Cr                             ****    Call Referral               ****
2CR2072           2CR2072        410302    Call Ref Fee (Visa Acquirer)                     ****    Call Referral               ****
2CR207721         2CR2077        410304    Call Ref Cr (Visa) Inter-C                       ****    Call Referral               ****
2CR207741         2CR2077        410304    Call Ref Cr Intra-C (Visa)                       ****    Call Referral               ****
2CR2082           2CR2082        410302    Prop Call Ref Fee                                ****    Call Referral               ****
2CR2087           2CR2087        410304    Prop Call Ref Cr                                 ****    Call Referral               ****
2CR2092           2CR2092        410302    Mbr Dup Call Ref Fee                             ****    Call Referral               ****
2CR2097           2CR2097        410304    Dup Call Ref Cr                                  ****    Call Referral               ****
2CR2132           2CR2132        410302    Visa PTP D/T Call Ref Fee                        ****    Call Referral               ****
2CR2137           2CR2137        410304    Visa P TP D/T Call Ref Cr                        ****    Call Referral               ****
2CR2163           2CR2163        410312    ITAC Serv Fee                                    ****    Call Referral               ****
2CR2188           2CR2188        410402    Guaranteed Issuer Avail Tm                       ****    Call Referral               ****
2CR2198           2CR2198        410402    Guaranteed Iss Avail                             ****    Call Referral               ****
2CR2199           2CR2199        410400    Tiered Ref Pricing Fee                           ****    Call Referral               ****
2CR22221          2CR2222        490214    SI Call Ref Fee/No Answer                        ****    Call Referral               ****
2CR22321          2CR2232        490214    Mbr Issued Call Ref Fee/No Answer                ****    Call Referral               ****
2CR285721         2CR2857        410304    GARS Call Ref Resp Credit Inter-C                ****    Call Referral               ****
2CR285741         2CR2857        410304    GARS Call Ref Resp Credit Inter-C                ****    Call Referral               ****
2CR287821         2CR2878        410302    GARS Call Ref Resp Fee-VRU Inter-C               ****    Call Referral               ****
2CR287841         2CR2878        410302    GARS Call Ref Resp Fee-VRU Inter-C               ****    Call Referral               ****
2CR288821         2CR2888        410302    GARS Call Ref Resp Fee Inter-C                   ****    Call Referral               ****
2CR288841         2CR2888        410302    GARS Call Ref Resp Fee Inter-C                   ****    Call Referral               ****
2NM1262           2NM1262        410302    Non-MasterCard Bankcard Call Ref                 ****    Call Referral               ****
2NM1267           2NM1267        410304    Non-MasterCard Bankcard Call Ref Cr              ****    Call Referral               ****
2NM2082           2NM2082        410306    VS Non-MasterCard Call Ref Fee                   ****    Call Referral               ****
2NM2092           2NM2092        410302    Non-MasterCard Dup Call Ref                      ****    Call Referral               ****
2NM2097           2NM2097        410304    Non-MasterCard Dup Call Ref Cr                   ****    Call Referral               ****
2PO4082           2PO4082        410302    POS-TX Call Ref Fee                              ****    Call Referral               ****
2PO4087           2PO4087        410304    POS-TX Call Ref Fee Cr                           ****    Call Referral               ****
2PO4107           2PO4107        410304    POS-Dup Call Ref Cr                              ****    Call Referral               ****
2TC2552           2TC2552        410306    Mbr Call TX-Non TX Call Ref Free                 ****    Call Referral               ****
2TC2553           2TC2553        410312    Mbr Call TX-NonTX ITAC Serv Fee                  ****    Call Referral               ****
2TC2554           2TC2554        410312    Mbr Call TX-NonTX ITAC Serv Fee CT               ****    Call Referral               ****
2TC2572           2TC2572        410306    SI Call TX-Non TX Call Ref Fee                   ****    Call Referral               ****
2TC2573           2TC2573        410312    SI Call TX-Non TX ITAC Serv Fee                  ****    Call Referral               ****
2TC2574           2TC2574        410312    SI Call TX-Non TX ITAC Serv Fee CT               ****    Call Referral               ****
2PO0049           2PO0049        410308    POS Dial-Up Fee, Afghanistan                     ****    Call Referral               ****
2PO0059           2PO0059        410310    POS Dial-Up Cr, Afghanistan                      ****    Call Referral               ****
2PO3209           2PO3209        410308    POS Dial-Up Fee, Guatemala                       ****    Call Referral               ****
2PO3219           2PO3219        410310    POS Dial-Up Cr, Guatemala                        ****    Call Referral               ****
2PO3569           2PO3569        410308    POS Dial-Up Fee, India                           ****    Call Referral               ****
2PO3579           2PO3579        410310    POS Dial-Up Cr, India                            ****    Call Referral               ****
2PO5869           2PO5869        410308    POS Dial-Up Fee, Pakistan                        ****    Call Referral               ****
2PO5879           2PO5879        410310    POS Dial-Up Cr, Pakistan                         ****    Call Referral               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2CR2011           2CR2011        410301    D/T CALL REF ISS ACC FEE                         ****    Call Referral               ****
2CI1022           2CI1022        563120    Cirrus Fulfillment Orders                        ****    Cirrus                      ****
2CI1051           2CI1051        563110    Cirrus Location Directory                        ****    Cirrus                      ****
2CI1055           2CI1055        563120    Marketing Materials                              ****    Cirrus                      ****
2CI1056           2CI1056        563120    Consumer Advertising/Mktg Kit                    ****    Cirrus                      ****
2CI1057           2CI1057        563120    Operations Material Sales                        ****    Cirrus                      ****
2CI1059           2CI1059        870900    Freight Operations Materials                     ****    Cirrus                      ****
2CI1069           2CI1069        200185    Operating Rules Sanctions                        ****    Cirrus                      ****
2CI1070           2CI1070        413110    Emergency Cash Assist                            ****    Cirrus                      ****
2CI1073           2CI1073        413160    Stand-In Authorization                           ****    Cirrus                      ****
2CI1082           2CI1082        413500    Cirrus Principal Member Entrance Fee             ****    Cirrus                      ****
2CI2301           2CI2301        413220    MasterCard ATM Card Fees YYYY                    ****    Cirrus                      ****
2MO1002           2MO1002        495310    Issuer Interchange Fee                           ****    Maestro/POS Debit           ****
2MO2002           2MO2002        495310    Issuer Interchange Fee Rev                       ****    Maestro/POS Debit           ****
2MO3002           2MO3002        495300    Maestro Issuer Switch Fee                        ****    Maestro/POS Debit           ****
2CI1068           2CI1068        413155    ADJUST NICS PROCESSING FEES                      ****    Cirrus                      ****
2CI1021           2CI1021        870155    OVERDRAFT CHARGE REIMBURSEMENT                   ****    Cirrus                      ****
2MW1111           2WM1111        650135    Telecom Fees                                     ****    Enhancements - G/Services   ****
2WM5001           2WM5001        650135    Usage Fee                                        ****    Enhancements - G/Services   ****
2UG1101           2UG1101        650135    Initial Call Segment                             ****    Enhancements - M/Assist     ****
2UG1102           2UG1102        650135    Additional Call Segment                          ****    Enhancements - M/Assist     ****
2UG50011          2UG5001        460200    Issuer Referral Fee                              ****    Enhancements - M/Assist     ****
2UG50021          2UG5002        650135    Master Assist Calls                              ****    Enhancements - M/Assist     ****
2UG50031          2UG5003        650135    Priority Cardholder Calls                        ****    Enhancements - M/Assist     ****
2UG50041          2UG5004        650135    Literature Fulfillment                           ****    Enhancements - M/Assist     ****
2UG50051          2UG5005        650135    Insurance Services                               ****    Enhancements - M/Assist     ****
2UG50061          2UG5006        650135    Promotions                                       ****    Enhancements - M/Assist     ****
2UG50071          2UG5007        650135    Concierge                                        ****    Enhancements - M/Assist     ****
2GS0024           2GS0024        563120    Marketing Materials                              ****    Enhancements - G/Services   ****
2GS1000           2GS1000        460001    Telecom Adjustment                               ****    Enhancements - G/Services   ****
2GS1101           2GS1101        460001    Toll-Free Inbound Initial                        ****    Enhancements - G/Services   ****
2GS1102           2GS1102        460001    Toll-Free Inbound Additional                     ****    Enhancements - G/Services   ****
2GS1201           2GS1201        460050    Collect Inbound Initial Call Free Inbound        ****    Enhancements - G/Services   ****
2GS1202           2GS1202        460050    Collect Inbound Additional                       ****    Enhancements - G/Services   ****
2GS1501           2GS1501        460100    Direct Dial Inbound Initial                      ****    Enhancements - G/Services   ****
2GS1901           2GS1901        460300    Telecom US to US Fixed                           ****    Enhancements - G/Services   ****
2GS1902           2GS1902        460303    Telecom US to Non-US Fixed                       ****    Enhancements - G/Services   ****
2GS1902           2GS1903        460400    Telecom Non-US to US Fixed                       ****    Enhancements - G/Services   ****
2GS1904           2GS1904        460300    Telecom US Fixed                                 ****    Enhancements - G/Services   ****
2GS1905           2GS1905        460303    Telecom Non-US Fixed                             ****    Enhancements - G/Services   ****
2GS2101           2GS2101        460001    Toll-Free Outbound Initial                       ****    Enhancements - G/Services   ****
2GS2501           2GS2501        460100    Direct Dial Outbound Initial                     ****    Enhancements - G/Services   ****
2GS2502           2GS2502        460100    Direct Dial Outbound Additional                  ****    Enhancements - G/Services   ****
2GS3004           2GS3004        400200    ATM Locator                                      ****    Enhancements - G/Services   ****
2GS3023           2GS3023        460200    Account Inquiry                                  ****    Enhancements - G/Services   ****
2GS3026           2GS3026        4603026   Authorization Problem                            ****    Enhancements - G/Services   ****
2GS3027           2GS3027        460200    Activate Card                                    ****    Enhancements - G/Services   ****
2GS3034           2GS3034        460200    PIN Inquiry                                      ****    Enhancements - G/Services   ****
2GS3037           2GS3037        460200    Cash Advance Location                            ****    Enhancements - G/Services   ****
2GS3038           2GS3038        460200    Merchant Location                                ****    Enhancements - G/Services   ****
2GS3039           2GS3039        460200    ATM Access Problem                               ****    Enhancements - G/Services   ****
2GS3046           2GS3046        460200    Foreign Exchange Rate                            ****    Enhancements - G/Services   ****
2GS3047           2GS3047        460200    Master Phone Issues                              ****    Enhancements - G/Services   ****
2GS3050           2GS3050        460200    Law Enforcement                                  ****    Enhancements - G/Services   ****
2GS3055           2GS3055        460200    Other Enhancement                                ****    Enhancements - G/Services   ****
2GS3081           2GS3081        460200    Emerg. Transfer/Gave #                           ****    Enhancements - G/Services   ****
2GS3082           2GS3082        460200    Emerg. Busy/Unavail. Convert To GSC              ****    Enhancements - G/Services   ****
2GS3999           2GS3999        460200    Other Service                                    ****    Enhancements - G/Services   ****
2GS6003           2GS6003        490190    Lost/Stolen Report US                            ****    Enhancements - G/Services   ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2GS6004           2GS6004        490460    Loss/Stolen Report Non-US                        ****    Enhancements - G/Services   ****
2GS6009           2GS6009        460201    Global Service                                   ****    Enhancements - G/Services   ****
2GS6010           2GS6010        584110    Lost/Stolen Member Exp Reimburse                 ****    Enhancements - G/Services   ****
2GS6103           2GS6103        495205    ECR Trans US                                     ****    Enhancements - G/Services   ****
2GS6104           2GS6104        495207    ECR Trans Non-US                                 ****    Enhancements - G/Services   ****
2GS6105           2GS6105        495208    Emergency Authorization US                       ****    Enhancements - G/Services   ****
2GS6106           2GS6106        495551    Emergency Authorization Non-US                   ****    Enhancements - G/Services   ****
2GS6107           2GS6107        582120    ECR Replacement Center Payment                   ****    Enhancements - G/Services   ****
2GS6108           2GS6108        495209    ECR Cancel US                                    ****    Enhancements - G/Services   ****
2GS6109           2GS6109        495209    ECR Cancel Non-US                                ****    Enhancements - G/Services   ****
2GS6110           2GS6110        495209    ECR Decline US                                   ****    Enhancements - G/Services   ****
2GS6111           2GS6111        495209    ECR Decline Non-US                               ****    Enhancements - G/Services   ****
2GS6112           2GS6112        495209    ECR Refer to Issuer US                           ****    Enhancements - G/Services   ****
2GS6113           2GS6113        495209    ECR Refer to Issuer Non-US                       ****    Enhancements - G/Services   ****
2GS6116           2GS6116        582105    ECR Express Deliver Issuer Fee                   ****    Enhancements - G/Services   ****
2GS6123           2GS6123        460202    Global Service                                   ****    Enhancements - G/Services   ****
2GS6124           2GS6124        584110    ECR Member Exp Reimburse                         ****    Enhancements - G/Services   ****
2GS6201           2GS6201        495200    PCC Trans US                                     ****    Enhancements - G/Services   ****
2GS6202           2GS6202        495210    PCC Trans Non-US                                 ****    Enhancements - G/Services   ****
2GS6204           2GS6204        495211    PCC System Hardware Config, Delivery             ****    Enhancements - G/Services   ****
2GS6205           2GS6205        495211    PCC Minimum Trans Adjustment                     ****    Enhancements - G/Services   ****
2GS6206           2GS6206        495211    PCC Training                                     ****    Enhancements - G/Services   ****
2GS6207           2GS6207        495211    PCC Survey Statistics                            ****    Enhancements - G/Services   ****
2GS6208           2GS6208        495211    PCC Trans Cancel Bill US                         ****    Enhancements - G/Services   ****
2GS6209           2GS6209        495211    PCC Trans Cancel Bill Non-US                     ****    Enhancements - G/Services   ****
2GS6303           2GS6303        490445    ECA Trans US                                     ****    Enhancements - G/Services   ****
2GS6304           2GS6304        490455    ECA Trans Non-US                                 ****    Enhancements - G/Services   ****
2GS6305           2GS6305        582120    ECA Pick-up Location Payment                     ****    Enhancements - G/Services   ****
2GS6306           2GS6306        490465    ECA Cancel US                                    ****    Enhancements - G/Services   ****
2GS6307           2GS6307        490465    ECA Cancel Non-US                                ****    Enhancements - G/Services   ****
2GS6308           2GS6308        490465    ECA Decline US                                   ****    Enhancements - G/Services   ****
2GS6309           2GS6309        490465    ECA Decline Non-US                               ****    Enhancements - G/Services   ****
2GS6310           2GS6310        490465    ECA Refer to Issuer US                           ****    Enhancements - G/Services   ****
2GS6311           2GS6311        490465    ECA Refer To Issuer Non-US                       ****    Enhancements - G/Services   ****
2GS6315           2GS6315        584110    ECA Member Exp Reimburse                         ****    Enhancements - G/Services   ****
2GS6317           2GS6317        460401    Global Service                                   ****    Enhancements - G/Services   ****
2MU1100           2MU1100        490500    Mnging Consumer CR Portfolios                    ****    Enhancements - G/Services   ****
2MU1101           2MU1101        490500    Intro to MC Operations Advisor                   ****    Enhancements - G/Services   ****
2MU1102           2MU1102        490500    Efficient Chargeback Proc                        ****    Enhancements - G/Services   ****
2MU1103           2MU1103        490500    Compliance and Arbitration                       ****    Enhancements - G/Services   ****
2MU1104           2MU1104        490500    Bankruptcy Forum `98                             ****    Enhancements - G/Services   ****
2MU1105           2MU1105        490500    Operations Analysis and Review                   ****    Enhancements - G/Services   ****
2MU1106           2MU1106        490500    The Business of Risk Mgmnt                       ****    Enhancements - G/Services   ****
2MU1107           2MU1107        490500    Minimizing Risk through JCS                      ****    Enhancements - G/Services   ****
2MU1108           2MU1108        490500    Controlling Fraud through SAFE                   ****    Enhancements - G/Services   ****
2MU1110           2MU1110        490500    Comp Look at Co-Branded Marketing                ****    Enhancements - G/Services   ****
2MU1111           2MU1111        490500    Mkt Segmentation Tools and Techniques            ****    Enhancements - G/Services   ****
2MU1112           2MU1112        490500    Intro to MC Market Advisor                       ****    Enhancements - G/Services   ****
2MU1113           2MU1113        490500    Introduction to MC Portfolio Adviso              ****    Enhancements - G/Services   ****
2MU1114           2MU1114        490500    Mktg and Mnging Premium Card Portfol             ****    Enhancements - G/Services   ****
2MU1115           2MU1115        490500    The New Merchant Marketplace                     ****    Enhancements - G/Services   ****
2MU1117           2MU1117        490500    Impact of Internet on Banked Ops                 ****    Enhancements - G/Services   ****
2MU1118           2MU1118        490500    Corporate Payment Solution                       ****    Enhancements - G/Services   ****
2MU1119           2MU1119        490500    Impact of Internet on Bnkcrd Mktg                ****    Enhancements - G/Services   ****
2MU1120           2MU1120        490500    MasterMoney Implementation                       ****    Enhancements - G/Services   ****
2MU1121           2MU1121        490500    MasterMoney Activation and Usage                 ****    Enhancements - G/Services   ****
2MU1122           2MU1122        490500    MasterMoney Risk Management                      ****    Enhancements - G/Services   ****
2MU1123           2MU1123        490500    Principles of Bankcard Management                ****    Enhancements - G/Services   ****
2MU1125           2MU1125        490500    Merchant Training Techniques                     ****    Enhancements - G/Services   ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2MU1126           2MU1126        490500    MasterMoney Implementation/Activation            ****    Enhancements - G/Services   ****
2GS0023           2GS0023        583105    ECR EXPRESS DELIVER ISSUER FEE                   ****    Enhancements - G/Services   ****
2GS30011          2GS3001        460400    LOST/STOLEN REPORTING FEE                        ****    Enhancements - G/Services   ****
2GS3002           2GS3002        460401    EMERGENCY CARD REPLACE ISSUER FEE                ****    Enhancements - G/Services   ****
2GS5001           2GS5001        460200    GLOBAL SERVICE CENTER FEE                        ****    Enhancements - G/Services   ****
2GS5002           2GS5002        460200    SERVICE PROVIDER FEE                             ****    Enhancements - G/Services   ****
2GS6011           2GS6011        490190    LOST/STOLEN REPORT US (03/98)                    ****    Enhancements - G/Services   ****
2GS6135           2GS6135        495205    ECR TRANS US (03/98)                             ****    Enhancements - G/Services   ****
2GS6140           2GS6140        495207    ECR TRANS NON-US (US REGION)                     ****    Enhancements - G/Services   ****
2MU1124           2MU1124        490500    OVERVIEW OF THE BANKCARD INDUSTRY                ****    Enhancements - G/Services   ****
2UG1111           2UG1111        460001    MASTERASSIST TELECOM FEE                         ****    Enhancements - M/Assist     ****
2GS6011           2GS6011        490190    LOST/STOLEN REPORT US (03/98)                    ****    Enhancements - G/Services   ****
2GS3001           2GS3001        460400    LOST/STOLEN REPORTING FEE                        ****    Enhancements - G/Services   ****
2GS3003           2GS3003        460403    EMERGENCY CASH ADVANCE ISSUER FEE                ****    Enhancements - G/Services   ****
2GS0001           2GS0001        490190    LOST/STOLENREPORT US & NON-US                    ****    Enhancements - G/Services   ****
2GS0006           2GS0006        495209    ECR CANCEL US                                    ****    Enhancements - G/Services   ****
2GS0008           2GS0008        490445    ECA TRANS US                                     ****    Enhancements - G/Services   ****
2GS0013           2GS0013        490465    ECA CANCEL US                                    ****    Enhancements - G/Services   ****
2GS3083           2GS3083        460200    EMERG.CONVERT TO GSC                             ****    File Maintenance            ****
2FM16011          2FM1601        410700    Auth File Maint VIP Batch                        ****    File Maintenance            ****
2FM16021          2FM1602        410700    Auth File Maint VIP On-Line                      ****    File Maintenance            ****
2FM16071          2FM1607        410205    Auth File Maint Batch                            ****    File Maintenance            ****
2FM16081          2FM1608        410205    Auth File Maint On-Line                          ****    File Maintenance            ****
2FM1609           2FM1609        410205    Auth File Maint -- Full File Replace             ****    File Maintenance            ****
2FM16101          2FM1610        410210    Auth File Maint Res Fee                          ****    File Maintenance            ****
2FM1611           2FM1611        410301    Sign In Issuer Proc Fee                          ****    File Maintenance            ****
2FM1612           2FM1612        410301    Sign Out Issuer Proc Fee                         ****    File Maintenance            ****
2FM1614           2FM1614        410205    On-Line Member File Updates                      ****    File Maintenance            ****
2FM16171          2FM1617        490560    Request for Store-and-Forward                    ****    File Maintenance            ****
2FM1618           2FM1618        410205    Auth File Inquiry                                ****    File Maintenance            ****
2FM16201          2FM1620        410720    Auth File VIP Res Fee                            ****    File Maintenance            ****
2FM16211          2FM1621        410700    Auth File Maint Gold Batch                       ****    File Maintenance            ****
2FM16221          2FM1622        410700    Auth File Maint Gold On-Line                     ****    File Maintenance            ****
2FM1626           2FM1626        410700    Auth File Maint -- Full File VIP Replace         ****    File Maintenance            ****
2FM1627           2FM1627        410700    Auth File Maint -- Full File Gold Replace        ****    File Maintenance            ****
2FM16301          2FM1630        410720    Auth File Gold Res Fee                           ****    File Maintenance            ****
2FM1650           2FM1650        410205    SI Tran Limit Parm Setup                         ****    File Maintenance            ****
2FM1651           2FM1651        410205    SI Tran Limit Parm Maint                         ****    File Maintenance            ****
2FM1652           2FM1652        410205    SI Range Blocking Setup                          ****    File Maintenance            ****
2FM1653           2FM1653        410210    SI Range Blocking Residency                      ****    File Maintenance            ****
2FM1654           2FM1654        410205    SI CVC Verification Setup                        ****    File Maintenance            ****
2FL1000           2FL1000        480140    Affiliate Licensing Fee                          ****    Franchise/Licensing         ****
2FL1001           2FL1001        480140    Agent Licensing Fee                              ****    Franchise/Licensing         ****
2FL1002           2FL1002        480140    Affiliate Debit Licensee Fee                     ****    Franchise/Licensing         ****
2FL1003           2FL1003        480140    Principal Debit Licensee Fee                     ****    Franchise/Licensing         ****
2FL1010           2FL1010        480140    Change of Sponsorship Fees                       ****    Franchise/Licensing         ****
2FL1011           2FL1011        480140    Change of Sponsorship Fees (Discounted)          ****    Franchise/Licensing         ****
2FL1020           2FL1020        480140    Franchise/Licensing Upgrade Fees                 ****    Franchise/Licensing         ****
2FL1021           2FL1021        480140    Agent to Principal                               ****    Franchise/Licensing         ****
2FL1022           2FL1022        480140    Franch/License Debit Upgrade Fees                ****    Franchise/Licensing         ****
2FL1030           2FL1030        480140    Franchise/Licensing Refund                       ****    Franchise/Licensing         ****
2FL1040           2FL1040        480140    Franchise/Licensing Merger                       ****    Franchise/Licensing         ****
2FL1050           2FL1050        480140    New Principal Member                             ****    Franchise/Licensing         ****
2FL1051           2FL1051        480140    New Association                                  ****    Franchise/Licensing         ****
2FL1060           2FL1060        480140    Principal/Affiliate Transfer                     ****    Franchise/Licensing         ****
2FL1061           2FL1061        480140    Affiliate/Principal Transfer                     ****    Franchise/Licensing         ****
2FL1800           2FL1800        490600    Prop Acct Ace Fees                               ****    Franchise/Licensing         ****
2FL1801           2FL1801        413200    Membership Fees                                  ****    Franchise/Licensing         ****
2FL1808           2FL1808        480160    Future Institution Fees                          ****    Franchise/Licensing         ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2FL1812           2FL1812        480160    MSP Registration Fee                             ****    Franchise/Licensing         ****
2FL1820           2FL1820        480420    BIN Fee                                          ****    Franchise/Licensing         ****
2FL1822           2FL1822        480400    Affiliate Fee                                    ****    Franchise/Licensing         ****
2FL1815           2FL1815        490171    MasterCard Security Character Die Set            ****    Franchise/Licensing         ****
2FL18211Q3        2FL1821        480420    INACTIVE BINUCA FEE                              ****    Franchise/Licensing         ****
2FL8303           2FL8303        480100    EXTENSION OF AREA OF USE                         ****    Franchise/Licensing         ****
2NA1011           2NA1011        415115    MA/PA LICENSE FEE                                ****    Franchise/Licensing         ****
2NA3010           2NA3010        415115    MA/PA LOAD DETAIL FEE                            ****    Franchise/Licensing         ****
2FL18231Q3        2FL1823        480420    MINIMAL TRAFFIC BIN FEE                          ****    Franchise/Licensing         ****
2FL18211Q2        2FL1821        480420    INACTIVE BINUCA FEE                              ****    Franchise/Licensing         ****
2FL18231Q3        2FL1823        480420    MINIMAL TRAFFIC BIN FEE                          ****    Franchise/Licensing         ****
2FL18211Q3        2FL1821        480420    INACTIVE BINUCA FEE                              ****    Franchise/Licensing         ****
2NA1021           2NA1021        415115    MA/PA SERVICE FEE                                ****    Franchise/Licensing         ****
2FL1803           2FL1803        495322    PROCESSOR CERTIFICATION PROGRAM                  ****    Franchise/Licensing         ****
2FL1827           2FL1827        480160    MSP RENEWAL FEES                                 ****    Franchise/Licensing         ****
2GC3100           2GC3100        118140    Processing Charges                               ****    Gift Catalog                ****
2GC3101           2GC3101        118140    Freight Charges                                  ****    Gift Catalog                ****
2GC3102           2GC3102        118140    ATM Playing Cards                                ****    Gift Catalog                ****
2GC3103           2GC3103        118140    Travel Lite                                      ****    Gift Catalog                ****
2GC3104           2GC3104        118140    Note Cube                                        ****    Gift Catalog                ****
2GC3105           2GC3105        118140    Chrome Rollerball Pen                            ****    Gift Catalog                ****
2GC3106           2GC3106        118140    Sport Visor                                      ****    Gift Catalog                ****
2GC3107           2GC3107        118140    Embroidered Golf Towel                           ****    Gift Catalog                ****
2GC3108           2GC3108        118140    Navy/Jade w/Concord - Large                      ****    Gift Catalog                ****
2GC3109           2GC3109        118140    Argyle Sweater - Medium                          ****    Gift Catalog                ****
2GC3110           2GC3110        118140    Argyle Sweater - XLarge                          ****    Gift Catalog                ****
2GC3111           2GC3111        118140    Bavarian Jacket - Large                          ****    Gift Catalog                ****
2GC3112           2GC3112        118140    Denim Jacket - Medium                            ****    Gift Catalog                ****
2GC3113           2GC3113        118140    Denim Jacket - XLarge                            ****    Gift Catalog                ****
2GC3114           2GC3114        118140    Denim Shirt - Medium                             ****    Gift Catalog                ****
2GC3115           2GC3115        118140    Softy Pen Set                                    ****    Gift Catalog                ****
2GC3116           2GC3116        118140    Compressed T-Shirt Large                         ****    Gift Catalog                ****
2GC3117           2GC3117        118140    Paperclips                                       ****    Gift Catalog                ****
2GC3118           2GC3118        118140    MultiCard Case                                   ****    Gift Catalog                ****
2GC3119           2GC3119        118140    Desk Foldercase                                  ****    Gift Catalog                ****
2GC3120           2GC3120        118140    Mini Tote                                        ****    Gift Catalog                ****
2GC3121           2GC3121        118140    Slide Out Alarm Clock                            ****    Gift Catalog                ****
2GC3122           2GC3122        118140    Lapel Pin                                        ****    Gift Catalog                ****
2GC3123           2GC3123        118140    Nylon Gym Bag                                    ****    Gift Catalog                ****
2GC3124           2GC3124        118140    Mini Football                                    ****    Gift Catalog                ****
2GC3125           2GC3125        118140    Note Pad With Logo                               ****    Gift Catalog                ****
2GC3126           2GC3126        118140    MC Cardboard Coaster                             ****    Gift Catalog                ****
2GC3127           2GC3127        118140    MCD Gray Sweatshirt w/Hood                       ****    Gift Catalog                ****
2GC3128           2GC3128        118140    Maestro Sportsvisor                              ****    Gift Catalog                ****
2GC3129           2GC3129        118140    Meastro Fleece Sweatshirt - Gray                 ****    Gift Catalog                ****
2GC3130           2GC3130        118140    Maestro Sportshirt                               ****    Gift Catalog                ****
2GC3131           2GC3131        118140    Needlecut Fleece XLarge                          ****    Gift Catalog                ****
2GC3132           2GC3132        118140    Windshirt - Medium                               ****    Gift Catalog                ****
2GC3133           2GC3133        118140    Double Keychain                                  ****    Gift Catalog                ****
2GC3134           2GC3134        118140    MC Highlighter                                   ****    Gift Catalog                ****
2GC3135           2GC3135        118140    Clipper Jacket - XLarge                          ****    Gift Catalog                ****
2GC3136           2GC3136        118140    Clipper Jacket - Large                           ****    Gift Catalog                ****
2GC3137           2GC3137        118140    Rain Jacket - Large                              ****    Gift Catalog                ****
2GC3138           2GC3138        118140    CB Shirt Bottle XXLarge                          ****    Gift Catalog                ****
2GC3139           2GC3139        118140    Leather Notepad - Large                          ****    Gift Catalog                ****
2GC3140           2GC3140        118140    Golf Gift Set                                    ****    Gift Catalog                ****
2GC3141           2GC3141        118140    CB Shirt Navy 3C Collar - Mdm                    ****    Gift Catalog                ****
2GC3142           2GC3142        118140    Executive Attache                                ****    Gift Catalog                ****
2GC3143           2GC3143        118140    Hide-A-Bag                                       ****    Gift Catalog                ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2GC3144           2GC3144        118140    Pocket Crest T-Shirt - Mdm                       ****    Gift Catalog                ****
2GC3145           2GC3145        118140    Needlecut Fleece Shift - Large                   ****    Gift Catalog                ****
2GC3146           2GC3146        118140    Maestro Coasters                                 ****    Gift Catalog                ****
2GC3147           2GC3147        118140    MC Navy T-Shirt - Large                          ****    Gift Catalog                ****
2GC3148           2GC3148        118140    Windshirt - XLarge                               ****    Gift Catalog                ****
2GC3149           2GC3149        118140    Bavarian Jacket - XLarge                         ****    Gift Catalog                ****
2GC3150           2GC3150        118140    Maestro White T-Shirt - XLarge                   ****    Gift Catalog                ****
2GC3151           2GC3151        118140    Durango Jacket - XLarge                          ****    Gift Catalog                ****
2GC3152           2GC3152        118140    ATM Playing Cards                                ****    Gift Catalog                ****
2GC3200           2GC3200        118140    Discount                                         ****    Gift Catalog                ****
2MS1311           2MS1311        495107    Retrieval Reqst Tran Fee MasterCard              ****    MasterCom                   ****
2MS1316           2MS1316        495107    Retrieval Reqst Tran Fee MasterCard              ****    MasterCom                   ****
2MS1321           2MS1321        495107    Reject Image Review MasterCard                   ****    MasterCom                   ****
2MS1326           2MS1326        495107    Reject Image Review MasterCard                   ****    MasterCom                   ****
2MS1556           2MS1556        495107    MasterCard Hubsite Handling Fee                  ****    MasterCom                   ****
2MS1557           2MS1557        495107    MasterCard Hubsite Handling Fee                  ****    MasterCom                   ****
2MS1558           2MS1558        495107    MasterCard Monthly Hubsite Fee                   ****    MasterCom                   ****
2MS1559           2MS1559        495107    MasterCard Monthly Hubsite Fee                   ****    MasterCom                   ****
2MS1996           2MS1996        495107    Hubsite Handling Fee                             ****    MasterCom                   ****
2MS1997           2MS1997        495107    Hubsite Handling Fee                             ****    MasterCom                   ****
2MS1999           2MS1999        495107    Hubsite Monthly Participation Fee                ****    MasterCom                   ****
2MS2100           2MS2100        495107    Workstation Install - Impl Fee                   ****    MasterCom                   ****
2MS2101           2MS2101        495107    Workstation Install - Base Workstn               ****    MasterCom                   ****
2MS2102           2MS2102        495107    Workstation Install - Delivery Costs             ****    MasterCom                   ****
2MS2110           2MS2110        495107    Workstation Move Support Fee                     ****    MasterCom                   ****
2MS2111           2MS2111        495107    Workstn De-Install Termination Fee               ****    MasterCom                   ****
2MS2200           2MS2200        495107    Image Storage Interface - Install Fee            ****    MasterCom                   ****
2MS2201           2MS2201        495107    Monthly Software License Fee                     ****    MasterCom                   ****
2MS2202           2MS2202        495107    Image Storage Site Location                      ****    MasterCom                   ****
2MS2310           2MS2310        495107    On-Site Services                                 ****    MasterCom                   ****
2MS2311           2MS2311        495107    Retrieval Request Trans Fee Visa                 ****    MasterCom                   ****
2MS2316           2MS2316        495107    Retrieval Request Trans Fee Visa                 ****    MasterCom                   ****
2MS2320           2MS2320        495107    General Research                                 ****    MasterCom                   ****
2MS2321           2MS2321        495107    Reject Image Review Visa                         ****    MasterCom                   ****
2MS2326           2MS2326        495107    Reject Image Review Visa                         ****    MasterCom                   ****
2MS2330           2MS2330        495107    File Recreate Fee                                ****    MasterCom                   ****
2MS2340           2MS2340        495107    Excess Call Volume                               ****    MasterCom                   ****
2MS2556           2MS2556        495107    Visa Hubsite Handling Fee                        ****    MasterCom                   ****
2MS2557           2MS2557        495107    Visa Hubsite Handling Fee                        ****    MasterCom                   ****
2MS2558           2MS2558        495107    Visa Monthly Hubsite Fee                         ****    MasterCom                   ****
2MS2559           2MS2559        495107    Visa Monthly Hubsite Fee                         ****    MasterCom                   ****
2MS3000           2MS3000        495107    Printers                                         ****    MasterCom                   ****
2MS3001           2MS3001        495107    Fujitsu Scanner                                  ****    MasterCom                   ****
2MS3002           2MS3002        495107    Bell and Howell Scanner                          ****    MasterCom                   ****
2MS3003           2MS3003        495107    Circuits                                         ****    MasterCom                   ****
2MS3004           2MS3004        495107    Image Storage Interface                          ****    MasterCom                   ****
2MS3005           2MS3005        495107    Image Storage Interface - Delivery               ****    MasterCom                   ****
2MS3006           2MS3006        495107    PC - Fax Interface                               ****    MasterCom                   ****
2MS3007           2MS3007        495107    24-Hr Communication Availability                 ****    MasterCom                   ****
2MS3311           2MS3311        495107    Retrieval Request Trans Fee On-Us                ****    MasterCom                   ****
2MS3316           2MS3316        495107    Retrieval Request Trans Fee On-Us                ****    MasterCom                   ****
2MS3321           2MS3321        495107    Reject Image Review On-Us                        ****    MasterCom                   ****
2MS3326           2MS3326        495107    Reject Image Review On-Us                        ****    MasterCom                   ****
2MS3556           2MS3556        495107    On-Us Hub Handling Fee                           ****    MasterCom                   ****
2MS3557           2MS3557        495107    On-Us Hub Handling Fee                           ****    MasterCom                   ****
2MS3558           2MS3558        495107    On-Us Monthly Hub Fee                            ****    MasterCom                   ****
2MS3559           2MS3559        495107    On-Us Monthly Hub Fee                            ****    MasterCom                   ****
2MS4331           2MS4331        495107    Image Mail Trans Fee                             ****    MasterCom                   ****
2MS4336           2MS4336        495107    Image Mail Trans Fee                             ****    MasterCom                   ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2MS4556           2MS4556        495107    Image Mail Hub Handling Fee                      ****    MasterCom                   ****
2MS4557           2MS4557        495107    Image Mail Hub Handling Fee                      ****    MasterCom                   ****
2MS4558           2MS4558        495107    Image Mail Hub Monthly Fee                       ****    MasterCom                   ****
2MS4559           2MS4559        495107    Image Mail Hub Monthly Fee                       ****    MasterCom                   ****
2MS5331           2MS5331        495107    CSD Trans Value Fee                              ****    MasterCom                   ****
2MS5341           2MS5341        495107    CSD Trans Fee                                    ****    MasterCom                   ****
2MS5346           2MS5346        495107    CSD Trans Fee                                    ****    MasterCom                   ****
2MS5351           2MS5351        495107    CSD Trans Fee                                    ****    MasterCom                   ****
2MS5356           2MS5356        495107    CSD Trans Fee                                    ****    MasterCom                   ****
2MS5556           2MS5556        495107    CSD Hub Handling Fee                             ****    MasterCom                   ****
2MS5557           2MS5557        495107    CSD Hub Handling Fee                             ****    MasterCom                   ****
2MS5558           2MS5558        495107    CSD Hub Monthly Fee                              ****    MasterCom                   ****
2MS5559           2MS5559        495107    CSD Hub Monthly Fee                              ****    MasterCom                   ****
2MS2350           2MS2350        495107    VOLUME ANALYSIS                                  ****    MasterCom                   ****
2MS2350           2MS2350        495107    VOLUME ANALYSIS                                  ****    MasterCom                   ****
2MS53613          2MS5361        495107    CSD TRANS FEE                                    ****    MasterCom                   ****
2MS2360           2MS2360        495107    TECHNICIAN FEES                                  ****    MasterCom                   ****
2MS2300           2MS2300        495107    MISCELLANEOUS ITEMS                              ****    MasterCom                   ****
2MS2370           2MS2370        495107    ON-SITE TRAVEL EXPENSE                           ****    MasterCom                   ****
2OP00001          2OP0000        470220    OPERATIONS DEVELOPMENT FEE VARIANCE              ****    ODF - Assessment - Issuer   ****
2UA1111           2UA1111        #N/A      Telecom Fee                                      ****    Conciege                    ****
2UA5001           2UA5001        650135    Per Case Fee                                     ****    Conciege                    ****
2RP30201          2RP3020        470220    Incoming Cash Adv Rev                            ****    Report Requests             ****
2RP30211          2RP3021        470220    Incoming Cash Adv Rev -- ATM Rev                 ****    Report Requests             ****
2MT2330           2MT2330        563121    Marketing Tools Catalog Items (MM/YY)            ****    Marketing Tools             ****
2MTSH01           2MTSH01        563125    Marketing Tools Shipping Charges                 ****    Marketing Tools             ****
2ML0001           2ML0001        415100    MasterCard On-Line Access Fee                    ****    MasterCard OnLine (MOL)     ****
2ML1000           2ML1000        415110    MasterCard On-Line Surcharge Fee                 ****    MasterCard OnLine (MOL)     ****
2ML2101           2ML2101        415105    Toll-Free Data Link Base Fee                     ****    MasterCard OnLine (MOL)     ****
2ML2201           2ML2201        415105    Infonet Link Base Fee                            ****    MasterCard OnLine (MOL)     ****
2MV1855           2MV1855        563120    Master Values Statement Inserts                  ****    MasterCard Exclusives       ****
2MV1856           2MV1856        650145    Gold Master Values Statement Inserts             ****    MasterCard Exclusives       ****
2MV1860           2MV1860        563121    College Master Values Statement Inserts          ****    MasterCard Exclusives       ****
2MV1861           2MV1861        563120    New Movers Master Values Statement Inserts       ****    MasterCard Exclusives       ****
2MV1862           2MV1862        563120    Debit Card Master Values Statement Inserts       ****    MasterCard Exclusives       ****
2MV1863           2MV1863        563120    Postage -- Master Values                         ****    MasterCard Exclusives       ****
2MV1864           2MV1864        563120    Printing -- Master Values                        ****    MasterCard Exclusives       ****
2MVFR01           2MVFR01        581115    Master Values Freight Charges                    ****    MasterCard Exclusives       ****
2NB00011          2NB0001        495305    MATCH Quarterly Fee                              ****    Match (Acquirer)            ****
2PN23171          2PN2317        490245    Late Filing Penalty                              ****    Penalties                   ****
2PN1001           2PN1001        440110    Intra-Day Settlement Fail, Tier 1                ****    Penalties                   ****
2PN1002           2PN1002        440110    Intra-Day Settlement Fail, Tier 2                ****    Penalties                   ****
2PN1003           2PN1003        440110    Intra-Day Settlement Fail, Tier 3                ****    Penalties                   ****
2PN1004           2PN1004        440110    Intra-Day Settlement Fail                        ****    Penalties                   ****
2PN1005           2PN1005        440110    Intra-Day Settlement Fail                        ****    Penalties                   ****
2PN1006           2PN1006        440110    Intra-Day Settlement Fail                        ****    Penalties                   ****
2PN1007           2PN1007        440110    Intra-Day Settlement Fail                        ****    Penalties                   ****
2PN1008           2PN1008        440110    Intra-Day Settlement Fail                        ****    Penalties                   ****
2PN2000           2PN2000        499142    Year 2000 Non-Compliance                         ****    Penalties                   ****
2PN2003           2PN2003        499142    Year 2000 POI Penalty                            ****    Penalties                   ****
2PN2004           2PN2004        499142    ESC POI Penalty                                  ****    Penalties                   ****
2PN2005           2PN2005        499142    BIN 55 POI Penalty                               ****    Penalties                   ****
2PN2314           2PN314         104100    MCBS Rejected Drafts                             ****    Penalties                   ****
2PN2318           2PN318         490245    Assets Rejected Draft Penalty -- QQYY            ****    Penalties                   ****
2PN2326           2PN2326        490145    Corp Card Data Integrity Penalty                 ****    Penalties                   ****
2PBAM01           2PBAM01        490130    Account Mgt. User Manual Fulfil                  ****    Publication Services        ****
2PBAM02           2PBAM02        490130    Account Mgt. User Manual Non-bill                ****    Publication Services        ****
2PBAM03           2PBAM03        490130    Account Mgt. User Manual Credit                  ****    Publication Services        ****
2PBAM04           2PBAM04        490130    Account Mgt. User Manual Reissue                 ****    Publication Services        ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2PBAP01           2PBAP01        490130    Auth System Manual Fulfillment                   ****    Publication Services        ****
2PBAP02           2PBAP02        490130    Auth System Manual Non-bill                      ****    Publication Services        ****
2PBAP03           2PBAP03        490130    Auth System Manual Cr                            ****    Publication Services        ****
2PBAP04           2PBAP04        490130    Auth System Manual Reissue                       ****    Publication Services        ****
2PBDF01           2PBDF01        490130    Banknet PC File Express Fulfill                  ****    Publication Services        ****
2PBDF02           2PBDF02        490130    Banknet PC File Express Non-bill                 ****    Publication Services        ****
2PBDF03           2PBDF03        490130    Banknet PC File Express Cr                       ****    Publication Services        ****
2PBDF04           2PBDF04        490130    Banknet PC File Express Reissue                  ****    Publication Services        ****
2PBB101           2PBB101        490130    BCMIS Implement & Ops Guide Fulfill              ****    Publication Services        ****
2PBB102           2PBB102        490130    BCMIS Implement & Ops Guide Non-bill             ****    Publication Services        ****
2PBB103           2PBB103        490130    BCMIS Implement & Ops Guide Cr                   ****    Publication Services        ****
2PBB104           2PBB104        490130    BCMIS Implement & Ops Guide Reissue              ****    Publication Services        ****
2PBBM01           2PBBM01        490130    Bylaws & Rules Manual Fulfill                    ****    Publication Services        ****
2PBBM02           2PBBM02        490130    Bylaws & Rules Manual Non-bill                   ****    Publication Services        ****
2PBBM03           2PBBM03        490130    Bylaws & Rules Manual Cr                         ****    Publication Services        ****
2PBBM04           2PBBM04        490130    Bylaws & Rules Manual Reissue                    ****    Publication Services        ****
2PDBN01           2PDBN01        490130    Banknet Systems Manual Fulfillment               ****    Publication Services        ****
2PDBN02           2PDBN02        490130    Banknet Systems Manual Non-bill                  ****    Publication Services        ****
2PDBN03           2PDBN03        490130    Banknet Systems Manual Cr                        ****    Publication Services        ****
2PDBN04           2PDBN04        490130    Banknet Systems Manual Reissue                   ****    Publication Services        ****
2PBB501           2PBB501        490130    BCMIS System Reference Fulfill                   ****    Publication Services        ****
2PBB502           2PBB502        490130    BCMIS System Reference Non-bill                  ****    Publication Services        ****
2PBB503           2PBB503        490130    BCMIS System Reference Cr                        ****    Publication Services        ****
2PBB504           2PBB504        490130    BCMIS System Reference Reissue                   ****    Publication Services        ****
2PBBU01           2PBBU01        490130    BCMIS Users Handbook Fulfill                     ****    Publication Services        ****
2PBBU02           2PBBU02        490130    BCMIS Users Handbook Non-bill                    ****    Publication Services        ****
2PBBU03           2PBBU03        490130    BCMIS Users Handbook Cr                          ****    Publication Services        ****
2PBBU04           2PBBU04        490130    BCMIS Users Handbook Reissue                     ****    Publication Services        ****
2PBC901           2PBC901        490130    MCBS Users Manual Fulfill                        ****    Publication Services        ****
2PBC902           2PBC902        490130    MCBS Users Manual Non-bill                       ****    Publication Services        ****
2PBC903           2PBC903        490130    MCBS Users Manual Credit                         ****    Publication Services        ****
2PBC904           2PBC904        490130    MCBS Users Manual Reissue                        ****    Publication Services        ****
2PBCD01           2PBCD01        490130    Single User CD-ROM Fulfill                       ****    Publication Services        ****
2PBCD02           2PBCD02        490130    Single User CD-ROM Non-bill                      ****    Publication Services        ****
2PBCD03           2PBCD03        490130    Single User CD-ROM Cr                            ****    Publication Services        ****
2PBCD04           2PBCD04        490130    Single User CD-ROM Reissue                       ****    Publication Services        ****
2PBCH01           2PBCH01        490130    Chargeback Handbook Fulfill                      ****    Publication Services        ****
2PBCH02           2PBCH02        490130    Chargeback Handbook Non-bill                     ****    Publication Services        ****
2PBCH03           2PBCH03        490130    Chargeback Handbook Credit                       ****    Publication Services        ****
2PBCH04           2PBCH04        490130    Chargeback Handbook Reissue                      ****    Publication Services        ****
2PBC101           2PBC101        490130    Customer Interface Spec Fulfillment              ****    Publication Services        ****
2PBC102           2PBC102        490130    Customer Interface Spec Non-bill                 ****    Publication Services        ****
2PBC103           2PBC103        490130    Customer Interface Spec Cr                       ****    Publication Services        ****
2PBC104           2PBC104        490130    Customer Interface Spec Reissue                  ****    Publication Services        ****
2PBCL01           2PBCL01        490130    LAN User CD-ROM Fulfill                          ****    Publication Services        ****
2PBCL02           2PBCL02        490130    LAN User CD-ROM Non-bill                         ****    Publication Services        ****
2PBCL03           2PBCL03        490130    LAN User CD-ROM Credit                           ****    Publication Services        ****
2PBCL04           2PBCL04        490130    LAN User CD-ROM Reissue                          ****    Publication Services        ****
2PBCM01           2PBCM01        490130    Chargeback Guide Fulfillment                     ****    Publication Services        ****
2PBCM02           2PBCM02        490130    Chargeback Guide Non-bill                        ****    Publication Services        ****
2PBCM03           2PBCM03        490130    Chargeback Guide Cr                              ****    Publication Services        ****
2PBCM04           2PBCM04        490130    Chargeback Guide Reissue                         ****    Publication Services        ****
2PBCN01           2PBCN01        490130    Spanish Chargeback Hdbk Fulfill                  ****    Publication Services        ****
2PBCN02           2PBCN02        490130    Spanish Chargeback Hdbk Non-bill                 ****    Publication Services        ****
2PBCN03           2PBCN03        490130    Spanish Chargeback Hdbk Credit                   ****    Publication Services        ****
2PBCN04           2PBCN04        490130    Spanish Chargeback Hdbk Reissue                  ****    Publication Services        ****
2PBD101           2PBD101        490220    MIM Diskette-Tier 1: Fulfill                     ****    Publication Services        ****
2PBD102           2PBD102        490220    MIM Diskette-Tier 1: Non-bill                    ****    Publication Services        ****
2PBD103           2PBD103        490220    MIM Diskette-Tier 1: Credit                      ****    Publication Services        ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2PBD104           2PBD104        490220    MIM Diskette-Tier 1: Reissue                     ****    Publication Services        ****
2PBD201           2PBD201        490220    MIM Diskette-Tier 2:Fulfill                      ****    Publication Services        ****
2PBD202           2PBD202        490220    MIM Diskette-Tier 2:Non-bill                     ****    Publication Services        ****
2PBD203           2PBD203        490220    MIM Diskette-Tier 2:Credit                       ****    Publication Services        ****
2PBD204           2PBD204        490220    MIM Diskette-Tier 2:Reissue                      ****    Publication Services        ****
2PBD301           2PBD301        490220    MIM Diskette-Tier 3:Fulfill                      ****    Publication Services        ****
2PBD302           2PBD302        490220    MIM Diskette-Tier 3:Non-bill                     ****    Publication Services        ****
2PBD303           2PBD303        490220    MIM Diskette-Tier 3:Credit                       ****    Publication Services        ****
2PBD304           2PBD304        490220    MIM Diskette-Tier 3:Reissue                      ****    Publication Services        ****
2PBD401           2PBD401        490220    MIM Diskette-Tier 4:Fulfill                      ****    Publication Services        ****
2PBD402           2PBD402        490220    MIM Diskette-Tier 4:Non-bill                     ****    Publication Services        ****
2PBD403           2PBD403        490220    MIM Diskette-Tier 4:Credit                       ****    Publication Services        ****
2PBD404           2PBD404        490220    MIM Diskette-Tier 4:Reissue                      ****    Publication Services        ****
2PBD501           2PBD501        490220    MIM Diskette-Tier 5:Fulfill                      ****    Publication Services        ****
2PBD502           2PBD502        490220    MIM Diskette-Tier 5:Non-bill                     ****    Publication Services        ****
2PBD503           2PBD503        490220    MIM Diskette-Tier 5:Credit                       ****    Publication Services        ****
2PBD504           2PBD504        490220    MIM Diskette-Tier 5:Reissue                      ****    Publication Services        ****
2PBDC01           2PBDC01        490130    CDP Card Design & Brand ID Fulfill               ****    Publication Services        ****
2PBDC02           2PBDC02        490130    CDP Card Design & Brand ID Non-bill              ****    Publication Services        ****
2PBDC03           2PBDC03        490130    CDP Card Design & Brand ID Cr                    ****    Publication Services        ****
2PBDC04           2PBDC04        490130    CDP Card Design & Brand ID Reissue               ****    Publication Services        ****
2PBD101           2PBD101        490130    CDP Implement Plan Guide Fulfill                 ****    Publication Services        ****
2PBD102           2PBD102        490130    CDP Implement Plan Guide Non-bill                ****    Publication Services        ****
2PBD103           2PBD103        490130    CDP Implement Plan Guide Cr                      ****    Publication Services        ****
2PBD104           2PBD104        490130    CDP Implement Plan Guide Reissue                 ****    Publication Services        ****
2PBFP01           2PBFP01        490130    Financial Planning Guide Fulfill                 ****    Publication Services        ****
2PBFP02           2PBFP02        490130    Financial Planning Guide Non-bill                ****    Publication Services        ****
2PBFP03           2PBFP03        490130    Financial Planning Guide Credit                  ****    Publication Services        ****
2PBFP04           2PBFP04        490130    Financial Planning Guide Reissue                 ****    Publication Services        ****
2PBFR01           2PBFR01        490130    Iss Clrghouse Train Guide Fulfill                ****    Publication Services        ****
2PBFR02           2PBFR02        490130    Iss Clrghouse Train Guide Non-bill               ****    Publication Services        ****
2PBFR03           2PBFR03        490130    Iss Clrghouse Train Guide Cr                     ****    Publication Services        ****
2PBFR04           2PBFR04        490130    Iss Clrghouse Train Guide Reissue                ****    Publication Services        ****
2PBG001           2PBG001        490130    Portuguese Act Mgt User Man Fulfill              ****    Publication Services        ****
2PBG002           2PBG002        490130    Portuguese Act Mgt User Man Non-bill             ****    Publication Services        ****
2PBG003           2PBG003        490130    Portuguese Act Mgt User Man Credit               ****    Publication Services        ****
2PBG004           2PBG004        490130    Portuguese Act Mgt User Man Reissue              ****    Publication Services        ****
2PBG101           2PBG101        490130    Portuguese Operations Man Fulfill                ****    Publication Services        ****
2PBG102           2PBG102        490130    Portuguese Operations Man Non-bill               ****    Publication Services        ****
2PBG103           2PBG103        490130    Portuguese Operations Man Credit                 ****    Publication Services        ****
2PBG104           2PBG104        490130    Portuguese Operations Man Reissue                ****    Publication Services        ****
2PBG201           2PBG201        490130    Portuguese Auth Sys Man Fulfill                  ****    Publication Services        ****
2PBG202           2PBG202        490130    Portuguese Auth Sys Man Non-bill                 ****    Publication Services        ****
2PBG203           2PBG203        490130    Portuguese Auth Sys Man Credit                   ****    Publication Services        ****
2PBG204           2PBG204        490130    Portuguese Auth Sys Man Reissue                  ****    Publication Services        ****
2PBG301           2PBG301        490130    Portuguese Security Proc Fulfill                 ****    Publication Services        ****
2PBG302           2PBG302        490130    Portuguese Security Proc Non-bill                ****    Publication Services        ****
2PBG303           2PBG303        490130    Portuguese Security Proc Credit                  ****    Publication Services        ****
2PBG304           2PBG304        490130    Portuguese Security Proc Reissue                 ****    Publication Services        ****
2PBG401           2PBG401        490130    Portuguese Chargeback Gde Fulfill                ****    Publication Services        ****
2PBG402           2PBG402        490130    Portuguese Chargeback Gde Non-bill               ****    Publication Services        ****
2PBG403           2PBG403        490130    Portuguese Chargeback Gde Credit                 ****    Publication Services        ****
2PBG404           2PBG404        490130    Portuguese Chargeback Gde Reissue                ****    Publication Services        ****
2PBG501           2PBG501        490130    Admin MasterCom Fulfill                          ****    Publication Services        ****
2PBG502           2PBG502        490130    Admin MasterCom Non-bill                         ****    Publication Services        ****
2PBG503           2PBG503        490130    Admin MasterCom Credit                           ****    Publication Services        ****
2PBG504           2PBG504        490130    Admin MasterCom Reissue                          ****    Publication Services        ****
2PBG601           2PBG601        490130    Operator MasterCom Fulfill                       ****    Publication Services        ****
2PBG602           2PBG602        490130    Operator MasterCom Non-bill                      ****    Publication Services        ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2PBG603           2PBG603        490130    Operador MasterCom Credit                        ****    Publication Services        ****
2PBG604           2PBG604        490130    Operador MasterCom Reissue                       ****    Publication Services        ****
2PBG701           2PBG701        490130    Relatorios MasterCom Fulfill                     ****    Publication Services        ****
2PBG702           2PBG702        490130    Relatorios MasterCom Non-bill                    ****    Publication Services        ****
2PBG703           2PBG703        490130    Relatorios MasterCom Credit                      ****    Publication Services        ****
2PBG704           2PBG704        490130    Relatorios MasterCom Reissue                     ****    Publication Services        ****
2PBG801           2PBG801        490130    Port Chargeback Hdbk Fulfill                     ****    Publication Services        ****
2PBG802           2PBG802        490130    Port Chargeback Hdbk Non-bill                    ****    Publication Services        ****
2PBG803           2PBG803        490130    Port Chargeback Hdbk Credit                      ****    Publication Services        ****
2PBG804           2PBG804        490130    Port Chargeback Hdbk Reissue                     ****    Publication Services        ****
2PBIC01           2PBIC01        490130    Iss Clearhs Ops Manual Fulfill                   ****    Publication Services        ****
2PBIC02           2PBIC02        490130    Iss Clearhs Ops Manual Non-bill                  ****    Publication Services        ****
2PBIC03           2PBIC03        490130    Iss Clearhs Ops Manual Cr                        ****    Publication Services        ****
2PBIC04           2PBIC04        490130    Iss Clearhs Ops Manual Reissue                   ****    Publication Services        ****
2PBIM01           2PBIM01        490130    MIP Member Manual Fulfill                        ****    Publication Services        ****
2PBIM02           2PBIM02        490130    MIP Member Manual Non-bill                       ****    Publication Services        ****
2PBIM03           2PBIM03        490130    MIP Member Manual Cr                             ****    Publication Services        ****
2PBIM04           2PBIM04        490130    MIP Member Manual Reissue                        ****    Publication Services        ****
2PBIN01           2PBIN01        490130    INET/MIIPF Release Document Fulfill              ****    Publication Services        ****
2PBIN02           2PBIN02        490130    INET/MIIPF Release Document Non-bill             ****    Publication Services        ****
2PBIN03           2PBIN03        490130    INET/MIIPF Release Document Cr                   ****    Publication Services        ****
2PBIN04           2PBIN04        490130    INET/MIIPF Release Document Reissue              ****    Publication Services        ****
2PBIO01           2PBIO01        490130    Ops Bulletin Fax Outside U.S. Fulfill            ****    Publication Services        ****
2PBIO02           2PBIO02        490130    Ops Bulletin Fax Outside U.S. Non-billl          ****    Publication Services        ****
2PBIO03           2PBIO03        490130    Ops Bulletin Fax Outside U.S. Cr                 ****    Publication Services        ****
2PBIO04           2PBIO04        490130    Ops Bulletin Fax Outside U.S. Reissue            ****    Publication Services        ****
2PB1Q01           2PB1Q01        490130    ICS Quick Reference Guide Fulfill                ****    Publication Services        ****
2PB1Q02           2PB1Q02        490130    ICS Quick Reference Guide Non-bill               ****    Publication Services        ****
2PB1Q03           2PB1Q03        490130    ICS Quick Reference Guide Cr                     ****    Publication Services        ****
2PB1Q04           2PB1Q04        490130    ICS Quick Reference Guide Reissue                ****    Publication Services        ****
2PBIR01           2PBIR01        490130    Interchg Complnc Manual Fulfill                  ****    Publication Services        ****
2PBIR02           2PBIR02        490130    Interchg Complnc Manual Non-bill                 ****    Publication Services        ****
2PBIR03           2PBIR03        490130    Interchg Complnc Manual Cr                       ****    Publication Services        ****
2PBIR04           2PBIR04        490130    Interchg Complnc Manual Reissue                  ****    Publication Services        ****
2PBMC01           2PBMC01        490130    MasterCom Administrator Man Fulfill              ****    Publication Services        ****
2PBMC02           2PBMC02        490130    MasterCom Administrator Man Non-bill             ****    Publication Services        ****
2PBMC03           2PBMC03        490130    MasterCom Administrator Man Cr                   ****    Publication Services        ****
2PBMC04           2PBMC04        490130    MasterCom Administrator Man Reissue              ****    Publication Services        ****
2PBMG01           2PBMG01        490130    Member Guide to Services Fulfill                 ****    Publication Services        ****
2PBMG02           2PBMG02        490130    Member Guide to Services Non-bill                ****    Publication Services        ****
2PBMG03           2PBMG03        490130    Member Guide to Services Cr                      ****    Publication Services        ****
2PBMG04           2PBMG04        490130    Member Guide to Services Reissue                 ****    Publication Services        ****
2PBMH01           2PBMH01        490130    MHPF Guide Fulfill                               ****    Publication Services        ****
2PBMH02           2PBMH02        490130    MHPF Guide Non-bill                              ****    Publication Services        ****
2PBMH03           2PBMH03        490130    MHPF Guide Cr                                    ****    Publication Services        ****
2PBMH04           2PBMH04        490130    MHPF Guide Reissue                               ****    Publication Services        ****
2PBMM01           2PBMM01        490175    Member Information Manual Fulfill                ****    Publication Services        ****
2PBMM02           2PBMM02        490175    Member Information Manual Non-bill               ****    Publication Services        ****
2PBMM03           2PBMM03        490175    Member Information Manual Cr                     ****    Publication Services        ****
2PBMM04           2PBMM04        490175    Member Information Manual Reissue                ****    Publication Services        ****
2PBMM05           2PBMM05        490215    Member Information Manual Tape                   ****    Publication Services        ****
2PBMM06           2PBMM06        490175    Member Information Manual Reissue                ****    Publication Services        ****
2PBMO01           2PBMO01        490130    MasterCom Operator's Manual Fulfill              ****    Publication Services        ****
2PBMO02           2PBMO02        490130    MasterCom Operator's Manual Non-bill             ****    Publication Services        ****
2PBMO03           2PBMO03        490130    MasterCom Operator's Manual Cr                   ****    Publication Services        ****
2PBMO04           2PBMO04        490130    MasterCom Operator's Manual Reissue              ****    Publication Services        ****
2PBMP01           2PBMP01        490130    MATCH PC User Manual Fulfill                     ****    Publication Services        ****
2PBMP02           2PBMP02        490130    MATCH PC User Manual Non-bill                    ****    Publication Services        ****
2PBMP03           2PBMP03        490130    MATCH PC User Manual edit                        ****    Publication Services        ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2PBMP04           2PBMP04        490130    MATCH PC User Manual Reissue                     ****    Publication Services        ****
2PBM501           2PBM501        490130    MasterCom Reports Manual Fulfill                 ****    Publication Services        ****
2PBM502           2PBM502        490130    MasterCom Reports Manual Non-bill                ****    Publication Services        ****
2PBM503           2PBM503        490130    MasterCom Reports Manual Cr                      ****    Publication Services        ****
2PBM504           2PBM504        490130    MasterCom Reports Manual Reissue                 ****    Publication Services        ****
2PBOM01           2PBOM01        490130    Operations Manual Fulfillment                    ****    Publication Services        ****
2PBOM02           2PBOM02        490130    Operations Manual Non-bill                       ****    Publication Services        ****
2PBOM03           2PBOM03        490130    Operations Manual Cr                             ****    Publication Services        ****
2PBOM04           2PBOM04        490130    Operations Manual Reissue                        ****    Publication Services        ****
2PBOR01           2PBOR01        490130    Operating Rules Fulfill                          ****    Publication Services        ****
2PBOR02           2PBOR02        490130    Operating Rules Non-bill                         ****    Publication Services        ****
2PBOR03           2PBOR03        490130    Operating Rules Cr                               ****    Publication Services        ****
2PBOR04           2PBOR04        490130    Operating Rules Reissue                          ****    Publication Services        ****
2PBOT01           2PBOT01        490130    Operation & Tech Spec Fulfill                    ****    Publication Services        ****
2PBOT02           2PBOT02        490130    Operation & Tech Spec Non-bill                   ****    Publication Services        ****
2PBOT03           2PBOT03        490130    Operation & Tech Spec Cr                         ****    Publication Services        ****
2PBOT04           2PBOT04        490130    Operation & Tech Spec Reissue                    ****    Publication Services        ****
2PBPC01           2PBPC01        490130    Priority Card User Guide Fulfill                 ****    Publication Services        ****
2PBPC02           2PBPC02        490130    Priority Card User Guide Non-bill                ****    Publication Services        ****
2PBPC03           2PBPC03        490130    Priority Card User Guide Credit                  ****    Publication Services        ****
2PBPC04           2PBPC04        490130    Priority Card User Guide Reissue                 ****    Publication Services        ****
2PBPS01           2PBPS01        490130    Global Serv Ref Guide Fulfill                    ****    Publication Services        ****
2PBPS02           2PBPS02        490130    Global Serv Ref Guide Non-bill                   ****    Publication Services        ****
2PBPS03           2PBPS03        490130    Global Serv Ref Guide Cr                         ****    Publication Services        ****
2PBPS04           2PBPS04        490130    Global Serv Ref Guide Reissue                    ****    Publication Services        ****
2PBQR01           2PBQR01        490130    Quick Reference Booklet Fulfillment              ****    Publication Services        ****
2PBQR02           2PBQR02        490130    Quick Reference Booklet Non-bill                 ****    Publication Services        ****
2PBQR03           2PBQR03        490130    Quick Reference Booklet Cr                       ****    Publication Services        ****
2PBQR04           2PBQR04        490130    Quick Reference Booklet Reissue                  ****    Publication Services        ****
2PBRM01           2PBRM01        490130    CDP Security & Risk Mgt Fulfill                  ****    Publication Services        ****
2PBRM02           2PBRM02        490130    CDP Security & Risk Mgt Non-bill                 ****    Publication Services        ****
2PBRM03           2PBRM03        490130    CDP Security & Risk Mgt Cr                       ****    Publication Services        ****
2PBRM04           2PBRM04        490130    CDP Security & Risk Mgt Reissue                  ****    Publication Services        ****
2PBRP01           2PBRP01        490130    Remittance Processing Fulfillment                ****    Publication Services        ****
2PBRP02           2PBRP02        490130    Remittance Processing Non-bill                   ****    Publication Services        ****
2PBRP03           2PBRP03        490130    Remittance Processing Cr                         ****    Publication Services        ****
2PBRP04           2PBRP04        490130    Remittance Processing Reissue                    ****    Publication Services        ****
2PBSA01           2PBSA01        490130    Man de Sistema de Autoriz Fulfill                ****    Publication Services        ****
2PBSA02           2PBSA02        490130    Man de Sistema de Autoriz Non-bill               ****    Publication Services        ****
2PBSA03           2PBSA03        490130    Man de Sistema de Autoriz Cr                     ****    Publication Services        ****
2PBSA04           2PBSA04        490130    Man de Sistema de Autoriz Reissue                ****    Publication Services        ****
2PBSC01           2PBSC01        490130    Guia de Contracargo Fulfill                      ****    Publication Services        ****
2PBSC02           2PBSC02        490130    Guia de Contracargo Non-bill                     ****    Publication Services        ****
2PBSC03           2PBSC03        490130    Guia de Contracargo Cr                           ****    Publication Services        ****
2PBSC04           2PBSC04        490130    Guia de Contracargo Reissue                      ****    Publication Services        ****
2PBSD01           2PBSD01        490130    Manual de Reportes de MCom Fulfill               ****    Publication Services        ****
2PBSD02           2PBSD02        490130    Manual de Reportes de Mcom Non-bill              ****    Publication Services        ****
2PBSD03           2PBSD03        490130    Manual de Reportes de MCom Cr                    ****    Publication Services        ****
2PBSD04           2PBSD04        490130    Manual de Reportes de MCom Reissue               ****    Publication Services        ****
2PBSE01           2PBSE01        490130    Security System Manual Fulfill                   ****    Publication Services        ****
2PBSE02           2PBSE02        490130    Security System Manual Non-bill                  ****    Publication Services        ****
2PBSE03           2PBSE03        490130    Security System Manual Cr                        ****    Publication Services        ****
2PBSE04           2PBSE04        490130    Security System Manual Reissue                   ****    Publication Services        ****
2PBSG01           2PBSG01        490130    Agente de Seguridad Fulfill                      ****    Publication Services        ****
2PBSG02           2PBSG02        490130    Agente de Seguridad Non-bill                     ****    Publication Services        ****
2PBSG03           2PBSG03        490130    Agente de Seguridad Cr                           ****    Publication Services        ****
2PBSG04           2PBSG04        490130    Agente de Seguridad Reissue                      ****    Publication Services        ****
2PBSH01           2PBSH01        490130    Manual del Operador de MCom Fulfill              ****    Publication Services        ****
2PBSH02           2PBSH02        490130    Manual del Operador de MCom Non-bill             ****    Publication Services        ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2PBSH03           2PBSH03        490130    Manual del Operador de MCom Cr                   ****    Publication Services        ****
2PBSH04           2PBSH04        490130    Manual del Operador de MCom Reissue              ****    Publication Services        ****
2PBSI01           2PBSI01        490130    Sp Buscard Implement Manual Fulfill              ****    Publication Services        ****
2PBSI02           2PBSI02        490130    Sp Buscard Implement Manual Non-bill             ****    Publication Services        ****
2PBSI03           2PBSI03        490130    Sp Buscard Implement Manual Cr                   ****    Publication Services        ****
2PBSI04           2PBSI04        490130    Sp Buscard Implement Manual Reissue              ****    Publication Services        ****
2PBSL01           2PBSL01        490130    Man del Admin de MasterCom Fulfill               ****    Publication Services        ****
2PBSL02           2PBSL02        490130    Man del Admin de MasterCom Non-billl             ****    Publication Services        ****
2PBSL03           2PBSL03        490130    Man del Admin de MasterCom Cr                    ****    Publication Services        ****
2PBSL04           2PBSL04        490130    Man del Admin de MasterCom Reissue               ****    Publication Services        ****
2PBSM01           2PBSM01        490130    Manual de Operaciones Fulfill                    ****    Publication Services        ****
2PBSM02           2PBSM02        490130    Manual de Operaciones Non-bill                   ****    Publication Services        ****
2PBSM03           2PBSM03        490130    Manual de Operaciones Cr                         ****    Publication Services        ****
2PBSM04           2PBSM04        490130    Manual de Operaciones Reissue                    ****    Publication Services        ****
2PBSO01           2PBSO01        490130    Security Officers Guide Fulfillment              ****    Publication Services        ****
2PBSO02           2PBSO02        490130    Security Officers Guide Non-bill                 ****    Publication Services        ****
2PBSO03           2PBSO03        490130    Security Officers Guide Cr                       ****    Publication Services        ****
2PBSO04           2PBSO04        490130    Security Officers Guide Reissue                  ****    Publication Services        ****
2PBSP01           2PBSP01        490130    Security Pol & Proced Fulfill                    ****    Publication Services        ****
2PBSP02           2PBSP02        490130    Security Pol & Proced Non-billl                  ****    Publication Services        ****
2PBSP03           2PBSP03        490130    Security Pol & Proced Cr                         ****    Publication Services        ****
2PBSP04           2PBSP04        490130    Security Pol & Proced Reissue                    ****    Publication Services        ****
2PBSR01           2PBSR01        490130    Estatutos y Reglamento Fulfill                   ****    Publication Services        ****
2PBSR02           2PBSR02        490130    Estatutos y Reglamento Non-bill                  ****    Publication Services        ****
2PBSR03           2PBSR03        490130    Estatutos y Reglamento Cr                        ****    Publication Services        ****
2PBSR04           2PBSR04        490130    Estatutos y Reglamento Reissue                   ****    Publication Services        ****
2PBSS01           2PBSS01        490130    Reglas y Proced de Seguridad Fulfil              ****    Publication Services        ****
2PBSS02           2PBSS02        490130    Reglas y Proced de Seguridad Non-bill            ****    Publication Services        ****
2PBSS03           2PBSS03        490130    Reglas y Proced de Seguridad Cr                  ****    Publication Services        ****
2PBSS04           2PBSS04        490130    Reglas y Proced de Seguridad Reissue             ****    Publication Services        ****
2PBST01           2PBST01        490130    Manejo de Cuentos Fulfill                        ****    Publication Services        ****
2PBST02           2PBST02        490130    Manejo de Cuentos Non-bill                       ****    Publication Services        ****
2PBST03           2PBST03        490130    Manejo de Cuentos Cr                             ****    Publication Services        ****
2PBST04           2PBST04        490130    Manejo de Cuentos Reissue                        ****    Publication Services        ****
2PBSU01           2PBSU01        490130    Sp Buscard Users Manual Fulfill                  ****    Publication Services        ****
2PBSU02           2PBSU02        490130    Sp Buscard Users Manual Non-bill                 ****    Publication Services        ****
2PBSU03           2PBSU03        490130    Sp Buscard Users Manual Cr                       ****    Publication Services        ****
2PBSU04           2PBSU04        490130    Sp Buscard Users Manual Reissue                  ****    Publication Services        ****
2PBSY01           2PBSY01        490130    Security Reports Manual Fulfill                  ****    Publication Services        ****
2PBSY02           2PBSY02        490130    Security Reports Manual Non-bill                 ****    Publication Services        ****
2PBSY03           2PBSY03        490130    Security Reports Manual Cr                       ****    Publication Services        ****
2PBSY04           2PBSY04        490130    Security Reports Manual Reissue                  ****    Publication Services        ****
2RP1501           2RP1501        410385    Cirrus/Maestro Issuer Detail Report              ****    Report Requests             ****
2RP1703           2RP1703        410385    Report - Auth Issuer Detail                      ****    Report Requests             ****
2RP1704           2RP1704        410385    Report - File Maint Detail                       ****    Report Requests             ****
2RP1707           2RP1707        410385    Report - Non-Master Call Detail                  ****    Report Requests             ****
2RP1708           2RP1708        410385    Report - POS Detail                              ****    Report Requests             ****
2RP1709           2RP1709        410385    Report - GS Detail                               ****    Report Requests             ****
2RP1711           2RP1711        410385    Report - S1 Detail                               ****    Report Requests             ****
2RP1713           2RP1713        410385    Report - Call Ref Detail                         ****    Report Requests             ****
2RP1715           2RP1715        410385    Report - Auth Billing Detail File                ****    Report Requests             ****
2RP1717           2RP1717        410385    Customer Service Detail Report                   ****    Report Requests             ****
2RP1721           2RP1721        500120    Microfiche Re-create Fee (MM/DD/YY)              ****    Report Requests             ****
2RP1722           2RP1722        400135    AMS Fiche Re-create                              ****    Report Requests             ****
2RP1723           2RP1723        400130    RCL Tape Issue XX                                ****    Report Requests             ****
2RP1726           2RP1726        410385    Rpt-AIM Customer Activity                        ****    Report Requests             ****
2RP17301          2RP1730        410385    ARS Daily MIS Report                             ****    Report Requests             ****
2RP1733           2RP1733        410385    Issuer Call Ref Tiered Detail                    ****    Report Requests             ****
2RP17341          2RP1734        410385    ARS Monthly Summary Referral Response            ****    Report Requests             ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2RP1740           2RP1740        410385    Report Fee First Copy                            ****    Report Requests             ****
2RP1741           2RP1741        410385    Additional Report Fee                            ****    Report Requests             ****
2RP17501          2RP1750        410394    Audit Velocity Monitoring Rpt                    ****    Report Requests             ****
2RP17551          2RP1755        410385    Reports Affiliates                               ****    Report Requests             ****
2RP1765           2RP1765        520191    SI Report S1441010-A Fax Fee                     ****    Report Requests             ****
2RP1770           2RP1770        581125    Courier Charges for INET Reports                 ****    Report Requests             ****
2RP1771           2RP1771        510105    Faxing of INET Reports Fee                       ****    Report Requests             ****
2RP1772           2RP1772        520191    Billable Cust Rpt Fax Fee (MM/YY)                ****    Report Requests             ****
2RP1773           2RP1773        520191    Customer Service Report Fax Fee                  ****    Report Requests             ****
2RP1778           2RP1778        496553    General Research Fee                             ****    Report Requests             ****
2RP1788           2RP1788        581120    SAFE File Retransmission(s)                      ****    Report Requests             ****
2RP1789           2RP1789        581120    SAFE Ad Hoc Reports                              ****    Report Requests             ****
2RP1791           2RP1791        410385    Report - MOL Detail                              ****    Report Requests             ****
2RP18001          2RP1800        410385    MRM Month Iss Par Score Sheets                   ****    Report Requests             ****
2RP18101          2RP1810        410385    MRM Month Iss Child Score Sheets                 ****    Report Requests             ****
2RP18401          2RP1840        410385    MVM Merchant Violation Rpt                       ****    Report Requests             ****
2RP18491          2RP1849        490750    Interchange Fee Iss Adjustment Detail            ****    Report Requests             ****
2RP18501          2RP1850        490750    Interchange Fee Iss Adjustment Summary           ****    Report Requests             ****
2RP18511          2RP1851        490750    Interchange Fee Iss Adjustment Detail            ****    Report Requests             ****
2RP18521          2RP1852        490750    Interchange Fee Iss Adjustment Summary           ****    Report Requests             ****
2RP18641          2RP1864        490740    SAFE Parent Iss Loss Summary                     ****    Report Requests             ****
2RP18651          2RP1865        490740    SAFE Parent Iss Loss Summary Rpt                 ****    Report Requests             ****
2RP18661          2RP1866        490740    SAFE Parent Iss Loss Basis Points                ****    Report Requests             ****
2RP18671          2RP1867        490740    SAFE Parent Iss Loss Basis Pts Rpt               ****    Report Requests             ****
2RP18681          2RP1868        490740    SAFE Iss Affiliate Loss Summary                  ****    Report Requests             ****
2RP18691          2RP1869        490740    SAFE Iss Affiliate Loss Summary Rpt              ****    Report Requests             ****
2RP18821          2RP1882        410385    Issuer MCC/Region                                ****    Report Requests             ****
2RP18831          2RP1883        410385    Issuer MCC/Region Rpt                            ****    Report Requests             ****
2RP18841          2RP1884        410385    Issuer Industry/Region                           ****    Report Requests             ****
2RP18851          2RP1885        410385    Issuer Industry/Region Rpt                       ****    Report Requests             ****
2RP18861          2RP1886        410385    Issuer MCC/Worldwide                             ****    Report Requests             ****
2RP18871          2RP1887        410385    Issuer MCC/Worldwide Rpt                         ****    Report Requests             ****
2RP18881          2RP1888        410385    Issuer Industry/Worldwide                        ****    Report Requests             ****
2RP18891          2RP1889        410385    Issuer Industry/Worldwide Rpt                    ****    Report Requests             ****
2RP18901          2RP1890        410385    Parent Issuer MCC/Worldwide                      ****    Report Requests             ****
2RP18911          2RP1891        410385    Parent Issuer MCC/Worldwide Rpt                  ****    Report Requests             ****
2RP18921          2RP1892        410385    Parent Issuer Industry/Worldwide                 ****    Report Requests             ****
2RP18931          2RP1893        410385    Parent Issuer Industry/Worldwide Rpt             ****    Report Requests             ****
2RP18941          2RP1894        490740    SAFE Affiliate Class Accts                       ****    Report Requests             ****
2RP18951          2RP1895        490740    SAFE Affiliate Class Accts Rpt                   ****    Report Requests             ****
2RP18961          2RP1896        490740    Swiftcall Cntrft Claim                           ****    Report Requests             ****
2RP18971          2RP1897        490740    SAFE Parent Cntrft Claim Rpt                     ****    Report Requests             ****
2RP18981          2RP1898        410385    Issuer Account Fraud Type Analysis               ****    Report Requests             ****
2RP18991          2RP1899        410385    Issuer Account Fraud Type Analysis Rpt           ****    Report Requests             ****
2RP19001          2RP1900        410385    Parent Iss Acct Frd Type Analysis                ****    Report Requests             ****
2RP19011          2RP1901        410385    Parent Iss Acct Frd Type Analysis Rpt            ****    Report Requests             ****
2RP19021          2RP1902        410385    Top 5 States/Countries Fraud Loss                ****    Report Requests             ****
2RP19031          2RP1903        410385    Top 5 States/Countries Fraud Loss Rpt            ****    Report Requests             ****
2RP19041          2RP1904        410385    Parent Iss Top 5 St/Cntry Frd Loss               ****    Report Requests             ****
2RP19051          2RP1905        410385    Parent Iss Top 5 St/Cntry Frd Loss Rpt           ****    Report Requests             ****
2RPI906           2RP1906        490740    Monthly Issuer SAFE Fee Tier 1                   ****    Report Requests             ****
2RP19061          2RP1906        490740    Monthly Issuer SAFE Fee Tier 2                   ****    Report Requests             ****
2RP19062          2RP1906        490740    Monthly Issuer SAFE Fee Tier 3                   ****    Report Requests             ****
2RP19063          2RP1906        490740    Monthly Issuer SAFE Fee Tier 4                   ****    Report Requests             ****
2RP1908           2RP1908        400120    AMS Composite Microfiche Report                  ****    Report Requests             ****
2RP1909           2RP1909        400120    AMS Regional Microfiche Report                   ****    Report Requests             ****
2RP1910           2RP1910        400130    AMS Account History Microfiche                   ****    Report Requests             ****
2RP1911           2RP1911        400130    AMS Detail Account Report                        ****    Report Requests             ****
2RP1912           2RP1912        400130    AMS Merchant Master Report                       ****    Report Requests             ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2RP1913           2RP1913        400130    AMS Merchant Billing Report                      ****    Report Requests             ****
2RP1914           2RP1914        400130    AMS Account Billing Report                       ****    Report Requests             ****
2RP1915           2RP1915        400130    AMS Regional Electronic WB File                  ****    Report Requests             ****
2RP1916           2RP1916        400130    AMS Composite Electronic WB File                 ****    Report Requests             ****
2RP1917           2RP1917        400130    AMS Regional Daily Updates                       ****    Report Requests             ****
2RP1918           2RP1918        400130    AMS Composite Restricted Card Daily Updates      ****    Report Requests             ****
2RP1919           2RP1919        400130    AMS Discounted Reg RC Daily File                 ****    Report Requests             ****
2RP1920           2RP1920        400130    AMS Discounted Comp RC Daily File                ****    Report Requests             ****
2RP1921           2RP1921        400130    AMS Discounted Reg EWB File                      ****    Report Requests             ****
2RP1922           2RP1922        400130    AMS Discounted Reg EWB File                      ****    Report Requests             ****
2RP2000           2RP2000        495107    MasterCom Detail Report                          ****    Report Requests             ****
2SC1355           2SC1355        400120    First Alert                                      ****    Security                    ****
2SC2321           2SC2321        495321    9.04 Rules Service Fee - Issuers                 ****    Security                    ****
2AN22081          2AN2208        490236    ARS NON-AUTHORIZATION TRANSACTIONS               ****    ARS non-authorization       ****
2FUL1000          2FUL100        490500    MASTERCARD UNIVERSITY ITEMS                      ****    Fulfillment                 ****
2FUL1022          2FUL102        565125    GLOBAL DEPOSIT ACCESS ITEMS                      ****    Fulfillment                 ****
2FUL1102          2FUL110        650155    PACKAGING                                        ****    Fulfillment                 ****
2FUL1110          2FUL111        581122    FREIGHT CHARGES                                  ****    Fulfillment                 ****
2FUL1121          2FUL112        650155    CARD DESIGN MANUAL                               ****    Fulfillment                 ****
2FUL1200          2FUL120        565125    E-MAIL FEE                                       ****    Fulfillment                 ****
2FUL1201          2FUL120        565125    FAX FEE                                          ****    Fulfillment                 ****
2FUL1202          2FUL120        565125    1-800 NUMBER FEE                                 ****    Fulfillment                 ****
2FUL1203          2FUL120        565125    HANDLING FEE                                     ****    Fulfillment                 ****
2IC3125           2IC3125        495125    ICS PRESCREEN FEE                                ****    Issuers Clearinghouse       ****
2MK1000           2MK1000        650145    GUIDE TO BENEFITS                                ****    Marketing                   ****
2ML0500           2ML0500        415105    MOL ISDN CONNECTION FEE                          ****    MasterCard OnLine (MOL)     ****
2ML1400           2ML1400        415110    MASTERCARD ON-LINE SURCHARGE VPN                 ****    MasterCard OnLine (MOL)     ****
2ML2301           2ML2301        415105    LAN LINK BASE FEE                                ****    MasterCard OnLine (MOL)     ****
2PBC004           2PBC004        490130    MCBS USERS MANUAL: REISSUE                       ****    Publication Services        ****
2RP1001           2RP1001        496553    MIS REQUESTS                                     ****    Report Requests             ****
2RP1784           2RP1784        581120    SAFE ISSUER GRAPH BOOKLETS(S)                    ****    Report Requests             ****
2AN22081          2AN2208        490216    ARS NON-AUTHORIZATION TRANSACTIONS               ****    ARS non-authorization       ****
2PBCL05           2PBCL05        490130    LAN USER CD-ROM: CORRECTIVE BILLING              ****    Publication Services        ****
2RP1777           2RP1777        520191    MCBS REPORTS FAX/E-MAIL FEE                      ****    Report Requests             ****
2SC1325           2SC1325        490170    VENDOR CERTIFICATION FEE                         ****    Security                    ****
2UA4002           2UA4002        650135    CONCIERGE INSURANCE PROGRAMS 4Q98                ****    Concierge                   ****
2UA4000           2UA4000        650135    CONCIERGE INSURANCE PROGRAMS 2Q98                ****    Concierge                   ****
2UA4001           2UA4001        650135    CONCIERGE INSURANCE PROGRAMS 1Q98                ****    Concierge                   ****
2RP1002           2RP1002        496553    MIS REQUESTS                                     ****    Report Requests             ****
2ML1500           2ML1500        415110    MASTERCARD ON-LINE SURCHARGE ISDN                ****    MasterCard OnLine (MOL)     ****
2ML3000           2ML3000        510200    MOL SUBSCRIPTION FEES                            ****    MasterCard OnLine (MOL)     ****
2FR1006           2FR1006        650158    ISSUER REWARD EXPEDITED SHIPPING FEE             ****    Franchise/Licensing         ****
2FUL1010          2FUL101        565125    US DEPOSIT ACCESS ITEMS                          ****    Fulfillment                 ****
2FUL1030          2FUL103        565125    CORPORATE/COMMERCIAL PRODUCTS ITEMS              ****    Fulfillment                 ****
2MC1800           2MC1800        650145    CONTRACT FOR CONCIERGE ENHANCEMENTS              ****    Member Card miscellaneous   ****
2MC1800           2MC1800        650145    CONTRACT FOR CONCIERGE ENHANCEMENTS              ****    Member Card miscellaneous   ****
2MC1903           2MC1903        499200    1998 PLATINUM TREASURES                          ****    Member Card miscellaneous   ****
2MV1858           2MV1858        650145    1998 MAJOR LEAGUE BASEBALL                       ****    MasterCard Exclusives       ****
2MV1873           2MV1873        650145    AT&T TRAVEL EXCLUSIVES                           ****    MasterCard Exclusives       ****
2PC1602           2PC1602        498100    CORPORATE STARTUP ENDPOINT FEES                  ****    Purchase Card               ****
2PC1605           2PC1605        498105    SMART DATA ANNUAL USER FEES                      ****    Purchase Card               ****
2PC1611           2PC1611        563120    MARKETING COLLATERAL                             ****    Purchase Card               ****
2RP1792           2RP1792        498110    SMART DATA RECORD PROC & RET FEE                 ****    Report Requests             ****
2IE6100           2IE6100        440145    INET Data Re-Creation Fee                        ****    Settlement                  ****
2IE6110           2IE6110        440140    Local Currency Conversion Fee                    ****    Settlement                  ****
2IE6111           2ie6111        440143    Net Settlement Advisement                        ****    Settlement                  ****
2IE6112           2ie6112        440143    Net Settlement Advisement                        ****    Settlement                  ****
2IE6113           2IE6113        440143    Net Settlement Advisement                        ****    Settlement                  ****
2IE6117           2IE6117        440143    Net Settlement Service Fee                       ****    Settlement                  ****
2IE6118           2IE6118        440124    Net Settlement Service Fee                       ****    Settlement                  ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2IE6170           2IE6170        440110    Comp - Settlement (MMM)                          ****    Settlement                  ****
2IE6180           2IE6180        440110    Settlement Failure Penalty (MMM)                 ****    Settlement                  ****



22SM3130          2SM3130        490250    Supermarket                                      ****    Acceptance Development      ****
2SM3131           2SM3131        490255    MCC 5411 Issuer Invest Fees                      ****    Acceptance Development      ****
2SM3129           2SM3129        490250    Warehouse                                        ****    Acceptance Development      ****
2SM3132           2SM3132        490265    MCC 5300 Issuer Invest Fees                      ****    Acceptance Development      ****
                                           Merchant Investment Fee (MIF)                            Other
                                                  TOTAL ISSUER ACCEPTANCE DEVELOPMENT FEES

MASTERASSIST SERVICES - SUMMARIZED FROM USER PAY
2UG1101           2UG1101        650135    Initial Call Segment                             ****    Enhancements - M/Assist     ****
2UG1102           2UG1102        650135    Additional Call segment                          ****    Enhancements - M/Assist     ****
2UG50011          2UG5001        460200    Issuer Referral Fee                              ****    Enhancements - M/Assist     ****
UG50021           2UG5002        650135    MasterAssist Calls                               ****    Enhancements - M/Assist     ****
US50031           2UG5003        650135    Priority Cardholder Calls                        ****    Enhancements - M/Assist     ****
US50041           2UG5004        650135    Literature Fulfillment                           ****    Enhancements - M/Assist     ****
US50051           2UG5005        650135    Insurance Services                               ****    Enhancements - M/Assist     ****
US50061           2UG5006        650135    Promotions                                       ****    Enhancements - M/Assist     ****
US50071           2UG5007        650135    Concierge                                        ****    Enhancements - M/Assist     ****
2UG1111           2UG1111        460001    MASTERASSIST TELECOM FEE                         ****                                ****
                                                            TOTAL ISSUER MASTERASSIST FEES
                                                                        POLICY CLAIMS PAID
                                             NET MASTERCARD LOSS FROM ENHANCEMENT SERVICES

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2QM44201          2QM4420        470160    QM Out Intra-Processor Cash Adv                  ****    Assessment - Acquirer       ****
2DU40111          2DU4011        470160    QM Outgoing Retail Sales                         ****    Assessment - Acquirer       ****
2DU40201          2DU4020        470160    QM Outgoing Cash Adv                             ****    Assessment - Acquirer       ****
2DU41111          2DU4111        470160    QM Outgoing Intra-C Retail Sales                 ****    Assessment - Acquirer       ****
2DU41201          2DU4120        470160    QM Outgoing Intral-Cntry Cash Adv                ****    Assessment - Acquirer       ****
2DU44111          2DU4411        470160    QM Out Intra-Processor Retail Sales              ****    Assessment - Acquirer       ****
2RU40111          2RU4011        470160    QM Outgoing Retail Sales                         ****    Assessment - Acquirer       ****
2RU40201          2RU4020        470160    QM Outgoing Cash Adv                             ****    Assessment - Acquirer       ****
2RU41111          2RU4111        470160    QM Outgoing Intra-C Retail Sales                 ****    Assessment - Acquirer       ****
2RU41201          2RU4120        470160    QM Outgoing Intra-Cntry Cash Adv                 ****    Assessment - Acquirer       ****
2RU44111          2RU4411        470160    QM Out Intra-Processor Retail Sales              ****    Assessment - Acquirer       ****
2DU43111          2DU4311        470160    Outgoing Inter-C Retail Sales                    ****    Assessment - Acquirer       ****
2QM40111          2QM4011        470160    QM Outgoing Retail Sales                         ****    Assessment - Acquirer       ****
2QM41201          2QM4120        470160    QM Outgoing Intra-Cntry Cash Advance             ****    Assessment - Acquirer       ****
2QM41111          2QM4111        470160    QM Outgoing Intra-C Retail Sales                 ****    Assessment - Acquirer       ****
2QM41201          2QM4120        470160    QM Outgoing Intra-Cntry Cash Adv                 ****    Assessment - Acquirer       ****
2DU41211          2DU4121        470160    Outgoing Intra-C Cash Advance ATM                ****    Assessment - Acquirer       ****
2DU43201          2DU4320        470160    Outgoing Inter-C Cash Advance                    ****    Assessment - Acquirer       ****
2DU43211          2DU4321        470160    Outgoing Inter-C Cash Advance ATM                ****    Assessment - Acquirer       ****
2RU43111          2RU4311        470160    Outgoing Inter-C Retail Sales Rev                ****    Assessment - Acquirer       ****
2RU43201          2RU4320        470160    Outgoing Inter-C Cash Advance Rev                ****    Assessment - Acquirer       ****
2QM23171          2QM2317        470160    QM Late Filing Penalty                           ****    Assessment - Acquirer       ****
2QM44111          2QM4411        470160    QM Out Intra-Processor Retail Sales              ****    Assessment - Acquirer       ****
2AV3005           2AV3005        410307    AVS Acquirer Proc Fee                            ****    Authorization               ****
2AV300621         2AV3006        410307    AVS Full Auth Acq Acc Fee Inter-C                ****    Authorization               ****
2AV300641         2AV3006        410307    AVS Full Auth Acq Acc Fee Intra-C                ****    Authorization               ****
2AV303621         2AV3036        410307    AVS X-Code Acq Acc Fee Inter-C                   ****    Authorization               ****
2AV303641         2AV3036        410307    AVS X-Code Acq Acc Fee Intra-C                   ****    Authorization               ****
2AB100621         2AB1006        410307    Full Auth Acquirer Acc Fee Inter-C               ****    Authorization               ****
2AB100641         2AB2006        410307    Full Auth Acquirer Acc Fee Intra-C               ****    Authorization               ****
2AB101621         2AB1016        410307    S1 Auth Acquirer Acc Fee Inter-C                 ****    Authorization               ****
2AB101641         2AB1016        410307    S1 Auth Acquirer Acc Fee Intra-C                 ****    Authorization               ****
2AB102621         2AB1026        410307    Visa PTP Acquirer Acc Fee Inter-C                ****    Authorization               ****
2AB102641         2AB1026        410307    Visa PTP Acquirer Acc Fee Intra-C                ****    Authorization               ****
2AB103621         2AB1036        410307    X-Code Auth Acq Acc Fee Inter-C                  ****    Authorization               ****
2AB103641         2AB1036        410307    X-Code Auth Acq Acc Fee Intra-C                  ****    Authorization               ****
2AB104621         2AB1046        410307    Lim-1 Auth Acq Acc Fee Inter-C                   ****    Authorization               ****
2AB104641         2AB1046        410307    Lim-1 Auth Acq Acc Fee Intra-C                   ****    Authorization               ****
2AB105621         2AB1056        410307    MIP Reject Acq Acc Fee Inter-C                   ****    Authorization               ****
2AB105641         2AB1056        410307    MIP Reject Acq Acc Fee Intra-C                   ****    Authorization               ****
2AB106646         2AB1066        410307    POS Auth Acq Acc Fee Intra-C                     ****    Authorization               ****
2AB1075           2AB1075        410100    MO/TO Auth Acq Proc Fee                          ****    Authorization               ****
2AB107641         2AB1076        410307    MO/TO Auth Acq Acc Fee Inter-C                   ****    Authorization               ****
2AB107641         2AB1076        410307    MO/TO Auth Acq Acc Fee Intra-C                   ****    Authorization               ****
2AB108641         2AB1086        410307    Prop PTP Acq Acc Fee Inter-C                     ****    Authorization               ****
2AB108641         2AB1086        410307    Prop PTP Acq Acc Fee Intra-C                     ****    Authorization               ****
2AB1106           2AB1106        410307    Coll-Only Full Auth Acq Acc Fee                  ****    Authorization               ****
2AB113621         2AB1136        410307    CATS Acquirer Access Fee Inter-C                 ****    Authorization               ****
2AB113641         2AB1136        410307    CATS Acquirer Access Fee Intra-C                 ****    Authorization               ****
2AA254621         2TA2546        410307    Mbr Resp TX-NonTX Acq Acc Inter-C                ****    Authorization               ****
2AA254641         2TA2546        410307    Mbr Resp TX-NonTX Acq Acc Intra-C                ****    Authorization               ****
2AA256621         2TA2566        410307    SI TX-NonTX Acq Acc Fee Inter-C                  ****    Authorization               ****
2AA256641         2TA2566        410307    SI TX-NonTX Acq Acc Fee Intra-C                  ****    Authorization               ****
2TX0040           2TX0040        410310    Afgan Acquirer Telex Cr                          ****    Authorization               ****
2TX0120           2TX0120        410310    Algeria Acquirer Telex Cr                        ****    Authorization               ****
2TX0200           2TX0200        410310    Andorra Acquirer Telex Cr                        ****    Authorization               ****
2TX0320           2TX0320        410310    Argentina Acquirer Telex Cr                      ****    Authorization               ****
2TX0360           2TX0360        410310    Australia Acquirer Telex Cr                      ****    Authorization               ****
2TX0400           2TX0400        410310    Austria Acquirer Telex Cr                        ****    Authorization               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2TX0480           2TX0480        410310    Bahrain Acquirer Telex Cr                        ****    Authorization               ****
2TX0500           2TX0500        410310    Bangladesh Acquirer Telex Cr                     ****    Authorization               ****
2TX0560           2TX0560        410310    Belgium Acquirer Telex Cr                        ****    Authorization               ****
2TX0600           2TX0600        410310    Bermuda Acquirer Telex Cr                        ****    Authorization               ****
2TX0680           2TX0680        410310    Bolivia Acquirer Telex Cr                        ****    Authorization               ****
2TX0760           2TX0760        410310    Brazil Acquirer Telex Cr                         ****    Authorization               ****
2TX0840           2TX0840        410310    Belize Acquirer Telex Cr                         ****    Authorization               ****
2TX1360           2TX1340        410310    Cayman Island Acquirer Telex Cr                  ****    Authorization               ****
2TX1440           2TX1400        410310    Sri Lanka Acquirer Telex Cr                      ****    Authorization               ****
2TX1480           2TX1480        410310    Chad Acquirer Telex Cr                           ****    Authorization               ****
2TX1520           2TX1520        410310    Chile Acquirer Telex Cr                          ****    Authorization               ****
2TX1560           2TX1560        410310    China Acquirer Telex Cr                          ****    Authorization               ****
2TX1580           2TX1580        410310    Taiwan Acquirer Telex Cr                         ****    Authorization               ****
2TX1700           2TX1700        410310    Colombia S.A. Acquirer Telex Cr                  ****    Authorization               ****
2TX1880           2TX1880        410310    Costa Rica Acquirer Telex Cr                     ****    Authorization               ****
2TX1960           2TX1960        410310    Cyprus Acquirer Telex Cr                         ****    Authorization               ****
2TX2080           2TX2080        410310    Denmark Acquirer Telex Cr                        ****    Authorization               ****
2TX2140           2TX2140        410310    Dom Repub Acquirer Telex Cr                      ****    Authorization               ****
2TX2180           2TX2180        410310    Ecuador Acquirer Telex Cr                        ****    Authorization               ****
2TX2420           2TX2420        410310    Fiji Acquirer Telex Cr                           ****    Authorization               ****
2TX2500           2TX2500        410310    France Acquirer Telex Cr                         ****    Authorization               ****
2TX2580           2TX2580        410310    Tahiti Acquirer Telex Cr                         ****    Authorization               ****
2TX2660           2TX2660        410310    Gabon Acquirer Telex Cr                          ****    Authorization               ****
2TX2800           2TX2800        410310    Germany Acquirer Telex Cr                        ****    Authorization               ****
2TX2920           2TX2920        410310    Gibraltar Acquirer Telex Cr                      ****    Authorization               ****
2TX3000           2TX3000        410310    Greece Acquirer Telex Cr                         ****    Authorization               ****
2TX3160           2TX3160        410310    Guam Acquirer Telex Cr                           ****    Authorization               ****
2TX3200           2TX3200        410310    Guatemala Acquirer Telex Cr                      ****    Authorization               ****
2TX3400           2TX3400        410310    Honduras Acquirer Telex Cr                       ****    Authorization               ****
2TX3440           2TX3440        410310    Hong Kong Acquirer Telex Cr                      ****    Authorization               ****
2TX3560           2TX3560        410310    India Acquirer Telex Cr                          ****    Authorization               ****
2TX3600           2TX3600        410310    Indonesia Acquirer Telex Cr                      ****    Authorization               ****
2TX3760           2TX3760        410310    Israel Acquirer Telex Cr                         ****    Authorization               ****
2TX3800           2TX3800        410310    Italy Acquirer Telex Cr                          ****    Authorization               ****
2TX3840           2TX3840        410310    Ivory Coast Acquirer Telex Cr                    ****    Authorization               ****
2TX3880           2TX3880        410310    Jamaica Acquirer Telex Cr                        ****    Authorization               ****
2TX3920           2TX3920        410310    Japan Acquirer Telex Cr                          ****    Authorization               ****
2TX4000           2TX4000        410310    Jordan Acquirer Telex Cr                         ****    Authorization               ****
2TX4040           2TX4040        410310    Kenya Acquirer Telex Cr                          ****    Authorization               ****
2TX4100           2TX4100        410310    Korea Acquirer Telex Cr                          ****    Authorization               ****
2TX4140           2TX4140        410310    Kuwait Acquirer Telex Cr                         ****    Authorization               ****
2TX4220           2TX4220        410310    Lebanon Acquirer Telex Cr                        ****    Authorization               ****
2TX4300           2TX4300        410310    Liberia Acquirer Telex Cr                        ****    Authorization               ****
2TX4460           2TX4460        410310    Macau Acquirer Telex Cr                          ****    Authorization               ****
2TX4580           2TX4580        410310    Malaysia Acquirer Telex Cr                       ****    Authorization               ****
2TX4620           2TX4620        410310    Maldives Acquirer Telex Cr                       ****    Authorization               ****
2TX4660           2TX4660        410310    Mali Acquirer Telex Cr                           ****    Authorization               ****
2TX4800           2TX4800        410310    Mauritius Acquirer Telex Cr                      ****    Authorization               ****
2TX4840           2TX4840        410310    Mexico, D.F. Acquirer Telex Cr                   ****    Authorization               ****
2TX5040           2TX5040        410310    Morocco Acquirer Telex Cr                        ****    Authorization               ****
2TX5120           2TX5120        410310    Oman Acquirer Telex Cr                           ****    Authorization               ****
2TX5240           2TX5240        410310    Nepal Acquirer Telex Cr                          ****    Authorization               ****
2TX5280           2TX5280        410310    The Netherlands Acquirer Telex Cr                ****    Authorization               ****
2TX5300           2TX5300        410310    Netherlands Antilles Acquirer Telex Cr           ****    Authorization               ****
2TX5320           2TX5320        410310    Netherlands Antilles Acquirer Telex Cr           ****    Authorization               ****
2TX5330           2TX5330        410310    Aruba Acquirer Telex Cr                          ****    Authorization               ****
2TX5400           2TX5400        410310    New Caledonia Acquirer Telex Cr                  ****    Authorization               ****
2TX5540           2TX5540        410310    New Zealand Acquirer Telex Cr                    ****    Authorization               ****
2TX5660           2TX5660        410310    Nigeria Acquirer Telex Cr                        ****    Authorization               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2TX5860           2TX5860        410310    Pakistan Karachi Acquirer Telex Cr               ****    Authorization               ****
2TX5900           2TX5900        410310    Panama Acquirer Telex Cr                         ****    Authorization               ****
2TX5910           2TX5910        410310    Panama Acquirer Telex Cr                         ****    Authorization               ****
2TX5980           2TX5980        410310    Papua New Guinea Acquirer Telex Cr               ****    Authorization               ****
2TX6000           2TX6000        410310    Paraguay Acquirer Telex Cr                       ****    Authorization               ****
2TX6040           2TX6040        410310    Peru Acquirer Telex Cr                           ****    Authorization               ****
2TX6080           2TX6080        410310    Phillippines Acquirer Telex Cr                   ****    Authorization               ****
2TX6200           2TX6200        410310    Portugal Acquirer Telex Cr                       ****    Authorization               ****
2TX6300           2TX6300        410310    Puerto Rico Acquirer Telex Cr                    ****    Authorization               ****
2TX6340           2TX6340        410310    Qatar Acquirer Telex Cr                          ****    Authorization               ****
2TX6600           2TX6600        410310    Anguilla Acquirer Telex Cr                       ****    Authorization               ****
2TX6820           2TX6820        410310    Saudi Arabia Acquirer Telex Cr                   ****    Authorization               ****
2TX6860           2TX6860        410310    Senegal Acquirer Telex Cr                        ****    Authorization               ****
2TX6900           2TX6900        410310    Seychelles Acquirer Telex Cr                     ****    Authorization               ****
2TX6940           2TX6940        410310    Sierra Leone Acquirer Telex Cr                   ****    Authorization               ****
2TX7020           2TX7020        410310    Singapore Acquirer Telex Cr                      ****    Authorization               ****
2TX7100           2TX7100        410310    South Africa Acquirer Telex Cr                   ****    Authorization               ****
2TX7160           2TX7160        410310    Zimbabwe Acquirer Telex Cr                       ****    Authorization               ****
2TX7240           2TX7240        410310    Spain Acquirer Telex Cr                          ****    Authorization               ****
2TX7520           2TX7520        410310    Sweden Acquirer Telex Cr                         ****    Authorization               ****
2TX7560           2TX7560        410310    Switzerland Acquirer Telex Cr                    ****    Authorization               ****
2TX7600           2TX7600        410310    Syria Acquirer Telex Cr                          ****    Authorization               ****
2TX7640           2TX7640        410310    Thailand Acquirer Telex Cr                       ****    Authorization               ****
2TX7680           2TX7680        410310    Togo Acquirer Telex Cr                           ****    Authorization               ****
2TX7760           2TX7760        410310    Tonga Acquirer Telex Cr                          ****    Authorization               ****
2TX7800           2TX7800        410310    Trinidad Acquirer Telex Cr                       ****    Authorization               ****
2TX7840           2TX7840        410310    United Arab Em Acquirer Telex Cr                 ****    Authorization               ****
2TX7880           2TX7880        410310    Tunisia Acquirer Telex Cr                        ****    Authorization               ****
2TX7920           2TX7920        410310    Turkey Acquirer Telex Cr                         ****    Authorization               ****
2TX8000           2TX8000        410310    Uganda Acquirer Telex Cr                         ****    Authorization               ****
2TX8100           2TX8100        410310    Russia Acquirer Telex Cr                         ****    Authorization               ****
2TX8180           2TX8180        410310    Egypt Acquirer Telex Cr                          ****    Authorization               ****
2TX8260           2TX8260        410310    United Kingdom Acquirer Telex Cr                 ****    Authorization               ****
2TX8540           2TX8540        410310    Burkian Faso Acquirer Telex Cr                   ****    Authorization               ****
2TX8580           2TX8580        410310    Uruguay Acquirer Telex Cr                        ****    Authorization               ****
2TX8620           2TX8620        410310    Venezuela Acquirer Telex Cr                      ****    Authorization               ****
2TX8940           2TX8940        410310    Zambia Acquirer Telex Cr                         ****    Authorization               ****
2AB140621         2AB1406        410307    Caps Auth Acq Acc Fee Inter-C                    ****    Authorization               ****
2VS121621         2VS1216        410307    VS Acquirer Acc Fee Intra-C                      ****    Voice Services              ****
2VS121641         2VS1216        410307    VS Acquirer Acc Fee Intra-C                      ****    Voice Services              ****
2VS122621         2VS1226        410307    VS Catl Ref Acquirer Acc Fee Inter-C             ****    Voice Services              ****
2VS122641         2VS1226        410307    VS Catl Ref Acquirer Acc Fee Intra-C             ****    Voice Services              ****
2VS1295           2VS1295        410320    VS VRU Acquirer Proc Fee                         ****    Voice Services              ****
2VS127621         2VS1276        410307    VS X-Code Acq Acc Fee Inter-C                    ****    Voice Services              ****
2CR202621         2CR2026        410307    S1 Call Ref Acq Acc Fee Inter-C                  ****    Call Referral               ****
2CR202641         2CR2026        410307    S1 Call Ref Acq Acc Fee Intra-C                  ****    Call Referral               ****
2CR202721         2CR2027        410304    S1 Call Ref Cr Inter-C                           ****    Call Referral               ****
2CR202741         2CR2027        410304    S1 Call Ref Cr Intra-C                           ****    Call Referral               ****
2CR203621         2CR2036        410307    Mbr Issued Call Ref Acq Acc Fee Inter-C          ****    Call Referral               ****
2CR203641         2CR2036        410307    Mbr Call Ref Acq Acc Fee Intra-C                 ****    Call Referral               ****
2CR204621         2CR2046        410307    Visa PTP Call Ref Acq Acc Fee Inter-C            ****    Call Referral               ****
2CR204641         2CR2046        410307    Visa PTP Call Ref Acq Acc Fee Intra-C            ****    Call Referral               ****
2CR206621         2CR2066        410307    X-Code Call Ref Acq Acc Fee Inter-C              ****    Call Referral               ****
2CR206641         2CR2066        410307    X-Code Call Ref Acq Acc Fee Intra-C              ****    Call Referral               ****
2CR207121         2CR2071        410301    Call Ref Iss Acc Fee (Visa Acq) Inter-C          ****    Call Referral               ****
2CR207141         2CR2071        410301    Call Ref Iss Acc (Visa Acq) Intra-C              ****    Call Referral               ****
2CR207621         2CR2076        410307    Call Ref Acq Acc (Visa) Inter-C                  ****    Call Referral               ****
2CR207641         2CR2076        410307    Call Ref Acq Acc (Visa Acq) Intra-C              ****    Call Referral               ****
2CR208621         2CR2086        410307    Prop Call Ref Acq Acc Fee Inter-C                ****    Call Referral               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2CR208641         2CR2086        410307    Prop Call Ref Acq Acc Fee Intra-C                ****    Call Referral               ****
2CR209621         2CR2096        410307    Dup Call Ref Acq Acc Fee Inter-C                 ****    Call Referral               ****
2CR209641         2CR2096        410307    Dup Call Ref Acq Acc Intra-C                     ****    Call Referral               ****
2CR213621         2CR2136        410307    Visa PTP D/T Call Ref Acq Acc Inter-C            ****    Call Referral               ****
2CR213641         2CR2136        410307    Visa PTP D/T Call Ref Acq Acc Intra-C            ****    Call Referral               ****
2TC255621         2TC2556        410307    Mbr Call TX-NonTX Acq Acc Inter-C                ****    Call Referral               ****
2TC255641         2TC2556        410307    Mbr Call TX-NonTX Acq Acc Intra-C                ****    Call Referral               ****
2TC257621         2TC2576        410307    SI Call TX-NonTX Acq Acc Inter-C                 ****    Call Referral               ****
2TC257641         2TC2576        410307    SI Call TX-NonTX Acq Acc Intra-C                 ****    Call Referral               ****
2NM11105          2NM1105        410346    AmEx Auth Acquirer Proc Fee                      ****    Call Referral               ****
2NM110621         2NM1106        410307    AmEx Auth Acq Acc Fee Inter-C                    ****    Call Referral               ****
2NM110641         2NM1106        410307    AmEx Auth Acq Acc Fee Intra-C                    ****    Call Referral               ****
2NM1125           2NM1125        410346    Diners Auth Acquirer Proc Fee                    ****    Call Referral               ****
2NM112621         2NM1126        410307    Diners Auth Acq Acc Fee Inter-C                  ****    Call Referral               ****
2NM112641         2NM1126        410307    Diners Auth Acq Acc Fee Intra-C                  ****    Call Referral               ****
2NM1135           2NM1135        410346    Discover Auth Acquirer Proc Fee                  ****    Call Referral               ****
2NM113621         2NM1136        410307    Discover Auth Acq Acc Fee Inter-C                ****    Call Referral               ****
2NM113641         2NM1136        410307    Discover Auth Acq Acc Fee Intra-C                ****    Call Referral               ****
2NM1155           2NM1155        410346    Visa Auth Acquirer Proc Fee                      ****    Call Referral               ****
2NM115621         2NM1156        410307    Visa Auth Acq Acc Fee Inter-C                    ****    Call Referral               ****
2NM115641         2NM1156        410307    Visa Auth Acq Acc Fee Intra-C                    ****    Call Referral               ****
2NM116621         2NM1166        410307    AmEx Auth POS Acq Proc Fee Inter-C               ****    Call Referral               ****
2NM116641         2NM1166        410307    AmEx Auth POS Acq Proc Fee Intra-C               ****    Call Referral               ****
2NM118621         2NM1186        410307    Diners POS Acq Ace Fee Inter-C                   ****    Call Referral               ****
2NM118641         2NM1186        410307    Diners POS Acq Ace Fee Intra-C                   ****    Call Referral               ****
2NM119621         2NM1196        410307    Discover POS Acq Ace Fee Inter-C                 ****    Call Referral               ****
2NM119641         2NM1196        410307    Discover POS Acq Ace Fee Intra-C                 ****    Call Referral               ****
2NM121621         2NM1216        410307    Visa POS Acq Acc Fee Inter-C                     ****    Call Referral               ****
2NM121641         2NM1216        410307    Visa POS Acq Acc Fee Inter-C                     ****    Call Referral               ****
2NM1275           2NM1275        410346    JCB Auth Acquirer Proc Fee                       ****    Call Referral               ****
2NM127621         2NM1276        410307    JCB Auth Acq Acc Fee Inter-C                     ****    Call Referral               ****
2NM127641         2NM1276        410307    JCB Auth Acq Acc Fee Intra-C                     ****    Call Referral               ****
2NM129621         2NM1296        410307    JCB POS Acq Acc Fee Inter-C                      ****    Call Referral               ****
2NM129641         2NM1296        410307    JCB POS Acq Acc Fee Intra-C                      ****    Call Referral               ****
2NM138621         2NM1386        410307    Non-MC X-Code Acq Acc Fee Inter-C                ****    Call Referral               ****
2NM138641         2NM1386        410307    Non-MC X-Code Acq Acc Fee Intra-C                ****    Call Referral               ****
2NM148621         2NM1486        410307    Non-MC CATS Acq Acc Fee Inter-C                  ****    Call Referral               ****
2NM148641         2NM1486        410307    Non-MC CATS Acq Acc Fee Intra-C                  ****    Call Referral               ****
2PO400621         2PO4006        410307    POS Auth Acq Acc Fee Inter-C                     ****    Call Referral               ****
2PO400641         2PO4006        410307    POS Auth Acq Acc Fee Intra-C                     ****    Call Referral               ****
2PO4025           2PO4025        410346    POS Auth AmEx Acq Proc Fee                       ****    Call Referral               ****
2PO402621         2PO4026        410307    POS Auth AmEx Acq Acc Fee Inter-C                ****    Call Referral               ****
2PO402641         2PO4026        410307    POS Auth AmEx Acq Acc Fee Intra-C                ****    Call Referral               ****
2PO4045           2PO4045        410346    POS Auth Diners Acquirer Proc Fee                ****    Call Referral               ****
2PO404621         2PO4046        410307    POS Auth Diners Acq Acc Inter-C                  ****    Call Referral               ****
2PO404641         2PO4046        410307    POS Auth Diners Acq Acc Intra-C                  ****    Call Referral               ****
2PO4055           2PO4055        410346    POS Auth Visa Acquirer Proc Fee                  ****    Call Referral               ****
2PO405621         2PO4056        410307    POS Auth Visa Acq Acc Inter-C                    ****    Call Referral               ****
2PO405641         2PO4056        410307    POS Auth Visa Acq Acc Intra-C                    ****    Call Referral               ****
2PO4065           2PO4065        410346    POS Auth Discover Acquirer Proc Fee              ****    Call Referral               ****
2PO406621         2PO4066        410307    POS Auth Discover Acq Acc Inter-C                ****    Call Referral               ****
2PO406641         2PO4066        410307    POS Auth Discover Acq Acc Intra-C                ****    Call Referral               ****
2PO409621         2PO4096        410307    POS X-Code Auth Acq Acc Fee Inter-C              ****    Call Referral               ****
2PO409641         2PO4096        410307    POS X-Code Auth Acq Acc Fee Intra-C              ****    Call Referral               ****
2PO410621         2PO4106        410307    POS Lim-1 Acq Acc Fee Inter-C                    ****    Call Referral               ****
2PO410641         2PO4106        410307    POS Line-1 Acq Acc Fee Intra-C                   ****    Call Referral               ****
2PO411621         2PO4116        410307    POS Prop Auth Acq Acc Fee Inter-C                ****    Call Referral               ****
2PO411641         2PO4116        410307    POS Prop Auth Acq Acc Fee Intra-C                ****    Call Referral               ****
2NM1385           2NM1385        410346    NON-MC X-CODE ACQ PROC FEE                       ****    Call Referral               ****

                 MCBS BILLING TABLE - 1998 - ALL BILLING EVENTS


  BILLING EVENT   BILLING EVENT  ACCOUNT
      CODE           LOOKUP      NUMBER         BILLING EVENT DESCRIPTION                  CODING      FEE CATEGORY            CHASE
      ----           ------      ------         -------------------------                  ------      ------------            -----

2CR212641         2CR2126        410307    LIMIT-1 CALL REF ACQ ACC FEE INTRA               ****    Call Referral               ****
2C11007           2C11007        413215    MasterCard ATM Acquirer Fees                     ****    Cirrus                      ****
2C11015           2C11015        413100    Acquirer Billable Transaction Fees               ****    Cirrus                      ****
2MO1001           2MO1001        495315    Acquirer Interchange Fee                         ****    Maestro/POS Debit           ****
2MO2001           2MO2001        495315    Acquirer Interchange Fee Rev                     ****    Maestro/POS Debit           ****
2MO3001           2MO3001        495305    Maestro Acquirer Switch Fee                      ****    Maestro/POS Debit           ****
2MU1109           2MU1109        490500    MC Tool to Control Acq Fraud Losses              ****    Enhancements - G/Services   ****
2MU1116           2MU1116        490500    New Strat for Success in Acq Bus                 ****    Enhancements - G/Services   ****
2PBA101           2PBA101        490130    Acquirer Implement Manual Fulfill                ****    Publication Services        ****
2PBA102           2PBA102        490130    Acquirer Implement Manual Non-bill               ****    Publication Services        ****
2PBA103           2PBA103        490130    Acquirer Implement Manual Cr                     ****    Publication Services        ****
2PBA104           2PBA104        490130    Acquirer Implement Manual Reissue                ****    Publication Services        ****
2RP1502           2RP1502        410385    Cirus Maestro Acquirer Detail Rpt                ****    Report Requests             ****
2RP1702           2RP1702        410385    Report -- Auth Acquirer Detail                   ****    Report Requests             ****
2RP1712           2RP1712        410385    Report -- Call Ref Acquirer                      ****    Report Requests             ****
2RP1714           2RP1714        410385    Report -- AVS Acquirer Detail                    ****    Report Requests             ****
2RP1718           2RP1718        410385    Acquirer ARS Non-Authorization                   ****    Report Requests             ****
2RP17321          2RP1732        410385    Acquirer Monthly Detail Referral Response        ****    Report Requests             ****
2RP18201          2RP1820        410385    MRM Month Acq Par Score Sheets                   ****    Report Requests             ****
2RP18301          2RP1830        410385    MRM Month Acq Child Score Sheets                 ****    Report Requests             ****
2RP18411          2RP1841        490750    Interchange Fee Acq Adjustment Detail            ****    Report Requests             ****
2RP18421          RRP1842        490750    Interchange Fee Acq Adjust Summary               ****    Report Requests             ****
2RP18431          2RP1843        490750    Interchange Fee Acq Adjustment Detail            ****    Report Requests             ****
2RP18441          2RP1844        490750    Interchange Fee Acq Adjust Summary               ****    Report Requests             ****
2RP18451          2RP1845        490750    Interchange Fee Acq Advisement Detail            ****    Report Requests             ****
2RP18461          2RP1846        490750    Interchange Fee Acq Advise Summary               ****    Report Requests             ****
2RP18471          2RP1847        490750    Interchange Fee Acq Advisement Detail            ****    Report Requests             ****
2RP18481          2RP1848        490750    Interchange Fee Acq Advise Summary               ****    Report Requests             ****
2RP18601          2RP1860        490740    SAFE Parent Acq Loss Summary                     ****    Report Requests             ****
2RP18611          2RP1861        490740    SAFE Parent Acq Loss Summary Rpt                 ****    Report Requests             ****
2RP18621          2RP1862        490740    SAFE Parent Acq Loss Basis Points                ****    Report Requests             ****
2RP18631          2RP1863        490740    SAFE Parent Acq Loss Basis Pts Rpt               ****    Report Requests             ****
2RP18701          2RP1870        410385    Acquirer MCC/Worldwide                           ****    Report Requests             ****
2RP18711          2RP1871        410385    Acquirer MCC/Region Fraud Summary                ****    Report Requests             ****
2RP18721          2RP1872        410385    Acquirer MCC/Worldwide                           ****    Report Requests             ****
2RP18731          2RP1873        410385    Acquirer Int Reg Fraud Summary                   ****    Report Requests             ****
2RP18741          2RP1874        410385    Acquirer MCC/Worldwide                           ****    Report Requests             ****
2RP18751          2RP1875        410385    Acquirer MCC/Worldwide Rpt                       ****    Report Requests             ****
2RP18761          2RP1876        410385    Acquirer Industry/Worldwide                      ****    Report Requests             ****
2RP18771          2RP1877        410385    Acquirer Industry/Worldwide Rpt                  ****    Report Requests             ****
2RP18781          2RP1878        410385    Parent Acquirer MCC/Worldwide                    ****    Report Requests             ****
2RP18791          2RP1879        410385    Parent Acquirer MCC/Worldwide Rpt                ****    Report Requests             ****
2RP18801          2RP1880        410385    Parent Acq Industry/Worldwide                    ****    Report Requests             ****
2RP18811          2RP1881        410385    Parent Acq Industry/Worldwide Rpt                ****    Report Requests             ****
2RP1907           2RP1907        490740    Mthly Acquirer SAFE Fee Tier 1                   ****    Report Requests             ****
2RP19071          2RP1907        490740    Mthly Acquirer SAFE Fee Tier 2                   ****    Report Requests             ****
2SC2322           2SC2322        495321    9.04 Rules Service Fee - Acquirers               ****    Security                    ****
P1785             2RP1785        581120    SAFE ACQUIRER GRAPH BOOKLET(S)                   ****    Report Requests             ****
2IE68961          2IE6896        440100    689 Acq Trans Trailer Reversal                   ****    Settlement                  ****
2IE69041          2IE6904        440100    690 Acq Trans Trailer Intra-C                    ****    Settlement                  ****
2IE69161          2IE6916        490580    691 Acq Trans Trailer Reversal                   ****    Settlement                  ****
2IE69241          2IE6924        440100    692 Acq Trans Trailer Intra-C                    ****    Settlement                  ****
2IE69223          2IE6922        449105    692 ACQ TRANS TRAILER:INTER-C                    ****    Settlement                  ****

                             AMENDMENT TO AGREEMENT

This Amendment (the "First Amendment") is made to that certain agreement made as of July 1, 1999 (the "Agreement'), made by and between MasterCard International Incorporated ("MasterCard") and The Chase Manhattan Bank ("Chase").

1. The parties hereby amend the Agreement by adding the following phrase in the first, lead-in, sentence of Section 2 after the phrase ending "its obligations," and prior to the phrase beginning "MasterCard shall provide" in the first line thereof:


     "and to reimburse Chase for certain third party costs and financial obligations associated with brand development and other obligations under
     Section 3 of this Agreement,".


2. Attached is a non-exclusive list of the types and categories of costs that will be reimbursed pursuant to Section 2.1.

3. Except as provided herein, the Agreement is ratified and reaffirmed upon the terms stated therein.

IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the 1st day of July, 1999.

MASTERCARD INTERNATIONAL                        THE CHASE MANHATTAN BANK
INCORPORATED

---------------------------------               --------------------------------
By:  Gary J. Flood                              By:
Name: Gary J. Flood                             Name:  Harry F. DiSimone
Title:  Executive Vice President                Title:  Executive Vice President
Date:  October 21, 1999                         Date:  October 21, 1999

                    Categories of Costs that are Reimbursable pursuant to Section 2.1 of the Agreement

I.       1999 Sunk Costs

         A. Lens Visa Card Plastics
         B. Core Visa Card Plastics
         C. Visa Card Carriers
         D. Visa Welcome Kits
         E. Visa Applications
         F. Visa Test Mailings
         G. Visa Business Development Costs

II.      Brand Development

1.       Brand Development Costs
         A. Statement insert for notification
         B. Separate mailing
         C. New plastics
         D. Embossing
         E. Presort Expense
         F. Postage
         G. Envelopes
         H. Card Carriers
         I. Shipping & Handling
         J. New Welcome Kits
         K. Customer Service (outsource vendor) calls
         L. Residual FDR Costs
         M. Card Activation

2.       System Development Costs

         A. Account trade system/settlement and authorizations
         B. Market Research
         C. FDR Programming Expense
         D. Testing through third party vendor
         E. Oasis/Eclipse/Aries programming
         F. Acquisitions system accommodation
         G. Customer Service systems accommodation
         H. Fraud non-receipt losses

3.       Production Queuing Redesign

         A. Statement Jobs
         B. Plastic Issuance Jobs
         C. Collections
         D. Network Call Volume
         E. System Testing